UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05088

THE AB PORTFOLIOS

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2015

Date of reporting period: February 28, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

FEB    02.28.15

SEMI-ANNUAL REPORT

AB TAX-MANAGED WEALTH

STRATEGIES

+	WEALTH APPRECIATION STRATEGY
+	BALANCED WEALTH STRATEGY
+	CONSERVATIVE WEALTH STRATEGY

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s
Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of
AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

April 21, 2015

Semi-Annual Report

This report provides management’s discussion of fund performance for the portfolios of AB Tax-Managed Wealth Strategies (the “Strategies” and individually a “Strategy”) for the semi-annual reporting period ended February 28, 2015. Effective January 20, 2015, the Strategies’ name changed from AllianceBernstein Tax-Managed Wealth Strategies to AB Tax-Managed Wealth Strategies.

The Strategies allocate, in accordance with their respective investment strategies, varying percentages of their assets to investments in Underlying Portfolios of the AB Mutual Funds, as well as direct investments in equity securities and debt securities, including municipal securities. Effective August 4, 2014, the AB Multi-Manager Alternative Strategies Portfolio, was added to the investment allocations of the Strategies. The addition of the Multi-Manager Alternative Strategies Fund is intended to provide additional diversification by seeking returns that are less sensitive to the general direction of the equity markets. The Multi-Manager Alternative Strategies Fund is designed to provide exposure to non-traditional and alternative investment strategies through investments allocated to various sub-advisers selected by AllianceBernstein L.P. (the “Adviser”). These investments will be primarily in four different alternative investment strategies—long/short equity, special situations, credit and global macro. In addition, effective August 4, 2014, the AB Multi-Asset Real Return Portfolio was added to the investment allocations of the Tax-Managed Wealth Strategies.

The Multi-Asset Real Return Portfolio invests primarily in instruments that the Adviser expects to outperform broad equity markets during periods of rising inflation. The Multi-Asset Real Return Portfolio invests primarily in inflation-indexed securities, commodity-related equity securities, commodities (primarily through derivative instruments) and real estate securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Strategy may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Strategy may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps.

AB Tax-Managed Wealth Appreciation Strategy

Investment Objective and Policies

The AB Tax-Managed Wealth Appreciation Strategy’s investment objective is long-term growth of capital. The Strategy invests in a portfolio of equity securities that is designed as a solution for investors who seek tax-efficient equity returns but also want broad

AB TAX-MANAGED WEALTH STRATEGIES •	1

diversification of the related risks across styles, capitalization ranges and geographic regions. The Strategy may also invest in certain Underlying Portfolios with additional investment styles, which, while not necessarily tax-efficient, are designed to add diversification to the Strategy’s investments. The Strategy targets a weighting of approximately 73% in equity securities of companies, or traditional equity investments, and approximately 28% in diversification investments. In managing the Strategy, the Adviser efficiently diversifies between growth and value equity investment styles, between U.S. and non-U.S. markets and among diversification investments. Normally, the Strategy targets an equal weighting of growth and value style stocks (50% each) for the traditional equity component of the Strategy, with approximately 60% of each equity style invested in U.S. companies and the remaining 40% in non-U.S. companies.

The Adviser will allow the relative weightings of the Strategy’s investments in traditional equity growth and value, and in U.S. and non-U.S. company securities to vary in response to market conditions, but ordinarily, only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted percentages may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

The Strategy also invests in Underlying Portfolios that are intended to provide additional diversification by seeking returns that are less sensitive to the general direction of the equity markets. This category of Underlying Portfolios includes the Multi-Manager Alternative Strategies Fund, which is designed to provide exposure to non-traditional and alternative investment strategies, through investments allocated to various sub-advisers selected and overseen by the Adviser. These investments will be primarily in four different alternative investment strategies—long-short equity, special situations, credit and global macro; the allocations among these alternative investment strategies is expected to vary, and there may be no allocation to specific strategies at times. The Strategy invests approximately 8% of its assets in this Underlying Portfolio. Also in this category is the Multi-Asset Real Return Portfolio, which invests primarily in instruments that the Adviser expects to outperform broad equity markets during periods of rising inflation. This Underlying Portfolio invests primarily in inflation-indexed securities, commodity-related equity securities, commodities (principally through derivative instruments) and real estate securities. The Strategy invests approximately 5% of its assets in this Underlying Portfolio.

As part of its diversification investments, the Strategy also invests approximately 15% of its assets in the Volatility Management Portfolio, which is managed by the Adviser. This Portfolio is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance.

2	• AB TAX-MANAGED WEALTH STRATEGIES

Under normal market conditions, this Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

For the Underlying Portfolios’ traditional equity investments, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each equity investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.), which are supported by equity research analysts specializing in growth research, and equity research analysts specializing in value research.

The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and may invest in the securities of companies in emerging markets.

AB Tax-Managed Balanced Wealth Strategy

Investment Objective and Policies

The AB Tax-Managed Balanced Wealth Strategy’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward tax-efficient equity returns but also want the risk diversification offered by tax-exempt debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Strategy may also invest in certain Underlying Portfolios with additional investment styles, which, while not necessarily tax-efficient, are designed to add diversification to the Strategy’s investments. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity investment styles and in diversification investments (described below) to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 29% equity securities of companies, or traditional equity investments, 41% traditional tax-exempt debt securities and 30% diversification investments (a portion of which includes tax-exempt debt securities) with a goal of providing moderate upside potential without excessive volatility. Within the Strategy’s traditional equity component, the targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 60% of each equity style invested in U.S. companies and the remaining 40% in non-U.S. companies.

The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in U.S. and non-U.S. company securities to vary in response to market conditions, but ordinarily,

AB TAX-MANAGED WEALTH STRATEGIES •	3

only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted percentages may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

The Strategy also invests in Underlying Portfolios that are intended to provide additional diversification by seeking returns that are less sensitive to the general direction of the equity markets. This category of Underlying Portfolios includes the Multi-Manager Alternative Strategies Fund, which is designed to provide exposure to non-traditional and alternative investment strategies, through investments allocated to various sub-advisers selected and overseen by the Adviser. These investments will be primarily in four different alternative investment strategies—long-short equity, special situations, credit and global macro; the allocations among these alternative investment strategies is expected to vary, and there may be no allocation to specific strategies at times. The Strategy invests approximately 6% of its assets in this Underlying Portfolio. Also in this category is the Multi-Asset Real Return Portfolio, which invests primarily in instruments that the Adviser expects to outperform broad equity markets during periods of rising inflation. This Underlying Portfolio invests primarily in inflation-indexed securities, commodity-related equity securities, commodities (principally through derivative instruments) and real estate securities. The Strategy invests approximately 3% of its assets in this Underlying Portfolio.

As part of its diversification investments, the Strategy also invests approximately 11% of its assets in the Volatility Management Portfolio, which is managed by the Adviser. This Portfolio is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. Under normal market conditions, this Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

The Strategy intends to meet the tax requirement for passing municipal bond interest through to Strategy shareholders as tax exempt interest dividends (currently requires that at least 50% of the Strategy’s assets be invested in tax-exempt debt securities). In the event that the Internal Revenue Code (the “Code”) or the related rules, regulations and interpretations of the Internal Revenue Service should, in the future, change so as to permit the Strategy to pass through tax-exempt dividends when the Strategy invests less than 50% of its assets in tax-exempt debt securities, the targeted

4	• AB TAX-MANAGED WEALTH STRATEGIES

blend for the Strategy may become 60% equity securities and 40% debt securities.

For the Underlying Portfolios’ traditional equity investments, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each equity investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.), which are supported by equity research analysts specializing in growth research, and equity research analysts specializing in value research.

In selecting tax-exempt fixed-income investments for the Strategy’s debt investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings, which may include subspecialties. These fixed-income teams draw on the resources and expertise of the Adviser’s internal fixed-income research staff, which includes fixed-income research analysts and economists. The Strategy’s fixed-income securities will primarily be investment grade debt securities, but may also include lower-rated securities (“junk bonds”). The Strategy will not invest more than 25% of its total assets in securities rated at the time of purchase below investment grade.

With the goal of protecting against inflation risk, the Strategy may (i) allocate approximately 10% of the Strategy’s portfolio from traditional municipal bonds to inflation-protected securities, including inflation-protected municipal securities, (ii) enter into inflation (“CPI”) swap agreements or other types of swap agreements that the Adviser believes offer protection against inflation risk, with a combined notional amount of approximately 10% of the Strategy’s assets, or (iii) use a combination of the foregoing so that approximately 10% of the Strategy’s assets are “inflation-protected”.

The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights and warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

AB Tax-Managed Conservative Wealth Strategy

Investment Objective and Policies

The AB Tax-Managed Conservative Wealth Strategy’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek some opportunity for tax-efficient equity returns if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. The Strategy may also invest in certain Underlying Portfolios with additional investment styles, which, while not necessarily tax-efficient, are

AB TAX-MANAGED WEALTH STRATEGIES •	5

designed to add diversification to the Strategy’s investments. The Strategy targets a weighting of 19% equity securities of companies, or traditional equity investments, 58% traditional tax-exempt debt securities and 24% diversification investments with a goal of providing reduced volatility and modest upside potential. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity investment styles and in diversification investments to produce the desired risk/return profile of the Strategy. Within the traditional equity component, the Strategy’s targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 60% of each equity style invested in U.S. companies and the remaining 40% in non-U.S. companies.

The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in U.S. and non-U.S. company securities to vary in response to market conditions, but ordinarily, only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted percentages may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

The Strategy also invests in Underlying Portfolios that are intended to provide additional diversification by seeking returns that are less sensitive to the general direction of the equity markets. This category of Underlying Portfolios includes the Multi-Manager Alternative Strategies Fund, which is designed to provide exposure to non-traditional and alternative investment strategies, through investments allocated to various sub-advisers selected and overseen by the Adviser. These investments will be primarily in four different alternative investment strategies—long-short equity, special situations, credit and global macro; the allocations among these alternative investment strategies is expected to vary, and there may be no allocation to specific strategies at times. The Strategy invests approximately 4% of its assets in this Underlying Portfolio. Also in this category is the Multi-Asset Real Return Portfolio, which invests primarily in instruments that the Adviser expects to outperform broad equity markets during periods of rising inflation. This Underlying Portfolio invests primarily in inflation-indexed securities, commodity-related equity securities, commodities (principally through derivative instruments) and real estate securities. The Strategy invests approximately 1% of its assets in this Underlying Portfolio.

As part of its diversification investments, the Strategy also invests approximately 9% of its assets in the Volatility Management Portfolio, which is managed by the Adviser. This Underlying Portfolio is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse

6	• AB TAX-MANAGED WEALTH STRATEGIES

market conditions on its performance. The Portfolio will normally be considered to be part of the Strategy’s equity asset allocation. Under normal market conditions, the Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

For the Underlying Portfolios’ traditional equity investments, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each equity investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.), which are supported by equity research analysts specializing in growth research, and equity research analysts specializing in value research.

In selecting tax-exempt fixed-income investments for the Strategy’s traditional debt investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and that may include subspecialties. In selecting debt securities for the Strategy, these fixed-income teams draw on the resources and expertise of the Adviser’s internal fixed-income research staff, which includes fixed-income research analysts and economists. All fixed-income securities held by the Strategy will be of investment grade at the time of purchase. In the event that the rating of any security held by the Strategy falls below investment grade, the Strategy will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

With the goal of protecting against inflation risk in addition to its investment in the Multi-Asset Real Return Underlying Portfolio, the Strategy may (i) allocate approximately 10% of the Strategy’s portfolio from traditional municipal bonds to inflation-protected securities, including inflation-protected municipal securities, (ii) enter into inflation (“CPI”) swap agreements or other types of swap agreements that the Adviser believes offer protection against inflation risk, with a combined notional amount of approximately 10% of the Strategy’s assets, or (iii) use a combination of the foregoing so that approximately 10% of the Strategy’s assets are inflation-protected.

The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

Investment Results

The tables on pages 14-16 show performance for each Strategy compared

AB TAX-MANAGED WEALTH STRATEGIES •	7

to its respective benchmarks for the six- and 12-month periods ended February 28, 2015. Each Strategy’s blended benchmark is as follows: AB Tax-Managed Wealth Appreciation Strategy, 60% Standard & Poor’s (“S&P”) 500 Index/40% Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex-U.S.; AB Tax-Managed Balanced Wealth Strategy, 50% Barclays 5-Year General Obligation (“GO”) Municipal Bond Index/50% S&P 500 Index; and AB Tax-Managed Conservative Wealth Strategy, 70% Barclays 5-Year GO Municipal Bond Index/30% S&P 500 Index.

All share classes of the Tax-Managed Wealth Appreciation Strategy underperformed the primary and blended benchmarks for both periods. For the six-month period, versus the primary and blended benchmarks, the Multi-Asset Real Return Portfolio detracted the most, amid falling commodity prices. The non-U.S. value and non-U.S. growth components also detracted due to the underperformance of international stocks. The U.S. growth and Volatility Management Portfolio components contributed to performance. For the 12-month period, the Multi-Asset Real Return Portfolio was the primary detractor, non-U.S. value and non-U.S. growth also detracted. Contributing to performance was the allocation to the U.S. value and U.S. growth components. The Multi-Manager Alternative Strategies Fund detracted from returns versus both the primary and blended benchmarks, for both periods.

For the six-month period, Class A and Advisor Class shares of the Tax-Managed Balanced Wealth Strategy outperformed the primary benchmark; all share classes underperformed the blended benchmark. For the 12-month period, all share classes outperformed the primary benchmark, and underperformed the blended benchmark. For the six-month period, versus the primary and blended benchmarks, the Multi-Asset Real Return Portfolio detracted the most, amid falling commodity prices. The non-U.S. value and non-U.S. growth components also detracted due to the underperformance of international stocks. The U.S. growth and Volatility Management components contributed to performance versus both benchmarks; versus the primary benchmark, intermediate municipals also contributed. For the 12-month period, the Multi-Asset Real Return Portfolio was the primary detractor; non-U.S. value and non-U.S. growth also detracted. Contributing to performance was the allocation to the U.S. value, U.S. growth and Volatility Management Portfolio components, versus both benchmarks. The Multi-Manager Alternative Strategies Fund contributed to returns versus the primary benchmark, and detracted versus the blended benchmark, for both periods.

For the six-month period, all share classes of the Tax-Managed Conservative Wealth Strategy underperformed both the primary and blended benchmarks; for the 12-month period, all share classes outperformed the primary benchmark and underperformed the blended benchmark. For both periods, the Multi-Asset Real Return Portfolio detracted the most, amid falling commodity prices; the non-U.S. value and non-U.S. growth

8	• AB TAX-MANAGED WEALTH STRATEGIES

components also detracted versus the blended benchmark, due to the underperformance of international stocks. The inflation protection component also detracted for the six-month period. The U.S. growth and Volatility Management Portfolio components contributed to performance versus both benchmarks for both periods; versus the primary benchmark, intermediate municipals also contributed. The Multi-Manager Alternative Strategies Fund contributed to returns versus the primary benchmark, and detracted versus the blended benchmark, for both periods.

All Strategies utilized derivatives during the six- and 12-month periods, which had no material impact on performance. The Tax-Managed Wealth Appreciation Strategy utilized futures for hedging purposes and forwards for hedging and investment purposes; the Tax-Managed Balanced Wealth Strategy utilized inflation swaps and futures for hedging purposes, and forwards for hedging and investment purposes; the Tax-Managed Conservative Wealth Strategy utilized inflation swaps for hedging purposes, and forwards for hedging and investment purposes.

The Multi-Manager Alternative Strategies Fund utilized derivatives including forwards, purchased and written options, credit default swaps and total return swaps for hedging and investment purposes, which detracted from performance for the six-month period.

Market Review and Investment Strategy

Global equities rose during the six-month period ended February 28,

2015, driven by gains in U.S. equities. The divergence of economic policies across different regions remained a key theme as the U.S. economy continued to improve, signaling to investors that an increase in U.S. interest rates wasn’t far off, while other regions ramped up stimulus measures in order to revive struggling economies. A continued decline in oil prices and the strength of the U.S. dollar versus other currencies, particularly the euro, also had a negative impact on the market. In the U.S., growth stocks handily outpaced value during the period. The energy sector was by far the biggest laggard and the only sector in negative territory, owing to the decline in oil prices. Consumer discretionary stocks performed the best, due largely to expectations that declining oil prices will fuel consumer spending.

The fixed-income market began the period on a rough note as markets fell broadly and spreads across the capital markets widened. Between October and December, a sharp decline in oil prices put pressure on credit and emerging markets. Corporate bond spreads widened in the U.S. but narrowed slightly in Europe. Most credit sectors underperformed developed-market government debt. Municipals outperformed for the six-month period, but lagged for the 12-month period versus taxable bonds.

Real assets, such as commodity stocks, commodity future and real estate stocks, declined sharply during the six-month period, hurt by the selloff in crude markets. Disappointing growth in the European Union and emerging markets further exacerbated losses, as

AB TAX-MANAGED WEALTH STRATEGIES •	9

did news from the Organization of Petroleum Exporting Countries, or OPEC stating they would no longer be willing to balance the market and prices would be the balancing mechanism going forward. During the second half of 2014, inflation expectations dropped sharply in sympathy with easing price pressures from lower commodity prices.

The municipal components may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of

February 28, 2015, the Strategies’ percentages of total investments in insured bonds and in insured bonds that have been pre-refunded (a type of bond issued to fund another callable bond, where the issuer actually decides to exercise its right to buy its bonds back before the scheduled maturity date) are as follows:

Portfolio	Insured Bonds*	Pre-refunded/ ETM† Bonds*
Tax-Managed Balanced Wealth Strategy	13.90%	4.82%
Tax-Managed Conservative Wealth Strategy	9.79%	0.00%

*	Breakdowns expressed as a percentage of investments in municipal bonds.

†	Escrowed to maturity.

The Municipal Bond Investment Team believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Strategies. The municipal components generally invest in investment-grade securities, as the underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

10	• AB TAX-MANAGED WEALTH STRATEGIES

DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P 500® Index, the MSCI ACWI ex-U.S., and the Barclays 5-Year GO Municipal Bond Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. The Barclays 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The MSCI ACWI ex-U.S. (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax; gross returns include reinvestment of dividends prior to such deduction. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategies.

A Word About Risk

The Strategies may employ strategies that take into account the tax impact of buy and sell decisions on the Strategies’ shareholders. While the Strategies seek to maximize after-tax returns, there can be no assurance that the strategies will be effective, and the use of these strategies may affect the gross returns of the Strategies. The Strategies may not be suitable for tax-advantaged accounts, such as qualified retirement plans. The Strategies allocate their investments among multiple asset classes which will include U.S. and foreign securities. AB Tax-Managed Balanced Wealth Strategy and AB Tax-Managed Conservative Wealth Strategy will include both equity and fixed-income securities.

Market Risk: The value of the Strategies’ assets will fluctuate as the stock or bond market fluctuates. The value of their investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-U.S.) Risk: The Strategies’ investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened if the Strategies invest in securities of emerging market countries.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategies’ investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets, or financial resources.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, or U.S. or non-U.S. securities, may have a more significant effect on the Strategies’ net asset value (“NAV”) when one of these investments is performing more poorly than another.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB TAX-MANAGED WEALTH STRATEGIES •	11

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Interest Rate Risk: (Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies) Changes in interest rates will affect the value of the Strategies’ investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Credit Risk: (Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies) An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: (Tax-Managed Balanced Wealth Strategy) Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. Their securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Municipal Market Risk: (Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies) This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategies’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Recent adverse economic conditions have not affected the Strategies’ investments or performance. To the extent that the Strategies invest more of their assets in a particular state’s municipal securities, the Strategies may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Strategies’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies and may be subject to counterparty risk to a greater degree than more traditional investments.

These risks are fully discussed in the Strategies’ prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategies will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may

(Disclosures, Risks and Note about Historical Performance continued on next page)

12	• AB TAX-MANAGED WEALTH STRATEGIES

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Strategies have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategies’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB TAX-MANAGED WEALTH STRATEGIES •	13

Disclosures and Risks

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED FEBRUARY 28, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Tax-Managed Wealth Appreciation Strategy
Class A	1.87%	8.09%

Class B*	1.47%	7.29%

Class C	1.54%	7.29%

Advisor Class†	2.04%	8.38%

Primary Benchmark: S&P 500 Index	6.12%	15.51%

Secondary Benchmark: MSCI ACWI ex-U.S.	-3.78%	0.87%

Blended Benchmark: 60% S&P 500 Index /40% MSCI ACWI ex-U.S.	2.11%	9.49%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†      Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 11-13.

(Historical Performance continued on next page)

14	• AB TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED FEBRUARY 28, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Tax-Managed Balanced Wealth Strategy*
Class A	1.04%	4.61%

Class B†	0.67%	3.83%

Class C	0.69%	3.86%

Advisor Class‡	1.20%	4.89%

Primary Benchmark: Barclays 5-Year GO Municipal Bond Index	0.81%	1.76%

Secondary Benchmark: S&P 500 Index	6.12%	15.51%

Blended Benchmark: 50% Barclays 5-Year GO Municipal Bond Index/50% S&P 500 Index	3.53%	8.55%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended February 28, 2015, by 0.01% and 0.01%, respectively.

†      Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

‡      Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 11-13.

(Historical Performance continued on next page)

AB TAX-MANAGED WEALTH STRATEGIES •	15

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED FEBRUARY 28, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Tax-Managed Conservative Wealth Strategy*
Class A	0.64%	3.06%

Class B†	0.24%	2.24%

Class C	0.26%	2.29%

Advisor Class‡	0.78%	3.35%

Primary Benchmark: Barclays 5-Year GO Municipal Bond Index	0.81%	1.76%

Secondary Benchmark: S&P 500 Index	6.12%	15.51%

Blended Benchmark: 70% Barclays 5-Year GO Municipal Bond Index/30% S&P 500 Index	2.45%	5.81%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended February 28, 2015, by 0.01% and 0.01%, respectively.

†      Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

‡      Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 11-13.

(Historical Performance continued on next page)

16	• AB TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	8.09%	3.50%
5 Years	10.14%	9.20%
10 Years	4.74%	4.28%

Class B Shares
1 Year	7.29%	3.29%
5 Years	9.31%	9.31%
10 Years(a)	4.12%	4.12%

Class C Shares
1 Year	7.29%	6.29%
5 Years	9.35%	9.35%
10 Years	3.99%	3.99%

Advisor Class Shares*
1 Year	8.38%	8.38%
5 Years	10.45%	10.45%
10 Years	5.04%	5.04%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.21%, 1.99%, 1.97% and 0.96%, for Class A, Class B, Class C, and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s annual operating expense ratios to 1.13%, 1.93%, 1.89% and 0.88%, for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before December 31, 2015. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 11-13.

(Historical Performance continued on next page)

AB TAX-MANAGED WEALTH STRATEGIES •	17

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	2.37%
5 Years	7.60%
10 Years	4.43%

Class B Shares
1 Year	2.09%
5 Years	7.75%
10 Years(a)	4.26%

Class C Shares
1 Year	5.16%
5 Years	7.79%
10 Years	4.13%

Advisor Class Shares*
1 Year	7.19%
5 Years	8.86%
10 Years	5.18%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 11-13.

(Historical Performance continued on next page)

18	• AB TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2015 (unaudited)
Returns

Class A Shares
1 Year	1.66%
5 Years	7.21%
10 Years	4.11%

Class B Shares
1 Year	1.68%
5 Years	7.56%
10 Years(a)	4.03%

Class C Shares
1 Year	4.65%
5 Years	7.56%
10 Years	3.95%

Advisor Class Shares*
1 Year	6.35%
5 Years	8.39%
10 Years	4.81%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2015 (unaudited)

Class A Shares
1 Year	1.68%
5 Years	5.91%
10 Years	3.52%

Class B Shares
1 Year	1.43%
5 Years	6.06%
10 Years(a)	3.37%

Class C Shares
1 Year	3.20%
5 Years	6.08%
10 Years	3.28%

Advisor Class Shares*
1 Year	4.46%
5 Years	6.92%
10 Years	4.14%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 11-13.

(Historical Performance continued on next page)

AB TAX-MANAGED WEALTH STRATEGIES •	19

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	4.61%	0.18%
5 Years	6.00%	5.08%
10 Years	4.19%	3.73%

Class B Shares
1 Year	3.83%	-0.14%
5 Years	5.24%	5.24%
10 Years(a)	3.58%	3.58%

Class C Shares
1 Year	3.86%	2.86%
5 Years	5.26%	5.26%
10 Years	3.46%	3.46%

Advisor Class Shares*
1 Year	4.89%	4.89%
5 Years	6.32%	6.32%
10 Years	4.50%	4.50%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.31%, 2.08%, 2.06% and 1.06%, for Class A, Class B,
Class C, and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s annual operating expense ratios to 1.25%, 2.03%, 2.00% and 0.99%, for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before December 31, 2015. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 11-13.

(Historical Performance continued on next page)

20	• AB TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-0.31%
5 Years	4.39%
10 Years	3.84%

Class B Shares
1 Year	-0.62%
5 Years	4.55%
10 Years(a)	3.70%

Class C Shares
1 Year	2.39%
5 Years	4.57%
10 Years	3.55%

Advisor Class Shares*
1 Year	4.44%
5 Years	5.61%
10 Years	4.60%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 11-13.

(Historical Performance continued on next page)

AB TAX-MANAGED WEALTH STRATEGIES •	21

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2015 (unaudited)
Returns

Class A Shares
1 Year	-1.21%
5 Years	4.06%
10 Years	3.62%

Class B Shares
1 Year	-1.41%
5 Years	4.30%
10 Years(a)	3.52%

Class C Shares
1 Year	1.58%
5 Years	4.31%
10 Years	3.40%

Advisor Class Shares*
1 Year	3.46%
5 Years	5.25%
10 Years	4.36%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2015 (unaudited)

Class A Shares
1 Year	0.48%
5 Years	3.58%
10 Years	3.24%

Class B Shares
1 Year	0.28%
5 Years	3.64%
10 Years(a)	3.05%

Class C Shares
1 Year	1.99%
5 Years	3.66%
10 Years	2.94%

Advisor Class Shares*
1 Year	3.21%
5 Years	4.58%
10 Years	3.90%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 11-13.

(Historical Performance continued on next page)

22	• AB TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	3.06%	-1.32%
5 Years	3.93%	3.03%
10 Years	3.22%	2.78%

Class B Shares
1 Year	2.24%	-1.69%
5 Years	3.19%	3.19%
10 Years(a)	2.65%	2.65%

Class C Shares
1 Year	2.29%	1.31%
5 Years	3.21%	3.21%
10 Years	2.50%	2.50%

Advisor Class Shares*
1 Year	3.35%	3.35%
5 Years	4.24%	4.24%
10 Years	3.53%	3.53%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.69%, 2.41%, 2.40% and 1.39%, for Class A, Class B, Class C, and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s annual operating expense ratios to 1.20%, 1.90%, 1.90% and 0.90%, for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before December 31, 2015. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 11-13.

(Historical Performance continued on next page)

AB TAX-MANAGED WEALTH STRATEGIES •	23

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-1.45%
5 Years	2.66%
10 Years	2.85%

Class B Shares
1 Year	-1.79%
5 Years	2.82%
10 Years(a)	2.71%

Class C Shares
1 Year	1.19%
5 Years	2.82%
10 Years	2.57%

Advisor Class Shares*
1 Year	3.20%
5 Years	3.84%
10 Years	3.59%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 11-13.

(Historical Performance continued on next page)

24	• AB TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2015 (unaudited)
Returns

Class A Shares
1 Year	-2.37%
5 Years	2.24%
10 Years	2.53%

Class B Shares
1 Year	-2.61%
5 Years	2.49%
10 Years(a)	2.42%

Class C Shares
1 Year	0.37%
5 Years	2.49%
10 Years	2.30%

Advisor Class Shares*
1 Year	2.20%
5 Years	3.39%
10 Years	3.25%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2015

Class A Shares
1 Year	-0.17%
5 Years	2.19%
10 Years	2.49%

Class B Shares
1 Year	-0.40%
5 Years	2.24%
10 Years(a)	2.28%

Class C Shares
1 Year	1.29%
5 Years	2.25%
10 Years	2.17%

Advisor Class Shares*
1 Year	2.52%
5 Years	3.15%
10 Years	3.13%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 11-13.

AB TAX-MANAGED WEALTH STRATEGIES •	25

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tax-Managed Wealth Appreciation Strategy

	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,018.70	$4.60	0.92%
Hypothetical**	$1,000	$1,020.23	$4.61	0.92%
Class B
Actual	$1,000	$1,014.70	$8.44	1.69%
Hypothetical**	$1,000	$1,016.41	$8.45	1.69%
Class C
Actual	$1,000	$1,015.40	$8.35	1.67%
Hypothetical**	$1,000	$1,016.51	$8.35	1.67%
Advisor Class
Actual	$1,000	$1,020.40	$3.36	0.67%
Hypothetical**	$1,000	$1,021.47	$3.36	0.67%

26	• AB TAX-MANAGED WEALTH STRATEGIES

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

Tax-Managed Balanced Wealth Strategy

	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,010.40	$5.43	1.09%
Hypothetical**	$1,000	$1,019.39	$5.46	1.09%
Class B
Actual	$1,000	$1,006.70	$9.25	1.86%
Hypothetical**	$1,000	$1,015.57	$9.30	1.86%
Class C
Actual	$1,000	$1,006.90	$9.21	1.85%
Hypothetical**	$1,000	$1,015.62	$9.25	1.85%
Advisor Class
Actual	$1,000	$1,012.00	$4.19	0.84%
Hypothetical**	$1,000	$1,020.63	$4.21	0.84%

Tax-Managed Conservative Wealth Strategy

	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,006.40	$5.57	1.12%
Hypothetical**	$1,000	$1,019.24	$5.61	1.12%
Class B
Actual	$1,000	$1,002.40	$9.04	1.82%
Hypothetical**	$1,000	$1,015.77	$9.10	1.82%
Class C
Actual	$1,000	$1,002.60	$9.04	1.82%
Hypothetical**	$1,000	$1,015.77	$9.10	1.82%
Advisor Class
Actual	$1,000	$1,007.80	$4.08	0.82%
Hypothetical**	$1,000	$1,020.73	$4.11	0.82%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB TAX-MANAGED WEALTH STRATEGIES •	27

Expense Example

TAX-MANAGED WEALTH APPRECIATION STRATEGY

PORTFOLIO SUMMARY

February 28, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $762.3

*	All data are as of February 28, 2015. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

28	• AB TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

TAX-MANAGED BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

February 28, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $164.2

*	All data are as of February 28, 2015. The Strategy’s security type and sector breakdown are expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

AB TAX-MANAGED WEALTH STRATEGIES •	29

Portfolio Summary

TAX-MANAGED BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

February 28, 2015 (unaudited)

*	All data are as of February 28, 2015. The Strategy’s quality rating breakdown is expressed as a percentage of the Strategy’s total investments in municipal securities and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). The Strategy considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

30	• AB TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

PORTFOLIO SUMMARY

February 28, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $53.4

*	All data are as of February 28, 2015. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

AB TAX-MANAGED WEALTH STRATEGIES •	31

Portfolio Summary

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

PORTFOLIO SUMMARY

February 28, 2015 (unaudited)

*	All data are as of February 28, 2015. The Strategy’s quality rating breakdown is expressed as a percentage of the Strategy’s total investments in municipal securities and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). The Strategy considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

32	• AB TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

TAX-MANAGED WEALTH APPRECIATION

PORTFOLIO OF INVESTMENTS

February 28, 2015 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 70.1%
Financials – 13.6%
Banks – 4.7%
Axis Bank Ltd.	116,660	$1,074,987
Bank Hapoalim BM	172,720	779,774
Bank Mandiri Persero Tbk PT	466,000	432,198
Bank of America Corp.	262,600	4,151,706
Bank of Baroda	171,150	503,304
Bank of China Ltd. – Class H	1,587,000	914,749
Bank of Montreal	7,080	438,698
Bank of Queensland Ltd.	124,160	1,351,547
Citigroup, Inc.	48,247	2,529,108
Comerica, Inc.	18,700	856,086
Commerzbank AG(a)	53,550	721,852
Danske Bank A/S	57,740	1,528,014
Fifth Third Bancorp	16,200	313,632
HDFC Bank Ltd.	74,230	1,268,897
HSBC Holdings PLC	110,120	981,631
ICICI Bank Ltd.	122,950	671,275
ING Groep NV(a)	107,863	1,599,952
Intesa Sanpaolo SpA	271,860	907,147
Itausa – Investimentos Itau SA (Preference Shares)	152,900	543,465
JPMorgan Chase & Co.	17,374	1,064,679
KeyCorp	16,600	231,238
Mitsubishi UFJ Financial Group, Inc.	390,600	2,543,958
PNC Financial Services Group, Inc. (The)	7,256	667,262
Shinhan Financial Group Co., Ltd.	15,290	609,078
Societe Generale SA	27,519	1,267,979
Sumitomo Mitsui Financial Group, Inc.	15,200	605,622
SunTrust Banks, Inc.	8,463	346,983
Toronto-Dominion Bank (The)	20,730	908,730
UniCredit SpA	185,540	1,233,817
Wells Fargo & Co.	82,191	4,503,245

		35,550,613

Capital Markets – 1.5%
Affiliated Managers Group, Inc.(a)	9,099	1,969,206
Bank of New York Mellon Corp. (The)	15,300	598,842
BlackRock, Inc. – Class A	4,200	1,559,964
Goldman Sachs Group, Inc. (The)	7,102	1,347,889
Morgan Stanley	24,159	864,651
Northern Trust Corp.	3,756	262,281
Partners Group Holding AG	3,390	1,041,409
UBS Group AG(a)	206,019	3,619,676

		11,263,918

AB TAX-MANAGED WEALTH STRATEGIES •	33

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Finance – 1.2%
Capital One Financial Corp.	41,000	$3,227,110
Discover Financial Services	35,100	2,140,398
Muthoot Finance Ltd.	208,465	743,200
Shriram Transport Finance Co., Ltd.	81,778	1,533,414
SLM Corp.	135,072	1,279,132

		8,923,254

Diversified Financial Services – 1.1%
Berkshire Hathaway, Inc. – Class B(a)	10,700	1,577,287
Challenger Ltd./Australia	134,260	735,349
Friends Life Group Ltd.	132,090	837,008
Intercontinental Exchange, Inc.	12,222	2,876,570
ORIX Corp.	160,000	2,275,084

		8,301,298

Insurance – 3.9%
ACE Ltd.	5,246	598,096
Admiral Group PLC	105,110	2,389,726
AIA Group Ltd.	866,600	5,085,298
Allstate Corp. (The)	44,900	3,169,940
American Financial Group, Inc./OH	23,500	1,480,500
American International Group, Inc.	45,400	2,511,982
Aon PLC	17,655	1,771,856
Assicurazioni Generali SpA	49,602	1,021,793
BB Seguridade Participacoes SA	142,900	1,630,985
Chubb Corp. (The)	3,712	372,870
Hanover Insurance Group, Inc. (The)	12,133	852,222
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	9,230	1,915,794
PartnerRe Ltd.	10,866	1,244,157
Progressive Corp. (The)	9,400	250,510
Prudential PLC	130,290	3,269,789
Suncorp Group Ltd.	55,973	611,081
Travelers Cos., Inc. (The)	8,900	956,216
Unum Group	4,900	164,444
XL Group PLC	10,100	365,620

		29,662,879

Real Estate Management & Development – 0.7%
Ayala Land, Inc.	1,065,700	875,942
Daito Trust Construction Co., Ltd.	14,700	1,593,512
Global Logistic Properties Ltd.	1,270,000	2,411,894
Lend Lease Group	56,390	763,096

		5,644,444

Thrifts & Mortgage Finance – 0.5%
Housing Development Finance Corp. Ltd.	159,860	3,491,296
LIC Housing Finance Ltd.	80,967	647,467

		4,138,763

		103,485,169

34	• AB TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 13.0%
Auto Components – 1.4%
Aisin Seiki Co., Ltd.	29,500	$1,087,553
Bridgestone Corp.	19,200	736,529
Cie Generale des Etablissements Michelin – Class B	13,888	1,333,337
Continental AG	2,370	565,609
GKN PLC	125,430	705,144
Lear Corp.	7,400	806,008
Magna International, Inc. (New York) – Class A	11,800	1,285,728
Nokian Renkaat Oyj	22,580	667,607
Plastic Omnium SA	24,070	731,017
Sumitomo Electric Industries Ltd.	105,200	1,366,629
Valeo SA	11,783	1,769,728

		11,054,889

Automobiles – 1.8%
Ford Motor Co.	165,368	2,702,113
Great Wall Motor Co., Ltd. – Class H	193,500	1,232,751
Honda Motor Co., Ltd.	60,000	1,984,512
Hyundai Motor Co.	3,030	442,971
Isuzu Motors Ltd.	59,500	865,498
Tata Motors Ltd.	106,970	995,357
Tata Motors Ltd. – Class A	19,780	114,806
Toyota Motor Corp.	64,200	4,339,547
Volkswagen AG (Preference Shares)	3,140	792,557

		13,470,112

Diversified Consumer Services – 0.6%
Estacio Participacoes SA	220,700	1,516,375
H&R Block, Inc.	23,086	788,387
Kroton Educacional SA	321,500	1,176,710
TAL Education Group (ADR)(a)	24,338	747,663

		4,229,135

Hotels, Restaurants & Leisure – 1.3%
Ajisen China Holdings Ltd.	539,000	331,428
Melco International Development Ltd.	607,000	1,197,508
Merlin Entertainments PLC(b)	147,402	956,216
Sodexo SA	26,650	2,681,655
Starbucks Corp.	43,250	4,043,226
Yum! Brands, Inc.	6,780	549,926

		9,759,959

Household Durables – 0.0%
PulteGroup, Inc.	8,900	200,784

Internet & Catalog Retail – 0.7%
Just Eat PLC(a)	53,473	296,700
Priceline Group, Inc. (The)(a)	2,798	3,462,469
Vipshop Holdings Ltd. (ADR)(a)	51,200	1,251,840

		5,011,009

AB TAX-MANAGED WEALTH STRATEGIES •	35

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Leisure Products – 0.3%
Polaris Industries, Inc.	17,043	$2,613,203

Media – 2.4%
Comcast Corp. – Class A	51,854	3,079,091
CTS Eventim AG & Co. KGaA	25,820	796,026
Liberty Global PLC – Class A(a)	11,267	609,094
Liberty Global PLC – Series C(a)	59,290	3,093,159
Naspers Ltd. – Class N	20,240	2,964,459
Smiles SA	29,200	488,904
Thomson Reuters Corp.	5,543	217,674
Time Warner, Inc.	32,676	2,674,857
Walt Disney Co. (The)	42,738	4,448,171

		18,371,435

Multiline Retail – 0.7%
B&M European Value Retail SA	232,081	1,140,573
Dillard’s, Inc. – Class A	6,895	897,453
Dollar General Corp.(a)	24,600	1,786,452
Dollar Tree, Inc.(a)	5,848	465,969
Kohl’s Corp.	15,158	1,118,660
Matahari Department Store Tbk PT	184,000	253,847

		5,662,954

Specialty Retail – 2.4%
Foot Locker, Inc.	32,314	1,815,077
GameStop Corp. – Class A	39,100	1,445,527
Home Depot, Inc. (The)	49,941	5,730,730
Inditex SA	8,900	279,147
Kingfisher PLC	109,790	619,066
L’Occitane International SA	193,250	487,872
Mr. Price Group Ltd.	22,290	515,026
O’Reilly Automotive, Inc.(a)	7,610	1,583,869
Office Depot, Inc.(a)	130,668	1,224,359
Sports Direct International PLC(a)	162,598	1,727,786
Staples, Inc.	10,046	168,421
Ulta Salon Cosmetics & Fragrance, Inc.(a)	11,863	1,669,836
Yamada Denki Co., Ltd.	211,800	919,532

		18,186,248

Textiles, Apparel & Luxury Goods – 1.4%
Cie Financiere Richemont SA	25,225	2,222,630
Eclat Textile Co., Ltd.	65,160	744,692
Global Brands Group Holding Ltd.(a)	1,354,000	232,216
HUGO BOSS AG	10,644	1,369,923
Kering	2,170	441,333
NIKE, Inc. – Class B	47,679	4,630,584
Samsonite International SA	283,500	896,374
Titan Co., Ltd.	23,030	161,483

		10,699,235

		99,258,963

36	• AB TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Information Technology – 11.7%
Communications Equipment – 0.7%
Brocade Communications Systems, Inc.	119,400	$1,479,366
Cisco Systems, Inc.	60,891	1,796,894
F5 Networks, Inc.(a)	11,019	1,301,509
Harris Corp.	12,675	984,594

		5,562,363

Electronic Equipment, Instruments & Components – 0.4%
Amphenol Corp. – Class A	36,805	2,078,010
Arrow Electronics, Inc.(a)	4,000	247,840
Keysight Technologies, Inc.(a)	13,560	509,043

		2,834,893

Internet Software & Services – 2.6%
Baidu, Inc. (Sponsored ADR)(a)	12,658	2,579,068
Facebook, Inc. – Class A(a)	77,451	6,116,305
Google, Inc. – Class A(a)	4,525	2,545,901
Google, Inc. – Class C(a)	7,325	4,090,280
LinkedIn Corp. – Class A(a)	4,890	1,306,608
Telecity Group PLC	113,088	1,611,853
Twitter, Inc.(a)	26,580	1,277,966

		19,527,981

IT Services – 1.4%
Booz Allen Hamilton Holding Corp.	21,800	648,768
HCL Technologies Ltd.	12,210	397,585
Tata Consultancy Services Ltd.	19,770	853,432
Visa, Inc. – Class A	23,266	6,312,298
Xerox Corp.	161,200	2,200,380

		10,412,463

Semiconductors & Semiconductor Equipment – 1.8%
Advanced Semiconductor Engineering, Inc.	448,000	601,343
Altera Corp.	39,040	1,444,870
Applied Materials, Inc.	53,360	1,336,668
Infineon Technologies AG	74,520	862,177
Intel Corp.	83,100	2,763,075
Linear Technology Corp.	32,179	1,550,545
Novatek Microelectronics Corp.	199,000	1,069,388
NVIDIA Corp.	57,146	1,260,641
Sumco Corp.	61,200	1,230,496
Taiwan Semiconductor Manufacturing Co., Ltd.	144,000	687,035
Tokyo Electron Ltd.	9,000	678,571

		13,484,809

Software – 2.2%
ANSYS, Inc.(a)	30,525	2,624,234
Aspen Technology, Inc.(a)	24,930	962,423

AB TAX-MANAGED WEALTH STRATEGIES •	37

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Dassault Systemes	26,220	$1,832,140
Electronic Arts, Inc.(a)	29,636	1,694,587
FireEye, Inc.(a)	17,455	772,733
Microsoft Corp.	81,000	3,551,850
Mobileye NV(a)	52,290	1,855,249
NetSuite, Inc.(a)	9,356	902,106
Oracle Corp.	27,809	1,218,590
ServiceNow, Inc.(a)	18,528	1,412,945

		16,826,857

Technology Hardware, Storage & Peripherals – 2.6%
Apple, Inc.	101,724	13,067,465
Asustek Computer, Inc.	42,000	435,855
Casetek Holdings Ltd.	114,000	623,998
Catcher Technology Co., Ltd.	117,000	1,064,471
Hewlett-Packard Co.	100,100	3,487,484
Samsung Electronics Co., Ltd.	1,290	1,595,479

		20,274,752

		88,924,118

Health Care – 8.9%
Biotechnology – 1.9%
Actelion Ltd. (REG)(a)	6,954	832,511
Biogen Idec, Inc.(a)	14,915	6,109,035
Gilead Sciences, Inc.(a)	70,644	7,313,773

		14,255,319

Health Care Equipment & Supplies – 0.7%
Align Technology, Inc.(a)	16,321	936,010
Essilor International SA	4,950	577,644
Intuitive Surgical, Inc.(a)	6,944	3,472,000
Sartorius AG (Preference Shares)	2,180	303,854

		5,289,508

Health Care Providers & Services – 2.2%
Aetna, Inc.	23,900	2,379,245
Anthem, Inc.	25,500	3,734,475
Catamaran Corp.(a)	8,110	404,884
Express Scripts Holding Co.(a)	11,400	966,606
Premier, Inc. – Class A(a)	30,155	1,105,482
UnitedHealth Group, Inc.	68,539	7,788,086

		16,378,778

Life Sciences Tools & Services – 1.0%
Eurofins Scientific SE	10,076	2,729,930
Illumina, Inc.(a)	7,364	1,439,367
Mettler-Toledo International, Inc.(a)	4,889	1,535,977
Quintiles Transnational Holdings, Inc.(a)	32,757	2,128,550

		7,833,824

38	• AB TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmaceuticals – 3.1%
Astellas Pharma, Inc.	61,000	$970,379
GlaxoSmithKline PLC	120,790	2,864,092
Johnson & Johnson	48,800	5,002,488
Lupin Ltd.	15,901	447,015
Merck & Co., Inc.	43,698	2,558,081
Novo Nordisk A/S – Class B	46,432	2,221,983
Pfizer, Inc.	148,900	5,110,248
Roche Holding AG	10,870	2,961,959
Sun Pharmaceutical Industries Ltd.	124,200	1,763,853

		23,900,098

		67,657,527

Industrials – 7.5%
Aerospace & Defense – 1.1%
Airbus Group NV	34,260	2,113,247
General Dynamics Corp.	4,900	680,022
L-3 Communications Holdings, Inc.	11,332	1,466,701
Northrop Grumman Corp.	3,800	629,698
Rockwell Collins, Inc.	9,199	819,447
Safran SA	14,880	1,046,091
Zodiac Aerospace	54,750	1,967,659

		8,722,865

Air Freight & Logistics – 0.1%
FedEx Corp.	1,037	183,528
Royal Mail PLC	89,870	582,598

		766,126

Airlines – 1.1%
Air Canada(a)	39,560	390,505
Alaska Air Group, Inc.	11,305	719,563
Delta Air Lines, Inc.	67,322	2,997,176
International Consolidated Airlines Group SA(a)	186,860	1,666,348
JetBlue Airways Corp.(a)	72,977	1,254,475
Qantas Airways Ltd.(a)	462,056	1,041,038

		8,069,105

Building Products – 0.1%
Assa Abloy AB – Class B	10,310	618,712

Commercial Services & Supplies – 0.4%
APR Energy PLC	115,952	635,047
Babcock International Group PLC	160,784	2,501,459

		3,136,506

Construction & Engineering – 0.0%
Larsen & Toubro Ltd.	7,630	217,433

AB TAX-MANAGED WEALTH STRATEGIES •	39

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Electrical Equipment – 0.4%
Acuity Brands, Inc.	5,830	$923,939
Amara Raja Batteries Ltd.	41,770	599,883
AMETEK, Inc.	25,436	1,351,669

		2,875,491

Industrial Conglomerates – 1.2%
Alliance Global Group, Inc.	365,400	197,070
Bidvest Group Ltd. (The)	22,860	630,725
Danaher Corp.	50,258	4,386,518
General Electric Co.	99,400	2,583,406
Hutchison Whampoa Ltd.	29,000	396,349
Toshiba Corp.	267,000	1,105,129

		9,299,197

Machinery – 0.9%
ITT Corp.	33,938	1,393,834
JTEKT Corp.	73,400	1,152,703
Pall Corp.	22,208	2,238,788
Wabtec Corp./DE	23,709	2,249,747

		7,035,072

Marine – 0.3%
AP Moeller – Maersk A/S – Class B	271	622,983
Nippon Yusen KK	470,000	1,411,435

		2,034,418

Professional Services – 1.2%
51job, Inc. (ADR)(a)	5,418	192,339
Bureau Veritas SA	99,149	2,334,386
Capita PLC	248,849	4,556,554
Intertek Group PLC	23,565	918,778
Teleperformance	9,990	771,030

		8,773,087

Road & Rail – 0.5%
Canadian National Railway Co.	6,320	436,551
Central Japan Railway Co.	7,700	1,432,729
Globaltrans Investment PLC (Sponsored GDR)(b)	53,541	270,382
JB Hunt Transport Services, Inc.	17,360	1,484,280

		3,623,942

Trading Companies & Distributors – 0.2%
Brenntag AG	10,540	616,507
Bunzl PLC	37,850	1,105,775

		1,722,282

		56,894,236

40	• AB TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 5.0%
Beverages – 0.7%
Asahi Group Holdings Ltd.	12,200	$377,438
Molson Coors Brewing Co. – Class B	2,200	166,958
Monster Beverage Corp.(a)	35,967	5,075,663

		5,620,059

Food & Staples Retailing – 1.9%
Costco Wholesale Corp.	19,050	2,799,588
CVS Health Corp.	80,420	8,353,225
Delhaize Group SA	6,538	587,016
Kroger Co. (The)	10,820	769,843
Lenta Ltd. (GDR)(a)(b)	102,922	750,301
Magnit PJSC (Sponsored GDR)(b)	10,364	494,052
Olam International Ltd.	649,105	952,570
Tsuruha Holdings, Inc.	2,300	155,407

		14,862,002

Food Products – 0.6%
Archer-Daniels-Midland Co.	9,300	445,284
Ingredion, Inc.	15,290	1,256,991
Mead Johnson Nutrition Co. – Class A	25,389	2,659,752

		4,362,027

Household Products – 0.4%
Energizer Holdings, Inc.	5,907	790,534
Henkel AG & Co. KGaA	2,700	283,894
Procter & Gamble Co. (The)	20,887	1,778,110

		2,852,538

Personal Products – 0.3%
Estee Lauder Cos., Inc. (The) – Class A	12,652	1,045,941
L’Oreal SA	6,270	1,136,380

		2,182,321

Tobacco – 1.1%
Altria Group, Inc.	7,752	436,360
British American Tobacco PLC	72,056	4,201,011
Imperial Tobacco Group PLC	25,281	1,244,138
Philip Morris International, Inc.	33,247	2,758,171

		8,639,680

		38,518,627

Energy – 3.8%
Energy Equipment & Services – 0.4%
Aker Solutions ASA(a)(b)	54,300	302,849
FMC Technologies, Inc.(a)	23,860	952,730
National Oilwell Varco, Inc.	6,161	334,850
Schlumberger Ltd.	16,602	1,397,224

		2,987,653

AB TAX-MANAGED WEALTH STRATEGIES •	41

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 3.4%
BG Group PLC	121,760	$1,792,633
Canadian Natural Resources Ltd.	17,460	507,836
Chevron Corp.	20,300	2,165,604
Exxon Mobil Corp.	55,100	4,878,554
Hess Corp.	37,749	2,834,195
JX Holdings, Inc.	391,000	1,584,359
Lukoil OAO (London) (Sponsored ADR)	9,630	467,248
LUKOIL OAO (Sponsored ADR)	2,230	107,603
Marathon Petroleum Corp.	14,482	1,520,610
Murphy Oil Corp.	27,495	1,399,221
Occidental Petroleum Corp.	29,400	2,289,672
Petroleo Brasileiro SA (Sponsored ADR)	81,840	549,146
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	36,710	1,198,599
Suncor Energy, Inc. (Toronto)	16,560	497,158
Total SA	31,840	1,710,593
Valero Energy Corp.	40,800	2,516,952

		26,019,983

		29,007,636

Telecommunication Services – 2.6%
Diversified Telecommunication Services – 1.3%
AT&T, Inc.	59,600	2,059,776
Bezeq The Israeli Telecommunication Corp., Ltd.	225,053	359,669
CenturyLink, Inc.	8,600	325,596
China Telecom Corp., Ltd. – Class H	1,048,000	677,542
Level 3 Communications, Inc.(a)	36,290	1,954,579
Nippon Telegraph & Telephone Corp.	35,300	2,200,192
Telecom Italia SpA (savings shares)	1,294,801	1,270,530
Vivendi SA(a)	59,169	1,440,498

		10,288,382

Wireless Telecommunication Services – 1.3%
China Mobile Ltd.	86,500	1,177,160
Rogers Communications, Inc. – Class B	9,490	335,616
SK Telecom Co., Ltd.	3,150	826,690
SoftBank Corp.	47,300	2,921,274
Sunrise Communications Group AG(a)(b)	4,710	369,794
Tower Bersama Infrastructure Tbk PT	805,500	578,028
Turkcell Iletisim Hizmetleri AS(a)	99,950	525,516
Vodafone Group PLC	481,027	1,664,984
Vodafone Group PLC (Sponsored ADR)	35,600	1,230,336

		9,629,398

		19,917,780

42	• AB TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 2.2%
Chemicals – 1.9%
Arkema SA	11,235	$839,623
BASF SE	4,300	412,024
CF Industries Holdings, Inc.	1,000	306,230
Chr Hansen Holding A/S	19,060	853,365
Eastman Chemical Co.	16,500	1,228,590
Essentra PLC	307,335	4,819,661
IMCD Group NV(a)	6,685	228,390
JSR Corp.	76,900	1,406,543
Koninklijke DSM NV	19,887	1,108,656
LyondellBasell Industries NV – Class A	20,321	1,745,777
Monsanto Co.	9,289	1,118,674

		14,067,533

Construction Materials – 0.1%
Boral Ltd.	158,880	760,568
Grasim Industries Ltd. (GDR)(b)	5,041	304,678

		1,065,246

Metals & Mining – 0.1%
Alcoa, Inc.	18,212	269,355
Dowa Holdings Co., Ltd.	15,000	123,883
Goldcorp, Inc.	20,940	461,146

		854,384

Paper & Forest Products – 0.1%
Mondi PLC	39,564	810,486

		16,797,649

Utilities – 1.8%
Electric Utilities – 1.0%
American Electric Power Co., Inc.	21,600	1,243,728
Edison International	34,600	2,223,050
EDP – Energias de Portugal SA	132,230	521,225
Electricite de France SA	36,280	1,001,168
Enel SpA	167,860	773,794
FirstEnergy Corp.	6,551	229,154
Great Plains Energy, Inc.	30,097	800,881
Westar Energy, Inc.	22,900	889,665

		7,682,665

Gas Utilities – 0.4%
Atmos Energy Corp.	21,400	1,135,056
UGI Corp.	46,050	1,565,239

		2,700,295

Independent Power Producers & Energy Traders – 0.2%
Calpine Corp.(a)	82,326	1,745,311

AB TAX-MANAGED WEALTH STRATEGIES •	43

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Multi-Utilities – 0.1%
CMS Energy Corp.	7,820	$274,717
DTE Energy Co.	2,800	229,683
Public Service Enterprise Group, Inc.	8,000	336,480

		840,880

Water Utilities – 0.1%
Cia de Saneamento Basico do Estado de Sao Paulo	106,800	637,320

		13,606,471

Total Common Stocks (cost $422,857,214)		534,068,176

INVESTMENT COMPANIES – 27.6%
Funds and Investment Trusts – 27.6%
AB Multi-Manager Alternative Strategies Fund – Class Z(a)(c)	5,912,298	60,955,790
AB Pooling Portfolio – Multi-Asset Real Return Portfolio(c)	4,744,824	34,684,667
AB Pooling Portfolio – Volatility Management Portfolio(c)	9,520,849	114,535,819

Total Investment Companies (cost $201,003,360)		210,176,276

RIGHTS – 0.0%
Financials – 0.0%
Banks – 0.0%
Itausa – Investimentos Itau SA, expiring 3/25/15(a) (cost $0)	1,122	1,344

SHORT-TERM INVESTMENTS – 1.9%
Investment Companies – 1.9%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.09%(c)(d) (cost $14,829,291)	14,829,291	14,829,291

Total Investments – 99.6% (cost $638,689,865)		759,075,087
Other assets less liabilities – 0.4%		3,233,284

Net Assets – 100.0%		$762,308,371

44	• AB TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	4	March 2015	$134,090	$160,696	$26,606
FTSE 100 Index Futures	3	March 2015	285,262	320,503	35,241
TOPIX Index Futures	3	March 2015	361,501	382,570	21,069

					$82,916

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	HKD	34,139	USD	4,403	5/13/15	$981
Barclays Bank PLC	JPY	60,060	USD	504	5/13/15	1,651
Barclays Bank PLC	USD	10,241	CAD	12,840	5/13/15	20,422
Barclays Bank PLC	USD	774	HKD	6,007	5/13/15	256
BNP Paribas SA	AUD	4,777	USD	3,702	5/13/15	(16,307)
BNP Paribas SA	USD	3,192	AUD	4,135	5/13/15	26,621
BNP Paribas SA	USD	4,574	AUD	5,817	5/13/15	(46,530)
Citibank	EUR	6,404	USD	7,295	5/13/15	122,642
Citibank	SEK	5,668	USD	676	5/13/15	(4,835)
Citibank	USD	1,532	GBP	1,020	5/13/15	42,437
Credit Suisse International	EUR	5,492	USD	6,348	5/13/15	196,690
Credit Suisse International	USD	1,748	CHF	1,556	5/13/15	(110,997)
Deutsche Bank AG	BRL	4,003	USD	1,391	3/03/15	(19,825)
Deutsche Bank AG	USD	1,398	BRL	4,003	3/03/15	12,441
Deutsche Bank AG	BRL	4,003	USD	1,385	4/02/15	(12,981)
Deutsche Bank AG	USD	2,337	CHF	2,153	5/13/15	(71,750)
Goldman Sachs Bank USA	EUR	1,908	USD	2,166	5/13/15	28,925
Goldman Sachs Bank USA	ILS	2,927	USD	759	5/13/15	24,142
Goldman Sachs Bank USA	JPY	1,729,683	USD	14,500	5/13/15	27,306
Goldman Sachs Bank USA	USD	2,721	SGD	3,693	5/13/15	(15,892)
Morgan Stanley & Co., Inc.	EUR	1,438	USD	1,639	5/13/15	28,571
Morgan Stanley & Co., Inc.	GBP	5,284	USD	8,043	5/13/15	(110,333)
Royal Bank of Scotland PLC	BRL	4,003	USD	1,406	3/03/15	(4,534)
Royal Bank of Scotland PLC	USD	1,391	BRL	4,003	3/03/15	19,825
Royal Bank of Scotland PLC	NZD	4,094	USD	3,010	5/13/15	(65,474)
Royal Bank of Scotland PLC	USD	3,113	NZD	4,175	5/13/15	23,642
Royal Bank of Scotland PLC	USD	3,154	NZD	4,094	5/13/15	(78,143)
Standard Chartered Bank	HKD	3,750	USD	484	5/13/15	188
State Street Bank & Trust Co.	EUR	851	USD	961	5/13/15	7,472
State Street Bank & Trust Co.	GBP	745	USD	1,130	5/13/15	(20,037)
State Street Bank & Trust Co.	HKD	2,257	USD	291	5/13/15	63
State Street Bank & Trust Co.	NOK	1,829	USD	241	5/13/15	2,672
State Street Bank & Trust Co.	USD	548	CAD	683	5/13/15	(1,855)
State Street Bank & Trust Co.	USD	479	NOK	3,636	5/13/15	(5,312)
State Street Bank & Trust Co.	USD	1,986	SEK	16,502	5/13/15	(4,846)
UBS AG	USD	1,850	EUR	1,625	5/13/15	(30,355)

						$(33,059)

AB TAX-MANAGED WEALTH STRATEGIES •	45

Tax-Managed Wealth Appreciation—Portfolio of Investments

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2015, the aggregate market value of these securities amounted to $3,448,272 or 0.5% of net assets.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
ILS	– Israeli Shekel
JPY	– Japanese Yen
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
SEK	– Swedish Krona
SGD	– Singapore Dollar
USD	– United States Dollar

Glossary:

ADR	– American Depositary Receipt
FTSE	– Financial Times Stock Exchange
GDR	– Global Depositary Receipt
PJSC	– Public Joint Stock Company
REG	– Registered Shares
TOPIX	– Tokyo Price Index

See notes to financial statements.

46	• AB TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

AB TAX-MANAGED BALANCED WEALTH STRATEGY

PORTFOLIO OF INVESTMENTS

February 28, 2015 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 52.3%
Long-Term Municipal Bonds – 51.3%
Alabama – 4.2%
Alabama Pub Sch & Clg Auth Series 2010A 5.00%, 5/01/18	$2,040	$2,293,715
Birmingham AL Wtrwks Brd Series 2010A 5.00%, 1/01/25	3,980	4,693,256

		6,986,971

Arizona – 1.9%
Arizona Trnsp Brd Hwy Series 2011A 5.00%, 7/01/25	2,100	2,497,215
City of Glendale AZ (City of Glendale AZ Excise Tax) Series 2015A 5.00%, 7/01/26(a)	410	489,970
Industrial Development Authority of the County of Pima (The) (Global Water Resources LLC) Series 2006 5.45%, 12/01/17	200	203,476

		3,190,661

California – 3.1%
California Dept Wtr Res Pwr Series 2010L 5.00%, 5/01/20(b)	1,905	2,260,759
California GO Series 2005 5.00%, 3/01/16	2,225	2,331,199
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2010D 5.00%, 5/15/23	365	430,036

		5,021,994

Colorado – 2.1%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 2012A 5.00%, 11/15/27	1,220	1,378,490
PV Water & Sanitation Metropolitan District Series 2006 Zero Coupon, 12/15/17(c)(d)	710	248,500
Regional Transportation District COP Series 2014A 5.00%, 6/01/29	1,475	1,684,303

AB TAX-MANAGED WEALTH STRATEGIES •	47

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Todd Creek Village Metropolitan District No 1 Series 2004 5.60%, 12/01/14(d)	$260	$130,000

		3,441,293

Connecticut – 3.9%
Connecticut GO Series 2014C 5.00%, 6/15/17	3,275	3,594,607
Connecticut Spl Tax Obl Series 2012 5.00%, 1/01/27	2,390	2,801,056

		6,395,663

District of Columbia – 0.8%
District of Columbia GO AMBAC Series 2007B 5.25%, 6/01/18	1,200	1,361,844

Florida – 5.4%
Citizens Ppty Ins Corp. FL NATL Series 2007A 5.00%, 3/01/15 (Pre-refunded/ETM)	1,000	1,000,000
5.00%, 3/01/16 (Pre-refunded/ETM)	3,000	3,141,360
County of Miami-Dade FL Aviation Revenue Series 2014B 5.00%, 10/01/25	665	799,496
Heritage Plantation CDD FL Series 2006B 5.10%, 11/01/13(c)(d)	105	37,800
Miami Dade Cnty FL Spl Tax Series 2012A 5.00%, 10/01/25	560	653,957
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(d)(e)	25	12,500
Series 2010A-1 6.125%, 5/01/35(d)	15	15,132
Series 2010A-2 6.125%, 5/01/35(d)	35	35,307
Series 2010B 5.125%, 5/01/17(d)	50	50,520
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	85	86,096
Sarasota Cnty FL Sch Brd COP Series 2010B 5.00%, 7/01/22	1,165	1,359,263

48	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tampa Bay Reg Wtr Supply Auth FL Series 2011A 5.00%, 10/01/23	$1,380	$1,656,442
Villages of Westport Community Development District Series 2005A 5.125%, 5/01/15(c)(d)(f)	80	23,904

		8,871,777

Georgia – 1.4%
Atlanta GA Arpt (Hartsfield Jackson Atlanta Intl Airport) Series 2014A 5.00%, 1/01/28	1,980	2,328,599

Hawaii – 1.8%
Hawaii GO Series 2013E 5.00%, 8/01/16	485	516,583
State of Hawaii Series 2013E 5.00%, 8/01/15	2,465	2,514,078

		3,030,661

Illinois – 1.0%
Illinois GO NATL Series 2007 5.00%, 4/01/15	785	787,865
Illinois Toll Hwy Auth Series 2013B 5.00%, 12/01/18	305	347,999
State of Illinois Series 2013 5.00%, 7/01/22	315	355,477
Series 2014 5.00%, 4/01/20	75	84,188

		1,575,529

Indiana – 1.9%
Indiana Bond Bank Gas (JPMorgan Chase & Co.) Series 2007A 5.25%, 10/15/19	1,945	2,238,909
Indiana Finance Authority (I-69 Development Partners LLC) Series 2014 5.25%, 9/01/29	145	164,215
Richmond Hospital Authority (Reid Hospital & Health Care Services, Inc.) Series 2015 5.00%, 1/01/25	580	689,464

		3,092,588

AB TAX-MANAGED WEALTH STRATEGIES •	49

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts – 0.1%
Commonwealth of Massachusetts NATL Series 2000E 0.105%, 12/01/30(g)	$100	$93,458

Michigan – 1.6%
Michigan Finance Auth (State of Michigan Unemployment) Series 2012A 5.00%, 7/01/19	955	1,114,074
Michigan Finance Authority (City of Detroit MI Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 7/01/28	325	373,809
Michigan Finance Authority (City of Detroit MI Water Supply System Revenue) AGM Series 2014D2 5.00%, 7/01/28	1,000	1,150,180

		2,638,063

Minnesota – 0.3%
Minneapolis Special School District No 1 COP Series 2013D 5.00%, 2/01/16	460	479,380

Nebraska – 0.1%
Douglas County Hospital Authority No 2 (Madonna Rehabilitation Hospital) Series 2014 5.00%, 5/15/21	155	180,009

New Jersey – 3.6%
New Jersey EDA (NYNJ Link Borrower LLC) Series 2013 5.25%, 1/01/25	1,195	1,394,995
New Jersey State Turnpike Authority Series 2014A 5.00%, 1/01/29	1,870	2,173,838
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/20	300	344,694
New Jersey Transportation Trust Fund Authority Series 2013A 5.00%, 6/15/18	700	774,802
New Jersey Trnsp Trust Fd Auth Series 2013A 5.00%, 6/15/20	1,140	1,297,662

		5,985,991

50	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York – 5.0%
Metropolitan Trnsp Auth NY Series 2012C 5.00%, 11/15/23	$460	$553,619
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012B 5.00%, 11/01/15-11/01/26	2,780	3,244,578
5.00%, 11/01/15 (Pre-refunded/ETM)	95	97,986
New York NY GO Series 2012G 5.00%, 4/01/16	870	914,335
New York St Dormitory Auth (New York State Dormitory Authority Lease) Series 2013A 5.00%, 7/01/26	205	243,466
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2013A 5.00%, 5/01/19	425	487,700
Triborough Brdg & Tunl Auth NY Series 2012B 5.00%, 11/15/26	1,000	1,198,020
Triborough Bridge & Tunnel Authority Series 2013B 5.00%, 11/15/20	1,215	1,450,747

		8,190,451

North Carolina – 0.8%
North Carolina Eastern Municipal Power Agency Series 2012B 5.00%, 1/01/21	150	174,354
State of North Carolina Series 2010B 5.00%, 6/01/17	1,000	1,099,470

		1,273,824

Pennsylvania – 0.7%
Pennsylvania Turnpike Commission Series 2014C 5.00%, 12/01/26	1,000	1,192,980
Philadelphia Authority for Industrial Development (LLPCS Foundation) Series 2005A 4.60%, 7/01/15(c)(d)	55	41,250

		1,234,230

AB TAX-MANAGED WEALTH STRATEGIES •	51

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas – 7.4%
Grand Parkway Trnsp Corp. TX Series 2014A 3.00%, 12/15/16	$1,710	$1,786,933
Harris County-Houston Sports Authority AGM Series 2014A 5.00%, 11/15/25	615	733,215
Houston TX Arpt Sys Series 2009A 5.00%, 7/01/21-7/01/22	2,815	3,165,016
Houston TX GO NATL Series 2007A 5.00%, 3/01/15	3,300	3,300,000
Texas A & M Univ Series 2009D 5.00%, 5/15/18	2,765	3,119,584

		12,104,748

Utah – 0.9%
Utah GO Series 2010C 5.00%, 7/01/17	1,345	1,483,737

Virginia – 0.9%
Virginia Trnsp Brd (Commonwealth of Virginia Fed Hwy Grant) Series 2013 5.00%, 3/15/16	1,370	1,437,952

Washington – 2.4%
Chelan Cnty WA PUD #1 Series 2011B 5.50%, 7/01/24	1,815	2,176,276
King Cnty WA GO Series 2012 5.00%, 6/01/15	380	384,499
Washington Fed Hwy Grant (State of Washington Fed Hwy Grant) Series 2012F 5.00%, 9/01/16	700	746,865
Series 2012F-1 5.00%, 9/01/22	535	641,620

		3,949,260

Total Long-Term Municipal Bonds (cost $81,001,670)		84,348,683

52	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 1.0%
Texas – 1.0%
Lower Neches Valley Authority Industrial Development Corp. (Exxon Capital Ventures, Inc.) 0.01%, 11/01/51(h) (cost $1,585,000)	$1,585	$1,585,000

Total Municipal Obligations (cost $82,586,670)		85,933,683

	Shares
COMMON STOCKS – 27.0%
Financials – 5.2%
Banks – 1.8%
Axis Bank Ltd.	9,160	84,407
Bank Hapoalim BM	14,410	65,056
Bank Mandiri Persero Tbk PT	38,500	35,707
Bank of America Corp.	22,500	355,725
Bank of Baroda	14,850	43,670
Bank of China Ltd. – Class H	134,000	77,238
Bank of Montreal	620	38,417
Bank of Queensland Ltd.	9,710	105,698
Citigroup, Inc.	3,977	208,474
Comerica, Inc.	1,700	77,826
Commerzbank AG(e)	4,540	61,199
Danske Bank A/S	4,780	126,497
Fifth Third Bancorp	1,200	23,232
HDFC Bank Ltd.	5,810	99,317
HSBC Holdings PLC	8,850	78,891
ICICI Bank Ltd.	8,840	48,264
ING Groep NV(e)	7,744	114,868
Intesa Sanpaolo SpA	20,510	68,438
Itausa – Investimentos Itau SA (Preference Shares)	13,500	47,984
JPMorgan Chase & Co.	1,504	92,165
KeyCorp	1,204	16,772
Mitsubishi UFJ Financial Group, Inc.	31,700	206,461
PNC Financial Services Group, Inc. (The)	650	59,774
Shinhan Financial Group Co., Ltd.	1,240	49,395
Societe Generale SA	2,055	94,687
Sumitomo Mitsui Financial Group, Inc.	1,100	43,828
Toronto-Dominion Bank (The)	1,680	73,645
UniCredit SpA	14,450	96,091
Wells Fargo & Co.	7,163	392,461

		2,886,187

AB TAX-MANAGED WEALTH STRATEGIES •	53

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Capital Markets – 0.6%
Affiliated Managers Group, Inc.(e)	790	$170,972
Bank of New York Mellon Corp. (The)	2,100	82,194
BlackRock, Inc. – Class A	354	131,483
Goldman Sachs Group, Inc. (The)	593	112,545
Morgan Stanley	2,091	74,837
Partners Group Holding AG	280	86,016
UBS Group AG(e)	16,603	291,708

		949,755

Consumer Finance – 0.4%
Capital One Financial Corp.	3,300	259,743
Discover Financial Services	2,400	146,352
Muthoot Finance Ltd.	18,840	67,167
Shriram Transport Finance Co., Ltd.	6,660	124,881
SLM Corp.	11,800	111,746

		709,889

Diversified Financial Services – 0.4%
Berkshire Hathaway, Inc. – Class B(e)	950	140,039
Challenger Ltd./Australia	11,340	62,110
Friends Life Group Ltd.	9,730	61,656
Intercontinental Exchange, Inc.	1,060	249,481
ORIX Corp.	12,800	182,007

		695,293

Insurance – 1.5%
ACE Ltd.	425	48,454
Admiral Group PLC	8,560	194,616
AIA Group Ltd.	69,000	404,899
Allstate Corp. (The)	4,000	282,400
American Financial Group, Inc./OH	1,800	113,400
American International Group, Inc.	3,800	210,254
Aon PLC	1,500	150,540
Assicurazioni Generali SpA	4,150	85,489
BB Seguridade Participacoes SA	12,100	138,103
Chubb Corp. (The)	326	32,747
Hanover Insurance Group, Inc. (The)	1,200	84,288
Lincoln National Corp.	500	28,820
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	770	159,822
PartnerRe Ltd.	943	107,974
Progressive Corp. (The)	850	22,653
Prudential PLC	10,400	261,001
Suncorp Group Ltd.	4,770	52,076
Travelers Cos., Inc. (The)	1,100	118,184
Unum Group	550	18,458
XL Group PLC	400	14,480

		2,528,658

54	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Management & Development – 0.3%
Ayala Land, Inc.	83,900	$68,961
China Overseas Land & Investment Ltd.	4,000	12,174
Daito Trust Construction Co., Ltd.	1,100	119,242
Global Logistic Properties Ltd.	102,000	193,711
Lend Lease Group	4,720	63,873

		457,961

Thrifts & Mortgage Finance – 0.2%
Housing Development Finance Corp. Ltd.	12,330	269,284
LIC Housing Finance Ltd.	5,690	45,501

		314,785

		8,542,528

Consumer Discretionary – 5.0%
Auto Components – 0.5%
Aisin Seiki Co., Ltd.	2,500	92,166
Bridgestone Corp.	1,600	61,377
Cie Generale des Etablissements Michelin – Class B	1,128	108,295
Continental AG	175	41,764
GKN PLC	9,240	51,946
Lear Corp.	850	92,582
Nokian Renkaat Oyj	2,100	62,089
Plastic Omnium SA	1,570	47,682
Sumitomo Electric Industries Ltd.	8,800	114,319
Valeo SA	1,096	164,612

		836,832

Automobiles – 0.7%
Ford Motor Co.	13,500	220,590
Great Wall Motor Co., Ltd. – Class H	16,000	101,933
Honda Motor Co., Ltd.	4,700	155,454
Hyundai Motor Co.	280	40,935
Isuzu Motors Ltd.	4,600	66,912
Tata Motors Ltd.	7,380	68,671
Toyota Motor Corp.	5,500	371,768
Volkswagen AG (Preference Shares)	210	53,005

		1,079,268

Diversified Consumer Services – 0.2%
Estacio Participacoes SA	17,500	120,238
H&R Block, Inc.	1,997	68,197
Kroton Educacional SA	26,400	96,626
TAL Education Group (ADR)(e)	1,958	60,150

		345,211

Hotels, Restaurants & Leisure – 0.5%
Ajisen China Holdings Ltd.	48,000	29,515
Melco International Development Ltd.	50,000	98,642

AB TAX-MANAGED WEALTH STRATEGIES •	55

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Merlin Entertainments PLC(i)	12,717	$82,497
Sodexo SA	2,180	219,362
Starbucks Corp.	3,800	355,243
Yum! Brands, Inc.	480	38,933

		824,192

Internet & Catalog Retail – 0.3%
Just Eat PLC(e)	3,777	20,957
Priceline Group, Inc. (The)(e)	238	294,520
Vipshop Holdings Ltd. (ADR)(e)	4,210	102,935

		418,412

Leisure Products – 0.1%
Polaris Industries, Inc.	1,495	229,228

Media – 1.0%
Comcast Corp. – Class A	4,478	265,904
CTS Eventim AG & Co. KGaA	2,010	61,968
Liberty Global PLC – Class A(e)	826	44,653
Liberty Global PLC – Series C(e)	5,342	278,692
Naspers Ltd. – Class N	1,600	234,345
Smiles SA	2,600	43,532
Thomson Reuters Corp.	488	19,164
Time Warner, Inc.	2,865	234,529
Walt Disney Co. (The)	3,702	385,304

		1,568,091

Multiline Retail – 0.3%
B&M European Value Retail SA	18,245	89,666
Dillard’s, Inc. – Class A	500	65,080
Dollar General Corp.(e)	2,300	167,026
Dollar Tree, Inc.(e)	483	38,485
Kohl’s Corp.	1,315	97,047
Matahari Department Store Tbk PT	16,000	22,074

		479,378

Specialty Retail – 0.9%
Foot Locker, Inc.	2,600	146,042
GameStop Corp. – Class A	3,500	129,395
Home Depot, Inc. (The)	4,334	497,327
Inditex SA	610	19,133
Kingfisher PLC	8,320	46,913
L’Occitane International SA	13,750	34,713
Mr. Price Group Ltd.	1,630	37,662
O’Reilly Automotive, Inc.(e)	660	137,366
Office Depot, Inc.(e)	11,376	106,593
Sports Direct International PLC(e)	13,162	139,861
Staples, Inc.	882	14,787
Ulta Salon Cosmetics & Fragrance, Inc.(e)	1,061	149,346
Yamada Denki Co., Ltd.	14,900	64,688

		1,523,826

56	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 0.5%
Cie Financiere Richemont SA	1,975	$174,022
Eclat Textile Co., Ltd.	6,080	69,486
Global Brands Group Holding Ltd.(e)	118,000	20,237
HUGO BOSS AG	870	111,972
Kering	170	34,575
NIKE, Inc. – Class B	4,136	401,688
Samsonite International SA	21,400	67,663
Titan Co., Ltd.	1,370	9,606

		889,249

		8,193,687

Information Technology – 4.6%
Communications Equipment – 0.3%
Brocade Communications Systems, Inc.	10,600	131,334
Cisco Systems, Inc.	5,001	147,580
F5 Networks, Inc.(e)	960	113,390
Harris Corp.	1,117	86,769

		479,073

Electronic Equipment, Instruments & Components – 0.1%
Amphenol Corp. – Class A	3,163	178,583
Keysight Technologies, Inc.(e)	1,172	43,997

		222,580

Internet Software & Services – 1.0%
Baidu, Inc. (Sponsored ADR)(e)	1,029	209,659
Facebook, Inc. – Class A(e)	6,720	530,678
Google, Inc. – Class A(e)	392	220,551
Google, Inc. – Class C(e)	632	352,909
LinkedIn Corp. – Class A(e)	402	107,414
Telecity Group PLC	9,048	128,962
Twitter, Inc.(e)	2,290	110,103

		1,660,276

IT Services – 0.5%
Booz Allen Hamilton Holding Corp.	2,200	65,472
HCL Technologies Ltd.	1,090	35,493
Tata Consultancy Services Ltd.	1,690	72,954
Visa, Inc. – Class A	2,025	549,403
Xerox Corp.	11,400	155,610

		878,932

Semiconductors & Semiconductor Equipment – 0.8%
Advanced Semiconductor Engineering, Inc.	33,000	44,295
Altera Corp.	3,480	128,795
Applied Materials, Inc.	4,840	121,242
Infineon Technologies AG	6,300	72,889

AB TAX-MANAGED WEALTH STRATEGIES •	57

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Intel Corp.	8,300	$275,975
Lam Research Corp.	450	37,107
Linear Technology Corp.	2,790	134,436
Novatek Microelectronics Corp.	17,000	91,355
NVIDIA Corp.	4,933	108,822
Sumco Corp.	5,500	110,584
Taiwan Semiconductor Manufacturing Co., Ltd.	13,000	62,024
Tokyo Electron Ltd.	700	52,778

		1,240,302

Software – 0.9%
ANSYS, Inc.(e)	2,646	227,476
Aspen Technology, Inc.(e)	2,050	79,140
Dassault Systemes	2,030	141,848
Electronic Arts, Inc.(e)	2,565	146,667
FireEye, Inc.(e)	1,404	62,155
Microsoft Corp.	7,200	315,720
Mobileye NV(e)	4,550	161,434
NetSuite, Inc.(e)	809	78,004
Oracle Corp.	2,442	107,008
ServiceNow, Inc.(e)	1,526	116,373

		1,435,825

Technology Hardware, Storage & Peripherals – 1.0%
Apple, Inc.	8,662	1,112,720
Casetek Holdings Ltd.	10,000	54,737
Catcher Technology Co., Ltd.	10,000	90,980
Hewlett-Packard Co.	7,900	275,236
Samsung Electronics Co., Ltd.	110	136,049

		1,669,722

		7,586,710

Health Care – 3.4%
Biotechnology – 0.7%
Actelion Ltd. (REG)(e)	550	65,844
Biogen Idec, Inc.(e)	1,294	530,010
Gilead Sciences, Inc.(e)	6,234	645,406

		1,241,260

Health Care Equipment & Supplies – 0.3%
Align Technology, Inc.(e)	1,426	81,781
Essilor International SA	365	42,594
Intuitive Surgical, Inc.(e)	605	302,500
Sartorius AG (Preference Shares)	180	25,089

		451,964

58	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Providers & Services – 0.9%
Aetna, Inc.	2,100	$209,055
Anthem, Inc.	2,000	292,900
Catamaran Corp.(e)	670	33,449
Express Scripts Holding Co.(e)	1,100	93,269
Premier, Inc. – Class A(e)	2,658	97,442
UnitedHealth Group, Inc.	6,387	725,755

		1,451,870

Life Sciences Tools & Services – 0.4%
Eurofins Scientific SE	856	231,919
Illumina, Inc.(e)	639	124,899
Mettler-Toledo International, Inc.(e)	433	136,036
Quintiles Transnational Holdings, Inc.(e)	2,970	192,990

		685,844

Pharmaceuticals – 1.1%
Astellas Pharma, Inc.	5,100	81,130
GlaxoSmithKline PLC	9,190	217,907
Johnson & Johnson	3,000	307,530
Lupin Ltd.	1,300	36,546
Merck & Co., Inc.	3,300	193,182
Novo Nordisk A/S – Class B	3,630	173,712
Pfizer, Inc.	12,400	425,568
Roche Holding AG	818	222,897
Sun Pharmaceutical Industries Ltd.	9,500	134,916

		1,793,388

		5,624,326

Industrials – 2.8%
Aerospace & Defense – 0.5%
Airbus Group NV	2,750	169,627
General Dynamics Corp.	425	58,982
L-3 Communications Holdings, Inc.	970	125,547
Northrop Grumman Corp.	700	115,997
Rockwell Collins, Inc.	778	69,304
Safran SA	1,140	80,144
Zodiac Aerospace	4,625	166,218

		785,819

Air Freight & Logistics – 0.1%
FedEx Corp.	235	41,590
Royal Mail PLC	7,590	49,204

		90,794

Airlines – 0.4%
Air Canada(e)	3,350	33,069
Alaska Air Group, Inc.	890	56,648
Delta Air Lines, Inc.	5,497	244,726
International Consolidated Airlines Group SA(e)	16,250	144,911
JetBlue Airways Corp.(e)	2,088	35,893
Qantas Airways Ltd.(e)	35,370	79,691

		594,938

AB TAX-MANAGED WEALTH STRATEGIES •	59

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Building Products – 0.0%
Assa Abloy AB – Class B	760	$45,608

Commercial Services & Supplies – 0.2%
APR Energy PLC	9,025	49,428
Babcock International Group PLC	12,750	198,363

		247,791

Construction & Engineering – 0.0%
Larsen & Toubro Ltd.	690	19,663

Electrical Equipment – 0.1%
Acuity Brands, Inc.	500	79,240
Amara Raja Batteries Ltd.	3,130	44,952
AMETEK, Inc.	2,206	117,227

		241,419

Industrial Conglomerates – 0.4%
Alliance Global Group, Inc.	37,500	20,225
Bidvest Group Ltd. (The)	2,030	56,009
Danaher Corp.	4,416	385,429
General Electric Co.	5,900	153,341
Hutchison Whampoa Ltd.	2,000	27,334
Toshiba Corp.	23,000	95,198

		737,536

Machinery – 0.3%
ITT Corp.	2,780	114,175
JTEKT Corp.	5,700	89,515
Pall Corp.	1,829	184,381
Wabtec Corp./DE	1,953	185,320

		573,391

Marine – 0.1%
AP Moeller – Maersk A/S – Class B	19	43,678
Nippon Yusen KK	37,000	111,113

		154,791

Professional Services – 0.4%
51job, Inc. (ADR)(e)	506	17,963
Bureau Veritas SA	8,052	189,578
Capita PLC	20,108	368,188
Intertek Group PLC	1,509	58,835
Teleperformance	735	56,727

		691,291

Road & Rail – 0.2%
Canadian National Railway Co.	510	35,228
Central Japan Railway Co.	600	111,641
Globaltrans Investment PLC (Sponsored GDR)(i)	4,740	23,937
JB Hunt Transport Services, Inc.	1,500	128,250

		299,056

60	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Trading Companies & Distributors – 0.1%
Brenntag AG	840	$49,133
Bunzl PLC	3,240	94,656

		143,789

		4,625,886

Consumer Staples – 2.0%
Beverages – 0.3%
Asahi Group Holdings Ltd.	1,100	34,032
Molson Coors Brewing Co. – Class B	200	15,178
Monster Beverage Corp.(e)	2,951	416,445

		465,655

Food & Staples Retailing – 0.8%
Costco Wholesale Corp.	1,730	254,241
CVS Health Corp.	6,860	712,548
Delhaize Group SA	1,070	96,070
Lenta Ltd. (GDR)(e)(i)	9,091	66,273
Magnit PJSC (Sponsored GDR)(i)	790	37,659
Olam International Ltd.	47,536	69,760
Tsuruha Holdings, Inc.	200	13,514

		1,250,065

Food Products – 0.2%
Archer-Daniels-Midland Co.	850	40,698
Ingredion, Inc.	1,332	109,504
Mead Johnson Nutrition Co. – Class A	2,195	229,948

		380,150

Household Products – 0.2%
Energizer Holdings, Inc.	619	82,841
Henkel AG & Co. KGaA	190	19,978
Procter & Gamble Co. (The)	1,973	167,961

		270,780

Personal Products – 0.1%
Estee Lauder Cos., Inc. (The) – Class A	1,090	90,110
L’Oreal SA	490	88,808

		178,918

Tobacco – 0.4%
British American Tobacco PLC	5,775	336,694
Imperial Tobacco Group PLC	1,900	93,504
Philip Morris International, Inc.	2,869	238,012

		668,210

		3,213,778

Energy – 1.5%
Energy Equipment & Services – 0.2%
Aker Solutions ASA(e)(i)	5,430	30,285
FMC Technologies, Inc.(e)	2,060	82,256

AB TAX-MANAGED WEALTH STRATEGIES •	61

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

National Oilwell Varco, Inc.	400	$21,740
Schlumberger Ltd.	1,436	120,853

		255,134

Oil, Gas & Consumable Fuels – 1.3%
BG Group PLC	10,090	148,552
Canadian Natural Resources Ltd.	1,450	42,174
Chevron Corp.	1,200	128,016
Exxon Mobil Corp.	4,800	424,992
Hess Corp.	3,262	244,911
JX Holdings, Inc.	32,400	131,287
LUKOIL OAO (London) (Sponsored ADR)	850	41,242
LUKOIL OAO (Sponsored ADR)	160	7,720
Marathon Oil Corp.	475	13,234
Marathon Petroleum Corp.	1,309	137,445
Murphy Oil Corp.	2,421	123,205
Occidental Petroleum Corp.	2,300	179,124
Petroleo Brasileiro SA (Sponsored ADR)	8,850	59,384
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	3,018	98,539
Suncor Energy, Inc. (Toronto)	1,400	42,030
Total SA	2,600	139,684
Valero Energy Corp.	2,900	178,901

		2,140,440

		2,395,574

Telecommunication Services – 1.0%
Diversified Telecommunication Services – 0.5%
AT&T, Inc.	6,700	231,552
Bezeq The Israeli Telecommunication Corp., Ltd.	18,048	28,844
CenturyLink, Inc.	750	28,395
China Telecom Corp., Ltd. – Class H	42,000	27,153
Level 3 Communications, Inc.(e)	2,990	161,041
Nippon Telegraph & Telephone Corp.	2,800	174,520
Telecom Italia SpA (savings shares)	101,980	100,068
Vivendi SA(e)	5,010	121,971

		873,544

Wireless Telecommunication Services – 0.5%
China Mobile Ltd.	6,500	88,457
Rogers Communications, Inc. – Class B	780	27,585
SK Telecom Co., Ltd.	250	65,610
SoftBank Corp.	3,800	234,690
Sunrise Communications Group AG(e)(i)	402	31,562
Tower Bersama Infrastructure Tbk PT	65,500	47,003
Turkcell Iletisim Hizmetleri AS(e)	9,300	48,898
Vodafone Group PLC	40,608	140,557
Vodafone Group PLC (Sponsored ADR)	3,200	110,592

		794,954

		1,668,498

62	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 0.8%
Chemicals – 0.7%
Arkema SA	1,100	$82,206
BASF SE	370	35,453
CF Industries Holdings, Inc.	100	30,623
Chr Hansen Holding A/S	1,580	70,741
Eastman Chemical Co.	1,250	93,075
Essentra PLC	24,866	389,951
IMCD Group NV(e)	616	21,046
JSR Corp.	6,000	109,743
Koninklijke DSM NV	1,730	96,444
LyondellBasell Industries NV – Class A	1,500	128,865
Monsanto Co.	824	99,234

		1,157,381

Construction Materials – 0.1%
Boral Ltd.	12,160	58,211
Grasim Industries Ltd. (GDR)(i)	371	22,423

		80,634

Metals & Mining – 0.0%
Alcoa, Inc.	1,600	23,664
Goldcorp, Inc.	1,810	39,860

		63,524

Paper & Forest Products – 0.0%
Mondi PLC	3,250	66,578

		1,368,117

Utilities – 0.7%
Electric Utilities – 0.4%
American Electric Power Co., Inc.	1,900	109,402
Edison International	2,700	173,475
EDP – Energias de Portugal SA	11,210	44,188
Electricite de France SA	2,900	80,027
Enel SpA	14,140	65,182
FirstEnergy Corp.	573	20,043
Great Plains Energy, Inc.	2,562	68,175
Westar Energy, Inc.	2,000	77,700

		638,192

Gas Utilities – 0.1%
Atmos Energy Corp.	700	37,128
UGI Corp.	4,050	137,659

		174,787

Independent Power Producers & Energy Traders – 0.1%
Calpine Corp.(e)	6,949	147,319

AB TAX-MANAGED WEALTH STRATEGIES •	63

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Multi-Utilities – 0.1%
CMS Energy Corp.	1,700	$59,721
DTE Energy Co.	243	19,933
Public Service Enterprise Group, Inc.	700	29,441

		109,095

Water Utilities – 0.0%
Cia de Saneamento Basico do Estado de Sao Paulo	8,200	48,933

		1,118,326

Total Common Stocks (cost $34,572,170)		44,337,430

INVESTMENT COMPANIES – 19.1%
Funds and Investment Trusts – 19.1%
AB Multi-Manager Alternative Strategies Fund – Class Z(e)(j)	921,802	9,503,781
AB Pooling Portfolio – Multi-Asset Real Return Portfolio(j)	645,042	4,715,255
AB Pooling Portfolio – Volatility Management Portfolio(j)	1,421,213	17,097,198

Total Investment Companies (cost $29,909,392)		31,316,234

RIGHTS – 0.0%
Financials – 0.0%
Banks – 0.0%
Itausa – Investimentos Itau SA, expiring 3/25/15(e) (cost $0)	99	119

SHORT-TERM INVESTMENTS – 1.4%
Investment Companies – 1.4%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.09%(j)(k) (cost $2,256,241)	2,256,241	2,256,241

Total Investments – 99.8% (cost $149,324,473)		163,843,707
Other assets less liabilities – 0.2%		376,325

Net Assets – 100.0%		$164,220,032

64	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	1	March 2015	$33,523	$40,174	$6,651

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	HKD	3,015	USD	389	5/13/15	$87
Barclays Bank PLC	USD	593	CAD	743	5/13/15	1,182
BNP Paribas SA	USD	455	AUD	579	5/13/15	(4,631)
Citibank	EUR	337	USD	382	5/13/15	4,378
Credit Suisse International	EUR	472	USD	546	5/13/15	16,904
Deutsche Bank AG	BRL	438	USD	152	3/03/15	(2,169)
Deutsche Bank AG	USD	153	BRL	438	3/03/15	1,361
Deutsche Bank AG	BRL	438	USD	152	4/02/15	(1,420)
Goldman Sachs Bank USA	JPY	105,871	USD	887	5/13/15	1,271
Morgan Stanley & Co., Inc.	GBP	427	USD	650	5/13/15	(8,916)
Royal Bank of Scotland PLC	BRL	86	USD	33	3/03/15	2,693
Royal Bank of Scotland PLC	BRL	352	USD	124	3/03/15	(399)
Royal Bank of Scotland PLC	USD	152	BRL	438	3/03/15	2,169
State Street Bank & Trust Co.	AUD	416	USD	322	5/13/15	(1,577)
State Street Bank & Trust Co.	AUD	84	USD	66	5/13/15	658
State Street Bank & Trust Co.	CAD	36	USD	29	5/13/15	141
State Street Bank & Trust Co.	EUR	531	USD	606	5/13/15	11,724
State Street Bank & Trust Co.	GBP	80	USD	121	5/13/15	(2,015)
State Street Bank & Trust Co.	HKD	243	USD	31	5/13/15	12
State Street Bank & Trust Co.	ILS	238	USD	62	5/13/15	1,750
State Street Bank & Trust Co.	JPY	45,717	USD	384	5/13/15	1,262
State Street Bank & Trust Co.	NZD	352	USD	258	5/13/15	(6,162)
State Street Bank & Trust Co.	SEK	521	USD	62	5/13/15	(514)
State Street Bank & Trust Co.	USD	217	AUD	280	5/13/15	1,404
State Street Bank & Trust Co.	USD	69	CAD	86	5/13/15	(178)
State Street Bank & Trust Co.	USD	278	CAD	350	5/13/15	2,130
State Street Bank & Trust Co.	USD	351	CHF	319	5/13/15	(15,072)
State Street Bank & Trust Co.	USD	134	EUR	118	5/13/15	(2,045)
State Street Bank & Trust Co.	USD	271	GBP	178	5/13/15	3,993
State Street Bank & Trust Co.	USD	31	HKD	243	5/13/15	13
State Street Bank & Trust Co.	USD	57	NOK	433	5/13/15	(633)
State Street Bank & Trust Co.	USD	271	NZD	352	5/13/15	(6,196)
State Street Bank & Trust Co.	USD	265	NZD	355	5/13/15	1,609
State Street Bank & Trust Co.	USD	174	SEK	1,444	5/13/15	(424)
State Street Bank & Trust Co.	USD	232	SGD	315	5/13/15	(1,427)

						$963

AB TAX-MANAGED WEALTH STRATEGIES •	65

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$900	3/04/24	2.493%	CPI	#	$(54,545)	$(500)		$(54,045)
Bank of America, NA	600	7/09/24	2.613%	CPI	#	(43,281)	– 0	–	(43,281)
Barclays Bank PLC	2,000	1/31/19	2.385%	CPI	#	(124,400)	– 0	–	(124,400)
Barclays Bank PLC	1,800	1/31/27	2.628%	CPI	#	(199,282)	– 0	–	(199,282)
Citibank, NA	450	8/26/20	2.298%	CPI	#	(19,949)	– 0	–	(19,949)
Citibank, NA	300	5/24/23	2.533%	CPI	#	(22,923)	– 0	–	(22,923)
Goldman Sachs International	1,400	1/31/22	2.515%	CPI	#	(116,227)	– 0	–	(116,227)
Morgan Stanley Capital Services LLC	250	4/16/23	2.690%	CPI	#	(23,579)	– 0	–	(23,579)

						$(604,186)	$(500)		$(603,686)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	When-Issued or delayed delivery security.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Security is in default and is non-income producing.

(d)	Illiquid security.

(e)	Non-income producing security.

(f)	Fair valued by the Adviser.

(g)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of February 28, 2015 and the aggregate market value of this security amounted to $93,458 or 0.06% of net assets.

(h)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(i)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2015, the aggregate market value of these securities amounted to $294,636 or 0.2% of net assets.

(j)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(k)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of February 28, 2015, the Strategy’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 13.9% and 4.8%, respectively.

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Currency Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
ILS	– Israeli Shekel
JPY	– Japanese Yen
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
SEK	– Swedish Krona
SGD	– Singapore Dollar
USD	– United States Dollar

Glossary:

ADR	– American Depositary Receipt
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CDD	– Community Development District
COP	– Certificate of Participation
EDA	– Economic Development Agency
ETM	– Escrowed to Maturity
GDR	– Global Depositary Receipt
GO	– General Obligation
NATL	– National Interstate Corporation
PJSC	– Public Joint Stock Company
PUD	– Public Utility District
REG	– Registered Shares

See notes to financial statements.

AB TAX-MANAGED WEALTH STRATEGIES •	67

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

AB TAX-MANAGED CONSERVATIVE WEALTH

PORTFOLIO OF INVESTMENTS

February 28, 2015 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 67.2%
Long-Term Municipal Bonds – 67.2%
Alabama – 1.2%
Alabama Public School & College Authority Series 2012A 5.00%, 3/01/17	$590	$641,814

Alaska – 1.5%
Anchorage AK GO Series 2012B 5.00%, 8/01/15	775	790,500

Arizona – 1.5%
Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.00%, 7/01/24	675	803,567

Arkansas – 0.3%
State of Arkansas Series 2014 5.00%, 10/01/16	140	150,123

California – 0.6%
California GO Series 2012 5.00%, 9/01/20	270	321,049

Colorado – 3.5%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2011A 5.25%, 11/15/18	500	571,835
Denver CO City & Cnty Wtr Commr Series 2012B 5.00%, 12/15/15	800	830,576
Denver CO Urban Renewal Auth (Stapleton Development Corp.) Series 2013A 5.00%, 12/01/16-12/01/21	415	455,266

		1,857,677

Connecticut – 0.2%
Connecticut GO Series 2014A 5.00%, 3/01/30	70	82,106

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	Principal Amount (000)	U.S. $ Value

District of Columbia – 0.5%
Metro Washington Arpt Auth VA Series 2010B 5.00%, 10/01/16	$275	$294,478

Florida – 8.2%
Broward Cnty FL Arpt Sys (Fort Lauderdale Hollywood Intl Airport) Series 2012Q 5.00%, 10/01/24	205	241,869
Citizens Property Insurance Corp. Series 2012A 5.00%, 6/01/22	110	131,242
City of Jacksonville FL (City of Jacksonville FL Lease) Series 2010A-1 5.00%, 10/01/19	1,140	1,319,596
County of Miami-Dade FL Aviation Revenue (Miami-Dade Intl Airport) Series 2012A 4.00%, 10/01/15	375	382,856
Florida Dept Envrn Protn FL Forever Series 2008B 5.25%, 7/01/16-7/01/17	910	985,643
Florida GO Series 2012B 5.00%, 7/01/17	550	605,924
Florida State Hurricane Catastrophe Fund Finance Corp. Series 2010A 5.00%, 7/01/16 (Pre-refunded/ETM)	300	318,423
Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2012 3.00%, 11/15/15	200	203,588
Orlando & Orange Cnty Expwy Auth FL Series 2013B 5.00%, 7/01/22	155	185,949

		4,375,090

Georgia – 3.5%
Fulton Cnty GA Dev Auth (Robert W Woodruff Arts Center, Inc.) Series 2009B 5.25%, 3/15/24	305	348,926
Georgia Mun Elec Auth Series 2008A 5.25%, 1/01/17	190	206,192

AB TAX-MANAGED WEALTH STRATEGIES •	69

AB Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Main Street Natural Gas, Inc. (JPMorgan Chase & Co.) Series 2007A 5.00%, 3/15/17	$385	$413,937
Municipal Electric Authority of Georgia Series 2012B 5.00%, 1/01/18	555	617,004
State of Georgia Series 2012A 5.00%, 7/01/16	265	281,565

		1,867,624

Illinois – 2.2%
State of Illinois Series 2012 5.00%, 8/01/15-8/01/23	335	359,207
Series 2014 5.00%, 5/01/22-5/01/28	160	177,478
State of Illinois Unemployment Compensation Trust Fund Series 2012A 5.00%, 6/15/16	385	407,904
Series 2012B 5.00%, 6/15/19	255	258,371

		1,202,960

Indiana – 1.1%
County of Jasper IN (Northern Indiana Public Service Co.) NATL Series 1988B 5.60%, 11/01/16	75	80,530
Indiana Bond Bank Gas (JPMorgan Chase & Co.) Series 2007A 5.25%, 10/15/20	150	175,762
Indiana Finance Auth (Indiana Finance Authority SRF) Series 2012B 5.00%, 2/01/27	275	323,268

		579,560

Iowa – 0.6%
Iowa Finance Authority (Iowa Finance Authority SRF) Series 2015 5.00%, 8/01/18	280	317,234

70	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Kentucky – 1.0%
Kentucky Asset Liability Comm (Commonwealth of Kentucky Fed Hwy Grant) Series 2014A 5.00%, 9/01/25	$440	$530,781

Louisiana – 0.9%
City of New Orleans LA NATL Series 2005 5.25%, 12/01/20	450	465,836

Massachusetts – 2.1%
Commonwealth of Massachusetts AGM Series 2006C 1.636%, 11/01/19(a)	300	312,336
Commonwealth of Massachusetts (Commonwealth of Massachusetts Fuel Tax) Series 2014 5.00%, 6/15/16	200	212,110
Massachusetts Hlth & Ed Facs Auth (CareGroup, Inc.) Series 2008E-2 5.00%, 7/01/16	540	571,898

		1,096,344

Michigan – 2.6%
City of Detroit MI Sewage Disposal System Revenue AGM Series 2006D 0.771%, 7/01/32(b)	410	355,884
Michigan Fin Auth (State of Michigan Unemployment) Series 2012B 5.00%, 7/01/20	915	1,060,265

		1,416,149

Missouri – 0.7%
City of St Louis MO Airport Revenue (Lambert-St Louis Intl Airport) NATL Series 2005 5.50%, 7/01/16	375	399,626

Nevada – 2.0%
Nevada Hwy Motor Veh Fuel Tax (State of Nevada Fuel Tax) Series 2012 5.00%, 12/01/16	325	350,327

AB TAX-MANAGED WEALTH STRATEGIES •	71

AB Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nevada Unemployment (State of Nevada Unemployment) Series 2013 5.00%, 12/01/16	$685	$738,629

		1,088,956

New Jersey – 1.2%
New Jersey Economic Development Authority (New Jersey Cigarette Tax) Series 2012 5.00%, 6/15/16	330	347,705
New Jersey EDA Series 2008A 5.00%, 5/01/17	250	269,285

		616,990

New York – 8.5%
Metropolitan Transportation Authority Series 2012F 5.00%, 11/15/23-11/15/26	475	565,357
New York NY GO Series 2008C 5.25%, 8/01/17	160	177,274
New York St Dormitory Auth (City University of New York State Lease) Series 2008B 5.00%, 7/01/16	150	159,294
New York St Dormitory Auth (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/18	1,000	1,127,320
New York St Thruway Auth (State of New York Pers Income Tax) Series 2008A 5.00%, 3/15/18	270	302,848
New York St Thruway Auth (New York State Thruway Authority Ded Tax) Series 2008B 5.00%, 4/01/16	280	294 ,300
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2009A 5.00%, 3/15/17	385	419,792
Series 2013A 5.00%, 2/15/20	355	416,805
Series 2014A 5.00%, 2/15/28	190	225,025

72	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2013A 5.00%, 5/01/19	$165	$189,342
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013C 5.00%, 3/15/16	480	503,554
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/28	120	138,629

		4,519,540

North Carolina – 0.5%
State of North Carolina Series 2013E 5.00%, 5/01/16	240	253,118

Ohio – 2.9%
Cleveland OH Arpt Sys AMBAC Series 2006A 5.00%, 1/01/16	490	507,836
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2010F 5.25%, 12/01/25	285	337,203
Ohio GO Series 2009C 5.00%, 8/01/16	680	724,384

		1,569,423

Pennsylvania – 3.4%
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 7/01/17	220	242,422
Pennsylvania IDA Series 2012 5.00%, 7/01/15	655	665,120
Philadelphia PA Parking Auth (Philadelphia Airport Parking) Series 2009 5.125%, 9/01/22 800		932,120

		1,839,662

AB TAX-MANAGED WEALTH STRATEGIES •	73

AB Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Rhode Island – 1.3%
Rhode Island Higher Ed Svgs Tr (State of Rhode Island DOT Fed Hwy Grant) AGC Series 2009A 5.25%, 6/15/18	$600	$670,932

Texas – 8.5%
City of Houston TX Combined Utility System Revenue Series 2014C 5.00%, 5/15/28	160	190,506
City Public Service Board of San Antonio TX Series 2012B 2.00%, 12/01/27	635	642,563
Series 2014 5.00%, 2/01/17	70	75,961
Dallas/Fort Worth International Airport Series 2009A 5.00%, 11/01/15	510	525,749
Denton Independent School District Series 2012A 2.125%, 8/01/15	180	181,325
Houston Independent School District Series 2014 5.00%, 2/15/17	755	820,134
SA Energy Acq Pub Fac Corp. Gas (Goldman Sachs Group Inc/The) Series 2007 5.50%, 8/01/22	460	544,930
San Antonio TX Util Drainage Sys Series 2013 5.00%, 2/01/27	135	159,290
San Antonio TX Wtr NATL Series 2007 5.50%, 5/15/16	680	722,561
Spring TX ISD GO Series 2011 5.00%, 8/15/24	600	705,666

		4,568,685

Virginia – 1.8%
County of Fairfax VA Series 2011A 5.00%, 4/01/17	580	633,557
Virginia Trnsp Brd (Commonwealth of Virginia Fed Hwy Grant) Series 2013 5.00%, 3/15/16	310	325,376

		958,933

74	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington – 3.3%
City of Seattle WA Series 2014 5.00%, 5/01/16	$335	$353,472
Energy Northwest (Bonneville Power Administration) Series 2012A 5.00%, 7/01/19	620	720,707
State of Washington Series 2011R 5.00%, 7/01/17	650	715,292

		1,789,471

Wisconsin – 1.6%
State of Wisconsin Series 20143 5.00%, 11/01/21	190	230,109
Series 2014B 5.00%, 5/01/16	575	606,292

		836,401

Total Municipal Obligations (cost $34,712,459)		35,904,629

	Shares
COMMON STOCKS – 18.3%
Financials – 3.5%
Banks – 1.2%
Axis Bank Ltd.	2,050	18,890
Bank Hapoalim BM	2,680	12,099
Bank Mandiri Persero Tbk PT	9,000	8,347
Bank of America Corp.	4,750	75,097
Bank of Baroda	3,300	9,704
Bank of China Ltd. – Class H	30,000	17,292
Bank of Montreal	140	8,675
Bank of Queensland Ltd.	2,310	25,146
Citigroup, Inc.	796	41,726
Comerica, Inc.	375	17,167
Commerzbank AG(c)	1,020	13,750
Danske Bank A/S	1,090	28,845
Fifth Third Bancorp	350	6,776
HDFC Bank Ltd.	1,310	22,393
HSBC Holdings PLC	2,030	18,096
ICICI Bank Ltd.	2,100	11,465
ING Groep NV(c)	1,500	22,250
Intesa Sanpaolo SpA	4,690	15,650

AB TAX-MANAGED WEALTH STRATEGIES •	75

AB Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Itausa – Investimentos Itau SA (Preference Shares)	2,500	$8,886
JPMorgan Chase & Co.	317	19,426
Mitsubishi UFJ Financial Group, Inc.	7,400	48,196
PNC Financial Services Group, Inc. (The)	152	13,978
Shinhan Financial Group Co., Ltd.	300	11,951
Societe Generale SA	469	21,610
Sumitomo Mitsui Financial Group, Inc.	300	11,953
Toronto-Dominion Bank (The)	380	16,658
UniCredit SpA	3,180	21,147
Wells Fargo & Co.	1,500	82,185

		629,358

Capital Markets – 0.4%
Affiliated Managers Group, Inc.(c)	198	42,851
Bank of New York Mellon Corp. (The)	450	17,613
BlackRock, Inc. – Class A	74	27,485
Goldman Sachs Group, Inc. (The)	78	14,804
Morgan Stanley	385	13,779
Partners Group Holding AG	62	19,047
State Street Corp.	100	7,445
UBS Group AG(c)	3,808	66,905

		209,929

Consumer Finance – 0.3%
Capital One Financial Corp.	735	57,852
Discover Financial Services	575	35,064
Muthoot Finance Ltd.	4,250	15,152
Shriram Transport Finance Co., Ltd.	1,500	28,126
SLM Corp.	2,600	24,622

		160,816

Diversified Financial Services – 0.3%
Berkshire Hathaway, Inc. – Class B(c)	200	29,482
Challenger Ltd./Australia	2,770	15,171
Friends Life Group Ltd.	2,230	14,131
Intercontinental Exchange, Inc.	224	52,721
ORIX Corp.	3,000	42,658

		154,163

Insurance – 1.0%
ACE Ltd.	100	11,401
Admiral Group PLC	1,962	44,607
AIA Group Ltd.	15,800	92,716
Allstate Corp. (The)	850	60,010
American Financial Group, Inc./OH	550	34,650
American International Group, Inc.	830	45,924
Aon PLC	350	35,126
Assicurazioni Generali SpA	1,020	21,012

76	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

BB Seguridade Participacoes SA	2,600	$29,675
Chubb Corp. (The)	68	6,831
Hanover Insurance Group, Inc. (The)	215	15,101
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	175	36,323
PartnerRe Ltd.	198	22,671
Progressive Corp. (The)	175	4,664
Prudential PLC	2,380	59,729
Suncorp Group Ltd.	1,060	11,572
Travelers Cos., Inc. (The)	125	13,430
Unum Group	125	4,195
XL Group PLC	84	3,041

		552,678

Real Estate Management & Development – 0.2%
Ayala Land, Inc.	18,900	15,535
China Overseas Land & Investment Ltd.	2,000	6,087
Daito Trust Construction Co., Ltd.	300	32,520
Global Logistic Properties Ltd.	23,000	43,680
Lend Lease Group	1,120	15,156

		112,978

Thrifts & Mortgage Finance – 0.1%
Housing Development Finance Corp. Ltd.	2,830	61,806
LIC Housing Finance Ltd.	1,280	10,236

		72,042

		1,891,964

Consumer Discretionary – 3.4%
Auto Components – 0.3%
Aisin Seiki Co., Ltd.	600	22,120
Bridgestone Corp.	400	15,344
Cie Generale des Etablissements Michelin – Class B	242	23,234
Continental AG	44	10,501
GKN PLC	2,140	12,031
Lear Corp.	272	29,626
Nokian Renkaat Oyj	140	4,139
Plastic Omnium SA	490	14,882
Sumitomo Electric Industries Ltd.	1,900	24,682
Valeo SA	140	21,027

		177,586

Automobiles – 0.5%
Ford Motor Co.	3,206	52,386
Great Wall Motor Co., Ltd. – Class H	3,500	22,298
Honda Motor Co., Ltd.	1,100	36,383
Hyundai Motor Co.	60	8,772
Isuzu Motors Ltd.	1,000	14,546

AB TAX-MANAGED WEALTH STRATEGIES •	77

AB Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Tata Motors Ltd.	1,710	$15,912
Toyota Motor Corp.	1,200	81,113
Volkswagen AG (Preference Shares)	48	12,115

		243,525

Diversified Consumer Services – 0.2%
Estacio Participacoes SA	4,100	28,170
H&R Block, Inc.	422	14,411
Kroton Educacional SA	5,900	21,594
TAL Education Group (ADR)(c)	544	16,712

		80,887

Hotels, Restaurants & Leisure – 0.3%
Ajisen China Holdings Ltd.	11,000	6,764
Melco International Development Ltd.	11,000	21,701
Merlin Entertainments PLC(d)	2,510	16,283
Sodexo SA	490	49,306
Starbucks Corp.	786	73,479
Yum! Brands, Inc.	115	9,328

		176,861

Internet & Catalog Retail – 0.2%
Just Eat PLC(c)	1,038	5,759
Priceline Group, Inc. (The)(c)	50	61,874
Vipshop Holdings Ltd. (ADR)(c)	930	22,739

		90,372

Leisure Products – 0.1%
Polaris Industries, Inc.	314	48,146

Media – 0.6%
Comcast Corp. – Class A	942	55,936
CTS Eventim AG & Co. KGaA	500	15,415
Liberty Global PLC – Class A(c)	168	9,082
Liberty Global PLC – Series C(c)	1,279	66,726
Naspers Ltd. – Class N	370	54,192
Smiles SA	600	10,046
Thomson Reuters Corp.	100	3,927
Time Warner, Inc.	615	50,344
Walt Disney Co. (The)	779	81,078

		346,746

Multiline Retail – 0.2%
B&M European Value Retail SA	4,070	20,002
Dillard’s, Inc. – Class A	75	9,762
Dollar General Corp.(c)	500	36,310
Dollar Tree, Inc.(c)	105	8,366
Kohl’s Corp.	469	34,612
Matahari Department Store Tbk PT	3,500	4,829

		113,881

78	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 0.6%
Foot Locker, Inc.	650	$36,510
GameStop Corp. – Class A	775	28,652
Home Depot, Inc. (The)	908	104,193
Inditex SA	170	5,332
Kingfisher PLC	1,960	11,052
L’Occitane International SA	3,000	7,574
Mr. Price Group Ltd.	380	8,780
O’Reilly Automotive, Inc.(c)	140	29,138
Office Depot, Inc.(c)	2,367	22,179
Sports Direct International PLC(c)	3,049	32,399
Staples, Inc.	184	3,085
Ulta Salon Cosmetics & Fragrance, Inc.(c)	227	31,952
Yamada Denki Co., Ltd.	4,200	18,234

		339,080

Textiles, Apparel & Luxury Goods – 0.4%
Cie Financiere Richemont SA	449	39,563
Eclat Textile Co., Ltd.	1,040	11,886
Global Brands Group Holding Ltd.(c)	28,000	4,802
HUGO BOSS AG	198	25,483
Kering	40	8,135
NIKE, Inc. – Class B	869	84,397
Samsonite International SA	4,800	15,177
Titan Co., Ltd.	530	3,716

		193,159

		1,810,243

Information Technology – 3.0%
Communications Equipment – 0.2%
Brocade Communications Systems, Inc.	2,400	29,736
Cisco Systems, Inc.	1,283	37,862
F5 Networks, Inc.(c)	202	23,859
Harris Corp.	237	18,410

		109,867

Electronic Equipment, Instruments & Components – 0.1%
Amphenol Corp. – Class A	692	39,070
Keysight Technologies, Inc.(c)	257	9,648

		48,718

Internet Software & Services – 0.7%
Baidu, Inc. (Sponsored ADR)(c)	237	48,289
Facebook, Inc. – Class A(c)	1,407	111,111
Google, Inc. – Class A(c)	82	46,136
Google, Inc. – Class C(c)	135	75,384
LinkedIn Corp. – Class A(c)	88	23,513
Telecity Group PLC	2,060	29,361
Twitter, Inc.(c)	483	23,223

		357,017

AB TAX-MANAGED WEALTH STRATEGIES •	79

AB Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

IT Services – 0.3%
Booz Allen Hamilton Holding Corp.	475	$14,136
HCL Technologies Ltd.	220	7,164
Tata Consultancy Services Ltd.	370	15,972
Visa, Inc. – Class A	432	117,206
Xerox Corp.	2,500	34,125

		188,603

Semiconductors & Semiconductor Equipment – 0.5%
Advanced Semiconductor Engineering, Inc.	8,000	10,738
Altera Corp.	759	28,091
Applied Materials, Inc.	1,042	26,102
Infineon Technologies AG	1,400	16,198
Intel Corp.	1,800	59,850
Lam Research Corp.	46	3,793
Linear Technology Corp.	589	28,381
Novatek Microelectronics Corp.	4,000	21,495
NVIDIA Corp.	1,039	22,920
Sumco Corp.	1,200	24,128
Taiwan Semiconductor Manufacturing Co., Ltd.	3,000	14,313
Tokyo Electron Ltd.	200	15,079

		271,088

Software – 0.6%
ANSYS, Inc.(c)	557	47,885
Aspen Technology, Inc.(c)	450	17,372
Dassault Systemes	469	32,772
Electronic Arts, Inc.(c)	535	30,591
FireEye, Inc.(c)	340	15,052
Microsoft Corp.	1,500	65,775
Mobileye NV(c)	959	34,025
NetSuite, Inc.(c)	169	16,295
Oracle Corp.	487	21,341
ServiceNow, Inc.(c)	334	25,471

		306,579

Technology Hardware, Storage & Peripherals – 0.6%
Apple, Inc.	1,682	216,070
Casetek Holdings Ltd.	2,000	10,947
Catcher Technology Co., Ltd.	2,000	18,196
Hewlett-Packard Co.	1,675	58,357
Samsung Electronics Co., Ltd.	29	35,867

		339,437

		1,621,309

80	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 2.3%
Biotechnology – 0.5%
Actelion Ltd. (REG)(c)	125	$14,965
Biogen Idec, Inc.(c)	272	111,408
Gilead Sciences, Inc.(c)	1,268	131,276

		257,649

Health Care Equipment & Supplies – 0.2%
Align Technology, Inc.(c)	305	17,492
Essilor International SA	85	9,919
Intuitive Surgical, Inc.(c)	128	64,000
Sartorius AG (Preference Shares)	40	5,575

		96,986

Health Care Providers & Services – 0.6%
Aetna, Inc.	410	40,816
Anthem, Inc.	425	62,241
Catamaran Corp.(c)	140	6,989
Express Scripts Holding Co.(c)	250	21,198
Premier, Inc.—Class A(c)	626	22,949
UnitedHealth Group, Inc.	1,265	143,742

		297,935

Life Sciences Tools & Services – 0.3%
Eurofins Scientific SE	190	51,477
Illumina, Inc.(c)	134	26,192
Mettler-Toledo International, Inc.(c)	92	28,904
Quintiles Transnational Holdings, Inc.(c)	647	42,042

		148,615

Pharmaceuticals – 0.7%
Astellas Pharma, Inc.	1,200	19,089
GlaxoSmithKline PLC	2,180	51,691
Johnson & Johnson	750	76,882
Lupin Ltd.	300	8,434
Merck & Co., Inc.	650	38,051
Novo Nordisk A/S—Class B	844	40,389
Pfizer, Inc.	2,650	90,948
Roche Holding AG	159	43,326
Sun Pharmaceutical Industries Ltd.	2,170	30,818

		399,628

		1,200,813

Industrials – 2.0%
Aerospace & Defense – 0.3%
Airbus Group NV	670	41,327
General Dynamics Corp.	100	13,878
L-3 Communications Holdings, Inc.	212	27,439
Northrop Grumman Corp.	125	20,714
Rockwell Collins, Inc.	136	12,115
Safran SA	260	18,278
Zodiac Aerospace	1,022	36,730

		170,481

AB TAX-MANAGED WEALTH STRATEGIES •	81

AB Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Air Freight & Logistics – 0.0%
Royal Mail PLC	1,730	$11,215

Airlines – 0.3%
Air Canada(c)	530	5,232
Alaska Air Group, Inc.	200	12,730
Delta Air Lines, Inc.	1,202	53,513
International Consolidated Airlines Group SA(c)	3,420	30,498
JetBlue Airways Corp.(c)	1,316	22,622
Qantas Airways Ltd.(c)	8,430	18,993

		143,588

Building Products – 0.0%
Assa Abloy AB – Class B	175	10,502

Commercial Services & Supplies – 0.1%
APR Energy PLC	2,197	12,033
Babcock International Group PLC	2,927	45,538

		57,571

Construction & Engineering – 0.0%
Larsen & Toubro Ltd.	190	5,414

Electrical Equipment – 0.1%
Acuity Brands, Inc.	106	16,799
Amara Raja Batteries Ltd.	700	10,053
AMETEK, Inc.	464	24,657

		51,509

Industrial Conglomerates – 0.4%
Alliance Global Group, Inc.	7,400	3,991
Bidvest Group Ltd. (The)	470	12,968
Danaher Corp.	943	82,305
General Electric Co.	2,200	57,178
Hutchison Whampoa Ltd.	1,000	13,667
Toshiba Corp.	5,000	20,695

		190,804

Machinery – 0.2%
ITT Corp.	600	24,642
JTEKT Corp.	1,400	21,986
Pall Corp.	401	40,425
Wabtec Corp./DE	428	40,613

		127,666

Marine – 0.1%
AP Moeller – Maersk A/S – Class B	4	9,195
Nippon Yusen KK	9,000	27,028

		36,223

82	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Professional Services – 0.3%
51job, Inc. (ADR)(c)	110	$3,905
Bureau Veritas SA	1,820	42,850
Capita PLC	4,688	85,840
Intertek Group PLC	266	10,371
Teleperformance	170	13,121

		156,087

Road & Rail – 0.1%
Canadian National Railway Co.	130	8,980
Central Japan Railway Co.	100	18,607
Globaltrans Investment PLC (Sponsored GDR)(d)	1,110	5,606
JB Hunt Transport Services, Inc.	319	27,274

		60,467

Trading Companies & Distributors – 0.1%
Brenntag AG	195	11,406
Bunzl PLC	710	20,742

		32,148

		1,053,675

Consumer Staples – 1.3%
Beverages – 0.2%
Asahi Group Holdings Ltd.	200	6,188
Molson Coors Brewing Co. – Class B	50	3,794
Monster Beverage Corp.(c)	644	90,881

		100,863

Food & Staples Retailing – 0.5%
Costco Wholesale Corp.	378	55,551
CVS Health Corp.	1,454	151,027
Delhaize Group SA	330	29,629
Lenta Ltd. (GDR)(c)(d)	2,113	15,404
Magnit PJSC (Sponsored GDR)(d)	190	9,057
Olam International Ltd.	10,836	15,902

		276,570

Food Products – 0.1%
Archer-Daniels-Midland Co.	175	8,379
Ingredion, Inc.	286	23,512
Mead Johnson Nutrition Co. – Class A	464	48,609

		80,500

Household Products – 0.1%
Henkel AG & Co. KGaA	40	4,206
Procter & Gamble Co. (The)	503	42,820

		47,026

AB TAX-MANAGED WEALTH STRATEGIES •	83

AB Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Personal Products – 0.1%
Estee Lauder Cos., Inc. (The) – Class A	238	$19,676
L’Oreal SA	105	19,030

		38,706

Tobacco – 0.3%
Altria Group, Inc.	426	23,980
British American Tobacco PLC	1,365	79,582
Imperial Tobacco Group PLC	444	21,850
Philip Morris International, Inc.	604	50,108

		175,520

		719,185

Energy – 1.0%
Energy Equipment & Services – 0.1%
Aker Solutions ASA(c)(d)	920	5,131
FMC Technologies, Inc.(c)	432	17,250
National Oilwell Varco, Inc.	100	5,435
Schlumberger Ltd.	303	25,500

		53,316

Oil, Gas & Consumable Fuels – 0.9%
BG Group PLC	2,320	34,157
Canadian Natural Resources Ltd.	350	10,180
Chevron Corp.	498	53,127
Exxon Mobil Corp.	1,025	90,753
Hess Corp.	689	51,730
JX Holdings, Inc.	7,500	30,390
LUKOIL OAO (London) (Sponsored ADR)	190	9,219
LUKOIL OAO (Sponsored ADR)	40	1,930
Marathon Petroleum Corp.	279	29,295
Murphy Oil Corp.	516	26,259
Occidental Petroleum Corp.	550	42,834
Petroleo Brasileiro SA (Sponsored ADR)	1,280	8,589
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	710	23,182
Suncor Energy, Inc. (Toronto)	350	10,508
Total SA	590	31,698
Valero Energy Corp.	666	41,085

		494,936

		548,252

Telecommunication Services – 0.7%
Diversified Telecommunication Services – 0.4%
AT&T, Inc.	1,100	38,016
Bezeq The Israeli Telecommunication Corp., Ltd.	4,284	6,847
CenturyLink, Inc.	175	6,626
China Telecom Corp., Ltd. – Class H	20,000	12,930
Level 3 Communications, Inc.(c)	656	35,332

84	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Nippon Telegraph & Telephone Corp.	600	$37,397
Telecom Italia SpA (savings shares)	22,780	22,353
Vivendi SA(c)	1,136	27,656

		187,157

Wireless Telecommunication Services – 0.3%
China Mobile Ltd.	1,500	20,413
Rogers Communications, Inc. – Class B	190	6,719
SK Telecom Co., Ltd.	60	15,746
SoftBank Corp.	900	55,585
Sunrise Communications Group AG(c)(d)	140	10,992
Tower Bersama Infrastructure Tbk PT	15,500	11,123
Turkcell Iletisim Hizmetleri AS(c)	1,900	9,990
Vodafone Group PLC	9,270	32,086
Vodafone Group PLC (Sponsored ADR)	649	22,429

		185,083

		372,240

Materials – 0.6%
Chemicals – 0.5%
Arkema SA	220	16,441
BASF SE	80	7,665
CF Industries Holdings, Inc.	21	6,431
Chr Hansen Holding A/S	358	16,029
Denki Kagaku Kogyo KK	1,000	3,896
Eastman Chemical Co.	285	21,221
Essentra PLC	5,660	88,761
IMCD Group NV(c)	148	5,056
JSR Corp.	1,400	25,607
Koninklijke DSM NV	383	21,351
LyondellBasell Industries NV – Class A	325	27,921
Monsanto Co.	177	21,316

		261,695

Construction Materials – 0.1%
Boral Ltd.	3,210	15,367
Grasim Industries Ltd. (GDR)(d)	98	5,923

		21,290

Metals & Mining – 0.0%
Alcoa, Inc.	350	5,176
Goldcorp, Inc.	400	8,809

		13,985

Paper & Forest Products – 0.0%
Mondi PLC	752	15,405

		312,375

AB TAX-MANAGED WEALTH STRATEGIES •	85

AB Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 0.5%
Electric Utilities – 0.3%
American Electric Power Co., Inc.	425	$24,471
Edison International	550	35,337
EDP – Energias de Portugal SA	2,550	10,052
Electricite de France SA	680	18,765
Enel SpA	3,030	13,968
FirstEnergy Corp.	119	4,163
Great Plains Energy, Inc.	550	14,636
Westar Energy, Inc.	450	17,482

		138,874

Gas Utilities – 0.1%
Atmos Energy Corp.	285	15,117
UGI Corp.	975	33,140

		48,257

Independent Power Producers & Energy Traders – 0.1%
Calpine Corp.(c)	1,557	33,008

Multi-Utilities – 0.0%
DTE Energy Co.	50	4,101
Public Service Enterprise Group, Inc.	150	6,309

		10,410

Water Utilities – 0.0%
Cia de Saneamento Basico do Estado de Sao Paulo	2,000	11,935

		242,484

Total Common Stocks (cost $7,526,016)		9,772,540

INVESTMENT COMPANIES – 14.0%
Funds and Investment Trusts – 14.0%
AB Multi-Manager Alternative Strategies Fund – Class Z(c)(e)	209,419	2,159,111
AB Pooling Portfolio – Multi-Asset Real Return Portfolio(e)	72,998	533,612
AB Pooling Portfolio-Volatility Management Portfolio(e)	399,882	4,810,584

Total Investment Companies (cost $6,880,029)		7,503,307

86	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

RIGHTS – 0.0%
Financials – 0.0%
Banks – 0.0%
Itausa – Investimentos Itau SA, expiring 3/25/15(c) (cost $0)	18	$22

SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.09%(e)(f) (cost $245,059)	245,059	245,059

Total Investments – 100.0% (cost $49,363,563)		53,425,557
Other assets less liabilities – 0.0%		970

Net Assets – 100.0%		$53,426,527

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	BRL	66	USD	23	3/03/15	$(327)
Deutsche Bank AG	USD	23	BRL	66	3/03/15	205
Deutsche Bank AG	BRL	66	USD	23	4/02/15	(214)
Royal Bank of Scotland PLC	BRL	66	USD	23	3/03/15	(75)
Royal Bank of Scotland PLC	USD	23	BRL	66	3/03/15	327
State Street Bank & Trust Co.	AUD	105	USD	81	5/13/15	(398)
State Street Bank & Trust Co.	EUR	299	USD	341	5/13/15	6,297
State Street Bank & Trust Co.	GBP	108	USD	165	5/13/15	(2,027)
State Street Bank & Trust Co.	HKD	820	USD	106	5/13/15	25
State Street Bank & Trust Co.	ILS	42	USD	11	5/13/15	(24)
State Street Bank & Trust Co.	JPY	32,386	USD	272	5/13/15	699
State Street Bank & Trust Co.	KRW	9,690	USD	9	5/13/15	(105)
State Street Bank & Trust Co.	NZD	78	USD	57	5/13/15	(1,366)
State Street Bank & Trust Co.	SEK	126	USD	15	5/13/15	(124)
State Street Bank & Trust Co.	USD	85	AUD	108	5/13/15	(806)
State Street Bank & Trust Co.	USD	63	AUD	82	5/13/15	411
State Street Bank & Trust Co.	USD	6	CAD	7	5/13/15	(26)
State Street Bank & Trust Co.	USD	190	CAD	239	5/13/15	1,454
State Street Bank & Trust Co.	USD	87	CHF	79	5/13/15	(3,589)
State Street Bank & Trust Co.	USD	25	EUR	22	5/13/15	(381)
State Street Bank & Trust Co.	USD	32	GBP	21	5/13/15	812
State Street Bank & Trust Co.	USD	16	HKD	127	5/13/15	6
State Street Bank & Trust Co.	USD	14	NOK	108	5/13/15	(158)
State Street Bank & Trust Co.	USD	60	NZD	78	5/13/15	(1,373)
State Street Bank & Trust Co.	USD	58	NZD	78	5/13/15	353
State Street Bank & Trust Co.	USD	39	SEK	328	5/13/15	(96)
State Street Bank & Trust Co.	USD	55	SGD	74	5/13/15	(335)

						$(835)

AB TAX-MANAGED WEALTH STRATEGIES •	87

AB Tax-Managed Conservative Wealth—Portfolio of Investments

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$250	7/09/24	2.613%	CPI#	$(18,034)
Barclays Bank PLC	3,000	8/11/15	2.030%	CPI#	(199,357)
Barclays Bank PLC	500	7/19/17	2.038%	CPI#	(10,762)
Barclays Bank PLC	300	10/05/22	2.765%	CPI#	(30,464)
Citibank, NA	250	8/26/20	2.298%	CPI#	(11,083)
JPMorgan Chase Bank, NA	200	3/04/24	2.493%	CPI#	(12,121)
Morgan Stanley Capital Services LLC	1,500	10/31/18	1.960%	CPI#	(91,600)
Morgan Stanley Capital Services LLC	150	4/16/23	2.690%	CPI#	(14,148)

					$(387,569)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Variable rate coupon, rate shown as of February 28, 2015.

(b)	Floating Rate Security. Stated interest rate was in effect at February 28, 2015.

(c)	Non-income producing security.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2015, the aggregate market value of these securities amounted to $68,396 or 0.1% of net assets.

(e)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of February 28, 2015, the Strategy’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 9.8% and 0.0%, respectively.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

JPY – Japanese Yen

KRW – South Korean Won

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

SGD – Singapore Dollar

USD – United States Dollar

88	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Conservative Wealth—Portfolio of Investments

Glossary:

ADR – American Depositary Receipt

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

DOT – Department of Transportation

EDA – Economic Development Agency

ETM – Escrowed to Maturity

GDR – Global Depositary Receipt

GO – General Obligation

IDA – Industrial Development Authority/Agency

ISD – Independent School District

NATL – National Interstate Corporation

PJSC – Public Joint Stock Company

REG – Registered Shares

SRF – State Revolving Fund

See notes to financial statements.

AB TAX-MANAGED WEALTH STRATEGIES •	89

AB Tax-Managed Conservative Wealth—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

February 28, 2015 (unaudited)

	Tax-Managed Wealth Appreciation Strategy		Tax-Managed Balanced Wealth Strategy	Tax-Managed Conservative Wealth Strategy
Assets
Investments in securities, at value
Unaffiliated issuers (cost $422,857,214, $117,158,840 and $42,238,475, respectively)	$534,069,520		$130,271,232	$45,677,191
Affiliated issuers (cost $215,832,651, $32,165,633 and $7,125,088, respectively)	225,005,567		33,572,475	7,748,366
Due from broker(a)	40,032		3,945	– 0	–
Foreign currencies, at value (cost $551,051, $102,853 and $11,032, respectively)	544,430		102,409	10,854
Receivable for investment securities sold and foreign currency transactions	5,144,151		727,464	170,689
Receivable for shares of beneficial interest sold	1,297,907		90,258	1,141
Dividends and interest receivable	877,286		1,104,890	416,206
Unrealized appreciation of forward currency exchange contracts	586,947		54,741	10,589
Receivable for variation margin on exchange-traded derivatives	1,550		197	– 0	–

Total assets	767,567,390		165,927,611	54,035,036

Liabilities
Due to custodian	5,723		518	– 0	–
Payable for investment securities purchased and foreign currency transactions	3,248,930		771,965	58,615
Payable for shares of beneficial interest redeemed	808,277		55,835	25,079
Unrealized depreciation of forward currency exchange contracts	620,006		53,778	11,424
Advisory fee payable	329,345		62,000	244
Audit and tax fee payable	26,218		31,201	32,182
Distribution fee payable	21,715		42,081	18,699
Transfer Agent fee payable	19,259		15,706	6,191
Unrealized depreciation on inflation swaps	– 0	–	603,686	387,569
Upfront premium received on inflation swaps	– 0	–	500	– 0	–
Accrued expenses and other liabilities	179,546		70,309	68,506

Total liabilities	5,259,019		1,707,579	608,509

Net Assets	$762,308,371		$164,220,032	$53,426,527

See notes to financial statements.

90	• AB TAX-MANAGED WEALTH STRATEGIES

Statement of Assets & Liabilities

	Tax-Managed Wealth Appreciation Strategy	Tax-Managed Balanced Wealth Strategy	Tax-Managed Conservative Wealth Strategy
Composition of Net Assets
Shares of beneficial interest, at par	$463	$119	$46
Additional paid-in capital	623,803,129	145,484,475	48,260,382
Undistributed net investment income/(distributions in excess of net investment income)	(1,416,901)	1,485,923	355,429
Accumulated net realized gain on investment and foreign currency transactions	19,626,344	3,334,758	1,138,664
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	120,295,336	13,914,757	3,672,006

Net Assets	$762,308,371	$164,220,032	$53,426,527

(a)	Represents amounts on deposit at the broker as collateral for open derivative contracts.

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Tax-Managed Wealth Appreciation Strategy	Net Assets	Shares Outstanding	Net Asset Value

Class A	$37,405,078	2,278,817	$16.41	*

Class B	$1,530,349	94,209	$16.24

Class C	$17,695,387	1,092,752	$16.19

Advisor Class	$705,677,557	42,869,986	$16.46

Tax-Managed Balanced Wealth Strategy

Class A	$87,650,519	6,367,931	$13.76	*

Class B	$3,333,603	241,808	$13.79

Class C	$29,512,854	2,139,004	$13.80

Advisor Class	$43,723,056	3,170,303	$13.79

Tax-Managed Conservative Wealth Strategy

Class A	$33,632,234	2,917,775	$11.53	*

Class B	$1,025,131	86,476	$11.85

Class C	$13,267,183	1,119,576	$11.85

Advisor Class	$5,501,979	475,609	$11.57

*	The maximum offering price per share for Class A shares of Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy was $17.14, $14.37 and $12.04, respectively, which reflects a sales charge of 4.25%.

See notes to financial statements.

AB TAX-MANAGED WEALTH STRATEGIES •	91

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2015 (unaudited)

	Tax-Managed Wealth Appreciation Strategy		Tax-Managed Balanced Wealth Strategy	Tax-Managed Conservative Wealth Strategy
Investment Income
Dividends
Affiliated issuers	$6,388,001		$998,336	$253,212
Unaffiliated issuers (net of foreign taxes withheld of $119,326, $18,444 and $5,467, respectively)	3,749,359		321,083	69,298
Interest	– 0	–	1,202,716	404,225

Total income	10,137,360		2,522,135	726,735

Expenses
Advisory fee (see Note B)	2,381,660		455,805	150,650
Distribution fee—Class A	47,158		113,443	52,102
Distribution fee—Class B	8,159		19,700	5,747
Distribution fee—Class C	86,043		149,632	69,263
Transfer agency—Class A	4,394		36,838	17,686
Transfer agency—Class B	357		1,908	692
Transfer agency—Class C	2,250		12,604	7,327
Transfer agency—Advisor Class	78,875		16,719	2,573
Custodian	131,176		85,571	71,243
Trustees’ fees	28,189		28,189	26,469
Audit and tax	27,979		31,954	31,925
Registration fees	26,385		21,694	21,401
Legal	19,405		19,405	19,276
Printing	18,538		19,640	9,662
Miscellaneous	22,598		16,775	14,791

Total expenses	2,883,166		1,029,877	500,807
Less: expenses waived and reimbursed by the Adviser (see Note B)	(290,485)		(47,625)	(150,008)

Net expenses	2,592,681		982,252	350,799

Net investment income	7,544,679		1,539,883	375,936

See notes to financial statements.

92	• AB TAX-MANAGED WEALTH STRATEGIES

Statement of Operations

	Tax-Managed Wealth Appreciation Strategy		Tax-Managed Balanced Wealth Strategy	Tax-Managed Conservative Wealth Strategy
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$27,246,047		$3,052,875	$803,967
Futures	20,880		(3,435)	– 0	–
Swaps	– 0	–	(101,328)	– 0	–
Foreign currency transactions	626,850		58,178	11,118
Net capital gain distributions received from Underlying Portfolios	2,854,184		452,681	126,651
Net change in unrealized appreciation/depreciation of:
Investments(b)	(22,560,660)		(3,049,919)	(885,418)
Futures	72,365		7,954	– 0	–
Swaps	– 0	–	(370,861)	(186,547)
Foreign currency denominated assets and liabilities	(403,805)		(33,518)	(8,070)

Net gain (loss) on investment and foreign currency transactions	7,855,861		12,627	(138,299)

Net Increase in Net Assets from Operations	$15,400,540		$1,552,510	$237,637

(a)	Net of foreign capital gains taxes of $16,918, $1,431 and $345, respectively.

(b)	Net of increase in accrued foreign capital gains taxes of $85,435, $4,669 and $702, respectively.

See notes to financial statements.

AB TAX-MANAGED WEALTH STRATEGIES •	93

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Tax-Managed Wealth Appreciation Strategy
	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,544,679	$16,305,856
Net realized gain on investment and foreign currency transactions	27,893,777	75,168,162
Net capital gain distributions received from Underlying Portfolios	2,854,184	4,057,425
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(22,892,100)	41,431,578

Net increase in net assets from operations	15,400,540	136,963,021
Dividends and Distributions to Shareholders from
Net investment income
Class A	(594,095)	(746,693)
Class B	(9,007)	(29,793)
Class C	(150,441)	(227,250)
Advisor Class	(12,450,617)	(14,774,092)
Net realized gain on investment transactions
Class A	(324,756)	– 0	–
Class B	(13,689)	– 0	–
Class C	(149,683)	– 0	–
Advisor Class	(5,755,081)	– 0	–
Transactions in Shares of Beneficial Interest
Net increase (decrease)	19,523,989	(11,669,983)

Total increase	15,477,160	109,515,210
Net Assets
Beginning of period	746,831,211	637,316,001

End of period (including distributions in excess of net investment income of ($1,416,901) and undistributed net investment income of $4,242,580, respectively)	$762,308,371	$746,831,211

See notes to financial statements.

94	• AB TAX-MANAGED WEALTH STRATEGIES

Statement of Changes in Net Assets

Tax-Managed Balanced Wealth Strategy
Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,539,883	$3,162,646
Net realized gain on investment and foreign currency transactions	3,006,290	8,883,214
Net capital gain distributions received from Underlying Portfolios	452,681	726,513
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(3,446,344)	5,464,518

Net increase in net assets from operations	1,552,510	18,236,891
Dividends and Distributions to Shareholders from
Net investment income
Class A	(394,952)	(1,754,690)
Class B	– 0	–	(76,501)
Class C	(25,988)	(418,085)
Advisor Class	(239,626)	(678,234)
Net realized gain on investment transactions
Class A	(2,919,890)	– 0	–
Class B	(120,811)	– 0	–
Class C	(957,457)	– 0	–
Advisor Class	(1,313,966)	– 0	–
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(2,507,851)	1,096,295

Total increase (decrease)	(6,928,031)	16,405,676
Net Assets
Beginning of period	171,148,063	154,742,387

End of period (including undistributed net investment income of $1,485,923 and $606,606, respectively)	$164,220,032	$171,148,063

See notes to financial statements.

AB TAX-MANAGED WEALTH STRATEGIES •	95

Statement of Changes in Net Assets

Tax-Managed Conservative Wealth Strategy
Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$375,936	$798,489
Net realized gain on investment and foreign currency transactions	815,085	2,222,451
Net capital gain distributions received from Underlying Portfolios	126,651	188,649
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(1,080,035)	1,502,887

Net increase in net assets from operations	237,637	4,712,476
Dividends and Distributions to Shareholders from
Net investment income
Class A	(131,571)	(521,301)
Class B	– 0	–	(12,869)
Class C	(2,881)	(115,208)
Advisor Class	(25,574)	(93,731)
Net realized gain on investment transactions
Class A	(1,158,534)	(1,018,098)
Class B	(35,959)	(56,565)
Class C	(453,614)	(378,381)
Advisor Class	(162,353)	(157,318)
Transactions in Shares of Beneficial Interest
Net decrease	(2,699,638)	(9,239,654)

Total decrease	(4,432,487)	(6,880,649)
Net Assets
Beginning of period	57,859,014	64,739,663

End of period (including undistributed net investment income of $355,429 and $139,519, respectively)	$53,426,527	$57,859,014

See notes to financial statements.

96	• AB TAX-MANAGED WEALTH STRATEGIES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

February 28, 2015 (unaudited)

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Trust”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. Prior to January 20, 2015, the Trust was known as AllianceBernstein Portfolios. The Trust operates as a series company currently comprised of seven series: the AB Growth Fund, the AB Wealth Appreciation Strategy, the AB Balanced Wealth Strategy, the AB Conservative Wealth Strategy, the AB Tax-Managed Wealth Appreciation Strategy, the AB Tax-Managed Balanced Wealth Strategy and the AB Tax-Managed Conservative Wealth Strategy. Prior to January 20, 2015, the series were known as AllianceBernstein Growth Fund, the AllianceBernstein Wealth Appreciation Strategy, the AllianceBernstein Balanced Wealth Strategy, the AllianceBernstein Conservative Wealth Strategy, the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy and the AllianceBernstein Tax-Managed Conservative Wealth Strategy. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy (the “Strategies”). The Strategies offer Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

AB TAX-MANAGED WEALTH STRATEGIES •	97

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to,

98	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategies may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategies value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategies would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategies. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable

AB TAX-MANAGED WEALTH STRATEGIES •	99

Notes to Financial Statements

company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Strategies’ investments by the above fair value hierarchy levels as of February 28, 2015:

Tax-Managed Wealth Appreciation

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$53,247,236		$50,237,933		$	– 0	–	$103,485,169
Consumer Discretionary	58,356,542		40,902,421			– 0	–	99,258,963
Information Technology	76,233,727		12,690,391			– 0	–	88,924,118
Health Care	51,984,307		15,673,220			– 0	–	67,657,527
Industrials	27,683,964		29,210,272			– 0	–	56,894,236
Consumer Staples	30,533,343		7,985,284			– 0	–	38,518,627
Energy	22,311,000		6,696,636			– 0	–	29,007,636
Telecommunication Services	6,853,725		13,064,055			– 0	–	19,917,780
Materials	5,662,840		11,134,809			– 0	–	16,797,649
Utilities	11,310,284		2,296,187			– 0	–	13,606,471
Investment Companies	210,176,276		– 0	–		– 0	–	210,176,276
Rights	1,344		– 0	–		– 0	–	1,344
Short-Term Investments	14,829,291		– 0	–		– 0	–	14,829,291

Total Investments in Securities	569,183,879		189,891,208			– 0	–	759,075,087
Other Financial Instruments*:
Assets:
Futures	– 0	–	82,916			– 0	–	82,916	#
Forward Currency Exchange Contracts	– 0	–	586,947			– 0	–	586,947
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(620,006)			– 0	–	(620,006)

Total+	$569,183,879		$189,941,065		$	– 0	–	$759,124,944

100	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Tax-Managed Balanced Wealth Strategy
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Municipal Obligations	$	– 0	–	$84,951,212		$982,471		$85,933,683
Common Stocks:
Financials		4,528,330		4,014,198		– 0	–	8,542,528
Consumer Discretionary		4,898,602		3,295,085		– 0	–	8,193,687
Information Technology		6,564,716		1,021,994		– 0	–	7,586,710
Health Care		4,391,772		1,232,554		– 0	–	5,624,326
Industrials		2,283,009		2,342,877		– 0	–	4,625,886
Consumer Staples		2,531,178		682,600		– 0	–	3,213,778
Energy		1,839,507		556,067		– 0	–	2,395,574
Telecommunication Services		637,730		1,030,768		– 0	–	1,668,498
Materials		458,790		909,327		– 0	–	1,368,117
Utilities		928,929		189,397		– 0	–	1,118,326
Investment Companies		31,316,234		– 0	–	– 0	–	31,316,234
Rights		119		– 0	–	– 0	–	119
Short-Term Investments		2,256,241		– 0	–	– 0	–	2,256,241

Total Investments in Securities		62,635,157		100,226,079		982,471		163,843,707
Other Financial Instruments*:
Assets:
Futures		– 0	–	6,651		– 0	–	6,651 #
Forward Currency Exchange Contracts		– 0	–	54,741		– 0	–	54,741
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(53,778)		– 0	–	(53,778)
Inflation (CPI) Swaps		– 0	–	(603,686)		– 0	–	(603,686)

Total+		$62,635,157		$99,630,007		$982,471		$163,247,635

Tax-Managed Conservative Wealth Strategy
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Municipal Obligations	$	– 0	–	$35,904,629		$ – 0	–	$35,904,629
Common Stocks:
Financials		967,916		924,048		– 0	–	1,891,964
Consumer Discretionary		1,085,338		724,905		– 0	–	1,810,243
Information Technology		1,385,051		236,258		– 0	–	1,621,309
Health Care		925,130		275,683		– 0	–	1,200,813
Industrials		526,327		527,348		– 0	–	1,053,675
Consumer Staples		558,700		160,485		– 0	–	719,185
Energy		421,764		126,488		– 0	–	548,252
Telecommunication Services		131,237		241,003		– 0	–	372,240
Materials		101,853		210,522		– 0	–	312,375
Utilities		199,699		42,785		– 0	–	242,484
Investment Companies		7,503,307		– 0	–	– 0	–	7,503,307

AB TAX-MANAGED WEALTH STRATEGIES •	101

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2			Level 3			Total
Rights	$22		$	– 0	–	$	– 0	–	$22
Short-Term Investments	245,059			– 0	–		– 0	–	245,059

Total Investments in Securities	14,051,403			39,374,154			– 0	–	53,425,557
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	– 0	–		10,589			– 0	–	10,589
Liabilities:
Forward Currency Exchange Contracts	– 0	–		(11,424)			– 0	–	(11,424)
Inflation (CPI) Swaps	– 0	–		(387,569)			– 0	–	(387,569)

Total+	$14,051,403			$38,985,750		$	– 0	–	$53,037,153

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

+	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Strategies recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Tax-Managed Balanced Wealth Strategy
	Municipal Obligations		Total
Balance as of 8/31/14	$940,771		$940,771
Accrued discounts/(premiums)	69		69
Realized gain (loss)	(9,656)		(9,656)
Change in unrealized appreciation/depreciation	19,580		19,580
Purchases	99,051		99,051
Sales/Paydowns	(67,344)		(67,344)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 2/28/15	$982,471		$982,471

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/15*	$380		$380

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Strategies. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to

102	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategies’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

AB TAX-MANAGED WEALTH STRATEGIES •	103

Notes to Financial Statements

4. Taxes

It is each Strategies’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategies may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategies’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategies are informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategies amortize premiums and accrete discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each Strategy or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

104	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Tax-Managed Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
Wealth Appreciation	.65%	.55%	.50%
Balanced Wealth	.55%	.45%	.40%
Conservative Wealth	.55%	.45%	.40%

Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses, inclusive of implied acquired fund fees and expenses relating to AB Multi-Manager Alternative Strategies Fund (“MMAS”), AB Pooling Portfolio—Volatility Management Portfolio (“PPVM”) and AB Pooling Portfolio—Multi-Asset Real Return Portfolio (“PPMRR”) on an annual basis as follows:

Tax-Managed Strategy	Class A	Class B	Class C	Advisor Class
Conservative Wealth	1.20%	1.90%	1.90%	.90%

For the six months ended February 28, 2015, such waiver/reimbursement amounted to $150,008 for the Tax-Managed Conservative Wealth Strategy. This agreement will remain in effect until December 31, 2015 and then may be extended by the Adviser for additional one-year terms. In addition, the Adviser has agreed to waive/reimburse additional fees and expenses, as discussed on the following page.

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $55,076, $33,717 and $12,057 for the Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy, respectively, for the six months ended February 28, 2015.

The Strategies may invest in the AB Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of

AB TAX-MANAGED WEALTH STRATEGIES •	105

Notes to Financial Statements

the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategies’ transactions in shares of the Government STIF Portfolio for the six months ended February 28, 2015 is as follows:

Tax-Managed Strategy	Market Value August 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value February 28, 2015 (000)	Dividend Income (000)
Wealth Appreciation	$12,986	$83,163	$81,320	$14,829	$6
Balanced Wealth	132	20,313	18,189	2,256	1
Conservative Wealth	71	7,564	7,390	245	– 0	–*

*	Amount is less than $500.

The Strategies may invest in MMAS, PPVM and PPMRR, open-end management investment companies managed by the Adviser. In connection with the Tax-Managed Wealth Appreciation Strategy’s and Tax-Managed Balanced Wealth Strategy’s investments in MMAS, the Adviser has contractually agreed to (i) waive the portion of its advisory fee attributable to its services after paying subadvisory fees to sub-advisors and (ii) waive an additional portion of the advisory fee in an amount equal to, or reimburse the Strategy for, the total other expenses of MMAS (excluding interest and short sales expenses), in each case as paid by a Strategy as an acquired fund fee and expense. The fee waiver will remain in effect until December 31, 2015. For the six months ended February 28, 2015 the advisory fees paid were reduced by $290,485 and $47,625 for the Tax-Managed Wealth Appreciation Strategy and Tax-Managed Balanced Wealth Strategy, respectively.

A summary of the Strategies’ transactions in such holdings for the six months ended February 28, 2015 is as follows:

AB Pooling Portfolio—Volatility Management Portfolio*
Tax-Managed Strategy	Market Value August 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation/ (Depreciation) (000)	Market Value February 28, 2015 (000)	Dividend Income (000)
Wealth Appreciation	$112,204	$ 9,551	$3,081	$76	$(4,214)	$114,536	$5,310
Balanced Wealth	18,040	2,091	2,375	18	(677)	17,097	842
Conservative Wealth	5,217	619	842	45	(228)	4,811	236

AB Pooling Portfolio—Multi-Asset Real Return Portfolio
Tax-Managed Strategy	Market Value August 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)		Change in Unrealized Appreciation/ (Depreciation) (000)	Market Value February 28, 2015 (000)	Dividend Income (000)
Wealth Appreciation	$33,308	$ 8,855	$1,072	$(47)		$(6,359)	$34,685	$1,071
Balanced Wealth	4,930	920	197	(35)		(903)	4,715	155
Conservative Wealth	580	73	12	– 0	–	(107)	534	17

106	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

AB Multi-Manager Alternative Strategies Fund
Tax-Managed Strategy	Market Value August 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation/ (Depreciation) (000)	Market Value February 28, 2015 (000)	Dividend Income (000)
Wealth Appreciation	$59,594	$ 5,866	$5,559	$(48)	$1,103	$60,956	$	– 0	–
Balanced Wealth	9,859	21	553	8	169	9,504		– 0	–
Conservative Wealth	2,318	5	203	2	37	2,159		– 0	–

*	During the six months ended February 28, 2015, the Strategies had realized gain distributions from the Volatility Management Portfolio in the amounts of $2,854,184, $452,681 and $126,651 for the Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy, respectively.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the six months ended February 28, 2015 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Tax-Managed Strategy	Class A	Class A			Class B	Class C
Wealth Appreciation	$1,266	$	– 0	–	$114	$535
Balanced Wealth	882		21		820	349
Conservative Wealth	221		– 0	–	367	522

Brokerage commissions paid on investment transactions for the six months ended February 28, 2015 amounted to $241,561, $21,006 and $4,562 for the Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy, respectively, of which $0 and $0; $0 and $0; and $0 and $0 were paid, respectively, to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Strategies’ average daily net assets attributable to Class A shares and 1% of the Strategies’ average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. Payments under the Class A plan for Tax-Managed Wealth Appreciation Strategy and Tax-Managed Balanced Wealth Strategy are currently limited to .25% (prior to August 1, 2014, .30%) of the Strategies’ average daily net assets attributable to Class A shares. Payments under the Class A plan for Tax-Managed Conservative Wealth Strategy are currently limited to .30% of the Strategy’s average daily net assets attributable to Class A

AB TAX-MANAGED WEALTH STRATEGIES •	107

Notes to Financial Statements

shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of the Strategies’ shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Strategies to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of the Strategies’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended February 28, 2015, were as follows:

Tax-Managed Strategy	Purchases	Sales
Wealth Appreciation	$195,163,419	$190,611,335
Balanced Wealth	25,302,038	32,382,445
Conservative Wealth	6,866,531	9,334,221

There were no investment transactions in U.S. government securities during the six months ended February 28, 2015.

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Tax-Managed Strategy	Gross Unrealized		Net Unrealized Appreciation
	Appreciation	(Depreciation)
Wealth Appreciation	$138,859,975	$(18,474,753)	$120,385,222
Balanced Wealth	16,942,502	(2,423,268)	14,519,234
Conservative Wealth	4,469,351	(407,357)	4,061,994

1. Derivative Financial Instruments

The Strategies may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

108	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

The principal types of derivatives utilized by the Strategies, as well as the methods in which they may be used are:

•	Futures

The Strategies may buy or sell futures for investment purposes or for the purpose of hedging their portfolios against adverse effects of potential movements in the market. The Strategy bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Strategies may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Strategy enters into futures, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Strategy to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Strategy to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended February 28, 2015, the Tax-Managed Wealth Appreciation Strategy and the Tax-Managed Balanced Wealth Strategy held futures for hedging purposes.

•	Forward Currency Exchange Contracts

The Strategies may enter into forward currency exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, to hedge certain firm purchase

AB TAX-MANAGED WEALTH STRATEGIES •	109

Notes to Financial Statements

and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Strategy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended February 28, 2015, the Strategies held forward currency exchange contracts for hedging purposes.

•	Swaps

The Strategies may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. The Strategies may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swaps to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategies’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash,

110	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the six months ended February 28, 2015, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy held inflation (CPI) swaps for hedging purposes.

The Strategies typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Strategies typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Strategy and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Strategies net liability, held by the defaulting party, may be delayed or denied.

AB TAX-MANAGED WEALTH STRATEGIES •	111

Notes to Financial Statements

The Strategies Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Strategy decline below specific levels (“net asset contingent features”). If these levels are triggered, the Strategies counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At February 28, 2015, the Strategies had entered into the following derivatives:

Tax-Managed Wealth Appreciation Strategy
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/ Payable for variation margin on exchange- traded derivatives	$82,916	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	586,947		Unrealized depreciation on forward currency exchange contracts	$620,006

Total		$669,863			$620,006

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$20,880	$72,365

112	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$833,811	$(373,310)

Total		$854,691	$(300,945)

Tax-Managed Balanced Wealth Strategy
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/ Payable for variation margin on exchange- traded derivatives	$6,651	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	54,741		Unrealized depreciation on forward currency exchange contracts	$53,778

Interest rate contracts				Unrealized depreciation on inflation swaps	603,686

Total		$61,392			$657,464

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

AB TAX-MANAGED WEALTH STRATEGIES •	113

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(3,435)	$7,954

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	137,700	(31,887)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(101,328)	(370,861)

Total		$32,937	$(394,794)

Tax-Managed Conservative Wealth Strategy
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$10,589	Unrealized depreciation on forward currency exchange contracts	$11,424

Interest rate contracts			Unrealized depreciation on inflation swaps	387,569

Total		$10,589		$398,993

114	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$14,554		$(7,527)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	– 0	–	(186,547)

Total		$14,554		$(194,074)

The following table represents the average monthly volume of the Strategy’s derivative transactions during the six months ended February 28, 2015:

Tax-Managed Wealth Appreciation Strategy
Futures:
Average original value of buy contracts	$814,312
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$52,201,446
Average principal amount of sale contracts	$65,955,187

Tax-Managed Balanced Wealth Strategy
Futures:
Average original value of buy contracts	$43,355
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$4,625,341
Average principal amount of sale contracts	$5,819,153
Inflation Swaps:
Average notional amount	$12,842,857

Tax-Managed Conservative Wealth Strategy
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,056,343
Average principal amount of sale contracts	$1,319,365
Inflation Swaps:
Average notional amount	$6,150,000

For financial reporting purposes, the Strategy does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

AB TAX-MANAGED WEALTH STRATEGIES •	115

Notes to Financial Statements

All derivatives held at period end were subject to netting arrangements. The following table presents the Strategy’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Strategies as of February 28, 2015:

Tax-Managed Wealth Appreciation Strategy

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Goldman Sachs & Co**	$1,550	$	– 0	–	$	– 0	–	$	– 0	–	$1,550

Total	$1,550	$	– 0	–	$	– 0	–	$	– 0	–	$1,550

OTC Derivatives:
Barclays Bank PLC	$23,310	$	– 0	–	$	– 0	–	$	– 0	–	$23,310
BNP Paribas SA	26,621		(26,621)			– 0	–		– 0	–	– 0	–
Citibank	165,079		(4,835)			– 0	–		– 0	–	160,244
Credit Suisse International	196,690		(110,997)			– 0	–		– 0	–	85,693
Deutsche Bank AG	12,441		(12,441)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA	80,373		(15,892)			– 0	–		– 0	–	64,481
Morgan Stanley & Co., Inc.	28,571		(28,571)			– 0	–		– 0	–	– 0	–
Royal Bank of Scotland PLC	43,467		(43,467)			– 0	–		– 0	–	– 0	–
Standard Chartered Bank	188		– 0	–		– 0	–		– 0	–	188
State Street Bank & Trust Co.	10,207		(10,207)			– 0	–		– 0	–	– 0	–

Total	$586,947		$(253,031)		$	– 0	–	$	– 0	–	$333,916	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
BNP Paribas SA	$62,837		$(26,621)		$	– 0	–	$	– 0	–	$36,216
Citibank	4,835		(4,835)			– 0	–		– 0	–	– 0	–
Credit Suisse International	110,997		(110,997)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	104,556		(12,441)			– 0	–		– 0	–	92,115

116	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Goldman Sachs Bank USA	$15,892	$(15,892)		$	– 0	–	$	– 0	–	$	– 0	–
Morgan Stanley & Co., Inc.	110,333	(28,571)			– 0	–		– 0	–		81,762
Royal Bank of Scotland PLC	148,151	(43,467)			– 0	–		– 0	–		104,684
State Street Bank & Trust Co.	32,050	(10,207)			– 0	–		– 0	–		21,843
UBS AG	30,355	– 0	–		– 0	–		– 0	–		30,355

Total	$620,006	$(253,031)		$	– 0	–	$	– 0	–		$366,975	^

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at February 28, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

Tax-Managed Balanced Wealth Strategy

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Goldman Sachs & Co**	$197	$	– 0	–	$	– 0	–	$	– 0	–	$197

Total	$197	$	– 0	–	$	– 0	–	$	– 0	–	$197

OTC Derivatives:
Barclays Bank PLC	$1,269		$(1,269)		$	– 0	–	$	– 0	–	$ – 0	–
Citibank	4,378		(4,378)			– 0	–		– 0	–	– 0	–
Credit Suisse International	16,904		– 0	–		– 0	–		– 0	–	16,904
Deutsche Bank AG	1,361		(1,361)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA	1,271		– 0	–		– 0	–		– 0	–	1,271
Royal Bank of Scotland PLC	4,862		(399)			– 0	–		– 0	–	4,463
State Street Bank & Trust Co.	24,696		(24,696)			– 0	–		– 0	–	– 0	–

Total	$54,741		$(32,103)		$	– 0	–	$	– 0	–	$22,638	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$97,326	$	– 0	–	$	– 0	–	$	– 0	–	$97,326
Barclays Bank PLC	323,682		(1,269)			– 0	–		(310,929)		11,484
BNP Paribas SA	4,631		– 0	–		– 0	–		– 0	–	4,631
Citibank	42,872		(4,378)			– 0	–		– 0	–	38,494
Deutsche Bank AG	3,589		(1,361)			– 0	–		– 0	–	2,228
Goldman Sachs International	116,227		– 0	–		– 0	–		– 0	–	116,227

AB TAX-MANAGED WEALTH STRATEGIES •	117

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Morgan Stanley & Co., Inc.	$8,916	$	– 0	–	$	– 0	–	$	– 0	–	$8,916
Morgan Stanley Capital Services LLC	23,579		– 0	–		– 0	–		– 0	–	23,579
Royal Bank of Scotland PLC	399		(399)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	36,243		(24,696)			– 0	–		– 0	–	11,547

Total	$657,464		$(32,103)		$	– 0	–		$(310,929)		$314,432	^

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at February 28, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

Tax-Managed Conservative Wealth Strategy

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Deutsche Bank AG	$205	$(205)		$	– 0	–	$	– 0	–	$ – 0	–
Royal Bank of Scotland PLC	327	(75)			– 0	–		– 0	–	252
State Street Bank & Trust Co.	10,057	(10,057)			– 0	–		– 0	–	– 0	–

Total	$10,589	$(10,337)		$	– 0	–	$	– 0	–	$252	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$18,034	$ – 0	–	$	– 0	–	$	– 0	–	$18,034
Barclays Bank PLC	240,583	– 0	–		– 0	–		– 0	–	240,583
Citibank	11,083	– 0	–		– 0	–		– 0	–	11,083
Deutsche Bank AG	541	(205)			– 0	–		– 0	–	336
JPMorgan Chase Bank	12,121	– 0	–		– 0	–		– 0	–	12,121
Morgan Stanley Capital Services LLC	105,748	– 0	–		– 0	–		– 0	–	105,748
Royal Bank of Scotland PLC	75	(75)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	10,808	(10,057)			– 0	–		– 0	–	751

Total	$398,993	$(10,337)		$	– 0	–	$	– 0	–	$388,656	^

118	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Strategies may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Strategies may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategies may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategies and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategies may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Tax-Managed Wealth Appreciation Strategy
	Shares		Amount
	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014

Class A
Shares sold	46,291	271,537	$737,676	$4,221,089

Shares issued in reinvestment of dividends and distributions	53,130	45,275	834,136	670,981

Shares converted from Class B	16,992	63,079	270,921	968,552

Shares redeemed	(232,674)	(336,668)	(3,729,223)	(5,234,560)

Net increase (decrease)	(116,261)	43,223	$(1,886,490)	$626,062

Class B
Shares sold	4,779	7,047	$75,059	$107,152

Shares issued in reinvestment of dividends and distributions	1,367	1,904	21,283	27,895

Shares converted to Class A	(17,222)	(64,115)	(270,921)	(968,552)

Shares redeemed	(7,843)	(30,798)	(123,723)	(471,381)

Net decrease	(18,919)	(85,962)	$(298,302)	$(1,304,886)

AB TAX-MANAGED WEALTH STRATEGIES •	119

Notes to Financial Statements

	Tax-Managed Wealth Appreciation Strategy
	Shares		Amount
	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014

Class C
Shares sold	33,322	77,007	$528,847	$1,175,821

Shares issued in reinvestment of dividends and distributions	14,792	11,839	229,587	173,309

Shares redeemed	(61,972)	(199,943)	(984,001)	(2,982,567)

Net decrease	(13,858)	(111,097)	$(225,567)	$(1,633,437)

Advisor Class
Shares sold	3,483,258	7,108,266	$55,584,965	$110,364,297

Shares issued in reinvestment of dividends and distributions	1,061,233	843,970	16,703,802	12,532,959

Shares redeemed	(3,141,755)	(8,559,357)	(50,354,419)	(132,254,978)

Net increase (decrease)	1,402,736	(607,121)	$21,934,348	$(9,357,722)

	Tax-Managed Balanced Wealth Strategy
	Shares		Amount
	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014

Class A
Shares sold	64,982	631,852	$896,379	$8,617,628

Shares issued in reinvestment of dividends and distributions	224,112	116,154	3,016,559	1,562,940

Shares converted from Class B	72,898	149,591	1,006,859	2,036,452

Shares redeemed	(725,274)	(1,119,549)	(9,923,129)	(15,280,307)

Net decrease	(363,282)	(221,952)	$(5,003,332)	$(3,063,287)

Class B
Shares sold	4,826	9,103	$66,274	$124,099

Shares issued in reinvestment of dividends and distributions	8,645	5,225	116,703	70,868

Shares converted to Class A	(72,822)	(149,137)	(1,006,859)	(2,036,452)

Shares redeemed	(26,168)	(85,829)	(362,697)	(1,173,626)

Net decrease	(85,519)	(220,638)	$(1,186,579)	$(3,015,111)

120	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

	Tax-Managed Balanced Wealth Strategy
	Shares		Amount
	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014

Class C
Shares sold	23,314	161,739	$322,395	$2,226,186

Shares issued in reinvestment of dividends and distributions	64,213	26,813	867,516	364,125

Shares redeemed	(145,831)	(346,912)	(1,999,540)	(4,770,290)

Net decrease	(58,304)	(158,360)	$(809,629)	$(2,179,979)

Advisor Class
Shares sold	462,770	1,065,593	$6,383,675	$14,597,187

Shares issued in reinvestment of dividends and distributions	99,088	38,191	1,335,704	514,192

Shares redeemed	(233,284)	(419,160)	(3,227,690)	(5,756,707)

Net increase	328,574	684,624	$4,491,689	$9,354,672

	Tax-Managed Conservative Wealth Strategy
.	Shares		Amount
	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014

Class A
Shares sold	27,142	143,072	$312,935	$1,673,508

Shares issued in reinvestment of dividends and distributions	94,775	122,880	1,074,748	1,413,369

Shares converted from Class B	14,423	84,351	169,310	984,783

Shares redeemed	(294,857)	(839,285)	(3,416,234)	(9,829,364)

Net decrease	(158,517)	(488,982)	$(1,859,241)	$(5,757,704)

Class B
Shares sold	1,399	5,164	$16,582	$61,514

Shares issued in reinvestment of dividends and distributions	2,781	5,644	32,485	66,801

Shares converted to Class A	(14,051)	(82,014)	(169,310)	(984,783)

Shares redeemed	(9,889)	(45,678)	(117,790)	(550,983)

Net decrease	(19,760)	(116,884)	$(238,033)	$(1,407,451)

AB TAX-MANAGED WEALTH STRATEGIES •	121

Notes to Financial Statements

	Tax-Managed Conservative Wealth Strategy
.	Shares		Amount
	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014

Class C
Shares sold	23,825	88,946	$283,900	$1,070,059

Shares issued in reinvestment of dividends and distributions	34,366	38,418	401,396	455,117

Shares redeemed	(140,074)	(241,100)	(1,663,217)	(2,905,656)

Net decrease	(81,883)	(113,736)	$(977,921)	$(1,380,480)

Advisor Class
Shares sold	88,927	270,188	$1,025,246	$3,152,092

Shares issued in reinvestment of dividends and distributions	12,904	20,318	146,712	234,123

Shares redeemed	(67,942)	(347,509)	(796,401)	(4,080,234)

Net increase (decrease)	33,889	(57,003)	$375,557	$(694,019)

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategies’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategies’ investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Strategies’ investments or reduce its returns.

Derivatives Risk—The Strategies may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

122	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategies’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Strategies invest more of its assets in a particular state’s municipal securities, the Strategies may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Strategies’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Indemnification Risk—In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Strategies have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the six months ended February 28, 2015.

AB TAX-MANAGED WEALTH STRATEGIES •	123

Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2015 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2014 and August 31, 2013 were as follows:

Tax-Managed Wealth Appreciation Strategy	2014	2013
Distributions paid from:
Ordinary income	$15,777,828	$5,205,901

Total taxable distributions	15,777,828	5,205,901

Total distributions paid	$15,777,828	$5,205,901

Tax-Managed Balanced Wealth Strategy	2014	2013
Distributions paid from:
Ordinary income	$1,703,104	$529,744

Total taxable distributions	1,703,104	529,744
Tax exempt distributions	1,224,406	1,187,125

Total distributions paid	$2,927,510	$1,716,869

Tax-Managed Conservative Wealth Strategy	2014	2013
Distributions paid from:
Ordinary income	$428,506	$171,724
Long-term capital gains	1,610,362	– 0	–

Total taxable distributions	2,038,868	171,724
Tax exempt distributions	314,603	252,551

Total distributions paid	$2,353,471	$424,275

As of February 28, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Tax-Managed Strategy	Undistributed Ordinary Income(a)	Accumulated Capital and Other Gains (Losses)(b)	Unrealized Appreciation/ (Depreciation)(c)	Total Accumulated Earnings/ (Deficit)(d)
Wealth Appreciation	$5,003,608	$(2,219,328)	$139,767,325	$142,551,605
Balanced Wealth	655,723	5,531,669	16,969,523	23,156,915
Conservative Wealth	381,477	1,823,830	4,693,633	6,898,940

(a)	All amounts reflect taxable income: no amounts include tax exempt income.

(b)

During the fiscal year ended August 31, 2014 two of the Strategies utilized capital loss carryforwards to offset current year net realized gains, and one of the Strategies also had net capital loss carryforwards at August 31, 2014. Tax-Managed Wealth Appreciation Strategy utilized $78,111,556 of capital loss carryforwards during the fiscal year, and had a net capital loss carryforward of $2,219,328 at fiscal year end. Tax-Managed Balanced Wealth Strategy utilized $3,878,127 of capital loss carryforwards during the fiscal year, and had no capital loss carryforward at fiscal year end. Tax-Managed Conservative Wealth Strategy had no capital loss carryforward at fiscal year end.

124	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), return of capital distributions received from underlying securities, and the realization for tax purposes of gains/losses on certain derivative instruments.

(d)

For Tax-Managed Balanced Wealth Strategy, the difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of defaulted securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of August 31, 2014, Tax-Managed Wealth Appreciation Strategy had a net short-term capital loss carryforward of $2,219,328 which will expire in 2018.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategies’ financial statements through this date.

AB TAX-MANAGED WEALTH STRATEGIES •	125

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Wealth Appreciation Strategy
Class A
Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 16.51	$ 13.86	$ 11.85	$ 11.36	$ 10.18	$ 10.35

Income From Investment Operations
Net investment income(a)	.15	(b)	.32	(b)	.10	.11	.10	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.14	2.65	1.98	.53	1.20	(.12)

Net increase (decrease) in net asset value from operations	.29	2.97	2.08	.64	1.30	(.03)

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.32)	(.07)	(.15)	(.12)	(.14)
Distributions from net realized gain on investment transactions	(.14)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.39)	(.32)	(.07)	(.15)	(.12)	(.14)

Net asset value, end of period	$ 16.41	$ 16.51	$ 13.86	$ 11.85	$ 11.36	$ 10.18

Total Return
Total investment return based on net asset value(c)	1.87%	21.66%	17.65	%*	5.76	%*	12.74	%*	(.37	) %*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37,405	$39,534	$32,587	$33,959	$39,441	$51,952
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.92	%(d)^	1.04	%(d)	1.07%	1.08%	1.05	%+	1.05	%+
Expenses, before waivers/reimbursements	1.00	%(d)^	1.04	%(d)	1.07%	1.08%	1.05	%+	1.05	%+
Net investment income	1.86	%(b)^	2.05	%(b)	.80%	.93%	.82	%+	.83	%+
Portfolio turnover rate	26%	61%	46%	93%	73%	82%

See footnote summary on page 138.

126	• AB TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Wealth Appreciation Strategy
Class B
Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 16.24	$ 13.61	$ 11.66	$ 11.14	$ 9.99	$ 10.16

Income From Investment Operations
Net investment income(a)	.08	(b)	.22	(b)	.01	.02	.01	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.15	2.59	1.94	.54	1.17	(.11)

Net increase (decrease) in net asset value from operations	.23	2.81	1.95	.56	1.18	(.10)

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.18)	– 0	–	(.04)	(.03)	(.07)
Distributions from net realized gain on investment transactions	(.14)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.23)	(.18)	– 0	–	(.04)	(.03)	(.07)

Net asset value, end of period	$ 16.24	$ 16.24	$ 13.61	$ 11.66	$ 11.14	$ 9.99

Total Return
Total investment return based on net asset value(c)	1.47%	20.79%	16.72	%*	5.08	%*	11.83	%*	(1.06	) %*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,530	$1,837	$2,709	$4,043	$7,297	$9,283
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.69	%(d)^	1.76	%(d)	1.80%	1.82%	1.81	%+	1.81	%+
Expenses, before waivers/reimbursements	1.77	%(d)^	1.76	%(d)	1.80%	1.82%	1.81	%+	1.81	%+
Net investment income	1.01	%(b)^	1.43	%(b)	.08%	.19%	.07	%+	.06	%+
Portfolio turnover rate	26%	61%	46%	93%	73%	82%

See footnote summary on page 138.

AB TAX-MANAGED WEALTH STRATEGIES •	127

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Wealth Appreciation Strategy
Class C
Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 16.23	$ 13.62	$ 11.67	$ 11.16	$ 10.00	$ 10.17

Income From Investment Operations
Net investment income(a)	.09	(b)	.21	(b)	.01	.03	.01	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.15	2.60	1.94	.53	1.18	(.11)

Net increase (decrease) in net asset value from operations	.24	2.81	1.95	.56	1.19	(.10)

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.20)	– 0	–	(.05)	(.03)	(.07)
Distributions from net realized gain on investment transactions	(.14)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.28)	(.20)	– 0	–	(.05)	(.03)	(.07)

Net asset value, end of period	$ 16.19	$ 16.23	$ 13.62	$ 11.67	$ 11.16	$ 10.00

Total Return
Total investment return based on net asset value(c)	1.54%	20.83%	16.71	%*	5.09	%*	11.92	%*	(1.06	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,695	$17,964	$16,589	$18,337	$22,611	$27,754
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.67	%(d)^	1.75	%(d)	1.78%	1.79%	1.78	%+	1.78	%+
Expenses, before waivers/reimbursements	1.75	%(d)^	1.75	%(d)	1.78%	1.79%	1.78	%+	1.78	%+
Net investment income	1.09	%(b)^	1.35	%(b)	.10%	.22%	.10	%+	.09	%+
Portfolio turnover rate	26%	61%	46%	93%	73%	82%

See footnote summary on page 138.

128	• AB TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Wealth Appreciation Strategy
Advisor Class
Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 16.58	$ 13.91	$ 11.90	$ 11.42	$ 10.23	$ 10.40

Income From Investment Operations
Net investment income(a)	.17	(b)	.37	(b)	.14	.14	.14	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.15	2.66	1.98	.53	1.21	(.12)

Net increase in net asset value from operations	.32	3.03	2.12	.67	1.35	– 0	–

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.36)	(.11)	(.19)	(.16)	(.17)
Distributions from net realized gain on investment transactions	(.14)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.44)	(.36)	(.11)	(.19)	(.16)	(.17)

Net asset value, end of period	$ 16.46	$ 16.58	$ 13.91	$ 11.90	$ 11.42	$ 10.23

Total Return
Total investment return based on net asset value(c)	2.04%	22.08%	17.95	%*	6.04	%*	13.13	%*	(.11	) %*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$705,678	$687,496	$585,431	$552,610	$511,697	$448,476
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.67	%(d)^	.74	%(d)	.77%	.78%	.77	%+	.78	%+
Expenses, before waivers/reimbursements	.75	%(d)^	.74	%(d)	.77%	.78%	.77	%+	.78	%+
Net investment income	2.10	%(b)^	2.36	%(b)	1.09%	1.23%	1.13	%+	1.12	%+
Portfolio turnover rate	26%	61%	46%	93%	73%	82%

See	footnote summary on page 138.

AB TAX-MANAGED WEALTH STRATEGIES •	129

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Balanced Wealth Strategy
Class A
Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 14.13	$ 12.87	$ 12.28	$ 11.88	$ 11.29	$ 11.07

Income From Investment Operations
Net investment income(a)	.13	(b)	.28	(b)	.17	.18	.21	.20
Net realized and unrealized gain on investment and foreign currency transactions	.01	1.24	.57	.44	.63	.22

Net increase in net asset value from operations	.14	1.52	.74	.62	.84	.42

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.26)	(.15)	(.22)	(.25)	(.20)
Distributions from net realized gain on investment transactions	(.45)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.51)	(.26)	(.15)	(.22)	(.25)	(.20)

Net asset value, end of period	$ 13.76	$ 14.13	$ 12.87	$ 12.28	$ 11.88	$ 11.29

Total Return
Total investment return based on net asset value(c)*	1.04%	11.89%	6.08%	5.26%	7.39%	3.76%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$87,650	$95,133	$89,453	$97,866	$115,446	$140,601
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.09	%(d)^	1.19	%(d)	1.24%	1.19%	1.17	%+	1.11	%+
Expenses, before waivers/reimbursements	1.15	%(d)^	1.20	%(d)	1.24%	1.19%	1.17	%+	1.11	%+
Net investment income	1.95	%(b)^	2.03	%(b)	1.32%	1.53%	1.71	%+	1.72	%+
Portfolio turnover rate	15%	58%	32%	55%	41%	44%

See footnote summary on page 138.

130	• AB TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Balanced Wealth Strategy
Class B
Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 14.15	$ 12.90	$ 12.29	$ 11.88	$ 11.30	$ 11.08

Income From Investment Operations
Net investment income(a)	.08	(b)	.19	(b)	.08	.10	.12	.12
Net realized and unrealized gain on investment and foreign currency transactions	.01	1.24	.58	.43	.62	.22

Net increase in net asset value from operations	.09	1.43	.66	.53	.74	.34

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.18)	(.05)	(.12)	(.16)	(.12)
Distributions from net realized gain on investment transactions	(.45)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.45)	(.18)	(.05)	(.12)	(.16)	(.12)

Net asset value, end of period	$ 13.79	$ 14.15	$ 12.90	$ 12.29	$ 11.88	$ 11.30

Total Return
Total investment return based on net asset value(c)*	.67%	11.14%	5.39%	4.49%	6.54%	3.02%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,334	$4,631	$7,066	$11,386	$19,606	$24,819
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.86	%(d)^	1.91	%(d)	1.96%	1.91%	1.89	%+	1.83	%+
Expenses, before waivers/reimbursements	1.91	%(d)^	1.91	%(d)	1.96%	1.91%	1.89	%+	1.83	%+
Net investment income	1.13	%(b)^	1.41	%(b)	.62%	.82%	.98	%+	1.00	%+
Portfolio turnover rate	15%	58%	32%	55%	41%	44%

See footnote summary on page 138.

AB TAX-MANAGED WEALTH STRATEGIES •	131

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Balanced Wealth Strategy
Class C
Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 14.17	$ 12.92	$ 12.32	$ 11.92	$ 11.33	$ 11.11

Income From Investment Operations
Net investment income(a)	.08	(b)	.18	(b)	.08	.10	.12	.12
Net realized and unrealized gain on investment and foreign currency transactions	.01	1.25	.58	.43	.63	.22

Net increase in net asset value from operations	.09	1.43	.66	.53	.75	.34

Less: Dividends and Distributions
Dividends from net investment income	(.01)	(.18)	(.06)	(.13)	(.16)	(.12)
Distributions from net realized gain on investment transactions	(.45)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.46)	(.18)	(.06)	(.13)	(.16)	(.12)

Net asset value, end of period	$ 13.80	$ 14.17	$ 12.92	$ 12.32	$ 11.92	$ 11.33

Total Return
Total investment return based on net asset value(c)*	.69%	11.17%	5.36%	4.48%	6.62%	3.01%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,513	$31,135	$30,434	$35,615	$43,257	$51,940
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.85	%(d)^	1.90	%(d)	1.95%	1.90%	1.87	%+	1.82	%+
Expenses, before waivers/reimbursements	1.90	%(d)^	1.90	%(d)	1.95%	1.90%	1.87	%+	1.82	%+
Net investment income	1.20	%(b)^	1.33	%(b)	.62%	.83%	1.00	%+	1.02	%+
Portfolio turnover rate	15%	58%	32%	55%	41%	44%

See footnote summary on page 138.

132	• AB TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Balanced Wealth Strategy
Advisor Class
Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 14.16	$ 12.88	$ 12.29	$ 11.89	$ 11.31	$ 11.08

Income From Investment Operations
Net investment income(a)	.15	(b)	.31	(b)	.21	.22	.25	.23
Net realized and unrealized gain on investment and foreign currency transactions	.01	1.26	.57	.44	.61	.23

Net increase in net asset value from operations	.16	1.57	.78	.66	.86	.46

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.29)	(.19)	(.26)	(.28)	(.23)
Distributions from net realized gain on investment transactions	(.45)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.53)	(.29)	(.19)	(.26)	(.28)	(.23)

Net asset value, end of period	$ 13.79	$ 14.16	$ 12.88	$ 12.29	$ 11.89	$ 11.31

Total Return
Total investment return based on net asset value(c)*	1.20%	12.29%	6.37%	5.58%	7.59%	4.16%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$43,723	$40,249	$27,789	$22,824	$17,257	$12,919
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.84	%(d)^	.89	%(d)	.94%	.90%	.87	%+	.82	%+
Expenses, before waivers/reimbursements	.90	%(d)^	.90	%(d)	.94%	.90%	.87	%+	.82	%+
Net investment income	2.20	%(b)^	2.24	%(b)	1.60%	1.83%	2.02	%+	2.06	%+
Portfolio turnover rate	15%	58%	32%	55%	41%	44%

See	footnote summary on page 138.

AB TAX-MANAGED WEALTH STRATEGIES •	133

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Conservative Wealth Strategy
Class A
Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.90	$ 11.47	$ 11.19	$ 10.94	$ 10.59	$ 10.44

Income From Investment Operations
Net investment income(a)(b)	.09	.17	.10	.13	.16	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.02)	.72	.27	.27	.39	.14

Net increase in net asset value from operations	.07	.89	.37	.40	.55	.32

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.16)	(.09)	(.15)	(.20)	(.17)
Distributions from net realized gain on investment transactions	(.39)	(.30)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.44)	(.46)	(.09)	(.15)	(.20)	(.17)

Net asset value, end of period	$ 11.53	$ 11.90	$ 11.47	$ 11.19	$ 10.94	$ 10.59

Total Return
Total investment return based on net asset value(c)	.64	%*	7.89%	3.30	%*	3.72	%*	5.19%	3.07%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,633	$36,605	$40,879	$45,221	$54,035	$65,732
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.12	%^(d)	1.19	%(d)	1.20%	1.20%	1.20	%+	1.20	%+
Expenses, before waivers/reimbursements	1.66	%^(d)	1.60	%(d)	1.56%	1.47%	1.35	%+	1.27	%+
Net investment income(b)	1.54	%^	1.44%	.85%	1.18%	1.49	%+	1.63	%+
Portfolio turnover rate	13%	31%	29%	51%	37%	41%

See footnote summary on page 138.

134	• AB TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Conservative Wealth Strategy
Class B
Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 12.22	$ 11.78	$ 11.50	$ 11.23	$ 10.86	$ 10.70

Income From Investment Operations
Net investment income(a)(b)	.05	.10	.02	.06	.09	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.03)	.73	.28	.27	.40	.15

Net increase in net asset value from operations	.02	.83	.30	.33	.49	.25

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.09)	(.02)	(.06)	(.12)	(.09)
Distributions from net realized gain on investment transactions	(.39)	(.30)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.39)	(.39)	(.02)	(.06)	(.12)	(.09)

Net asset value, end of period	$ 11.85	$ 12.22	$ 11.78	$ 11.50	$ 11.23	$ 10.86

Total Return
Total investment return based on net asset value(c)	.24	%*	7.17%	2.57	%*	2.93	%*	4.46%	2.35%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,025	$1,298	$2,629	$4,562	$7,758	$11,813
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.82	%^(d)	1.89	%(d)	1.90%	1.90%	1.90	%+	1.90	%+
Expenses, before waivers/reimbursements	2.38	%^(d)	2.31	%(d)	2.26%	2.20%	2.07	%+	1.99	%+
Net investment income(b)	.80	%^	.84%	.16%	.50%	.78	%+	.92	%+
Portfolio turnover rate	13%	31%	29%	51%	37%	41%

See footnote summary on page 138.

AB TAX-MANAGED WEALTH STRATEGIES •	135

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Conservative Wealth Strategy
Class C
Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 12.22	$ 11.78	$ 11.51	$ 11.24	$ 10.88	$ 10.71

Income From Investment Operations
Net investment income(a)(b)	.05	.09	.02	.05	.09	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.02)	.74	.27	.29	.39	.16

Net increase in net asset value from operations	.03	.83	.29	.34	.48	.26

Less: Dividends and Distributions
Dividends from net investment income	(.01)	(.09)	(.02)	(.07)	(.12)	(.09)
Distributions from net realized gain on investment transactions	(.39)	(.30)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.40)	(.39)	(.02)	(.07)	(.12)	(.09)

Net asset value, end of period	$ 11.85	$ 12.22	$ 11.78	$ 11.51	$ 11.24	$ 10.88

Total Return
Total investment return based on net asset value(c)	.26	%*	7.20%	2.53	%*	3.02	%*	4.37%	2.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,267	$14,682	$15,498	$18,499	$22,580	$27,088
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.82	%^(d)	1.89	%(d)	1.90%	1.90%	1.90	%+	1.90	%+
Expenses, before waivers/reimbursements	2.37	%^(d)	2.30	%(d)	2.26%	2.17%	2.05	%+	1.97	%+
Net investment income(b)	.84	%^	.73%	.16%	.48%	.79	%+	.93	%+
Portfolio turnover rate	13%	31%	29%	51%	37%	41%

See footnote summary on page 138.

136	• AB TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Conservative Wealth Strategy
Advisor Class
Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.94	$ 11.50	$ 11.21	$ 10.96	$ 10.61	$ 10.46

Income From Investment Operations
Net investment income(a)(b)	.11	.20	.13	.16	.20	.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.02)	.72	.27	.28	.38	.14

Net increase in net asset value from operations	.09	.92	.40	.44	.58	.35

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.18)	(.11)	(.19)	(.23)	(.20)
Distributions from net realized gain on investment transactions	(.39)	(.30)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.46)	(.48)	(.11)	(.19)	(.23)	(.20)

Net asset value, end of period	$ 11.57	$ 11.94	$ 11.50	$ 11.21	$ 10.96	$ 10.61

Total Return
Total investment return based on net asset value(c)	.78	%*	8.20%	3.62	%*	4.04	%*	5.51%	3.37%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,502	$5,274	$5,734	$4,909	$4,913	$4,859
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.82	%^(d)	.89	%(d)	.90%	.90%	.90	%+	.90	%+
Expenses, before waivers/reimbursements	1.36	%^(d)	1.29	%(d)	1.26%	1.17%	1.05	%+	.97	%+
Net investment income(b)	1.82	%^	1.74%	1.15%	1.47%	1.79	%+	1.93	%+
Portfolio turnover rate	13%	31%	29%	51%	37%	41%

See footnote summary on page 138.

AB TAX-MANAGED WEALTH STRATEGIES •	137

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Expense ratios do not include expenses of PPVM, PPMRR and MMAS in which the Strategy invests. For the periods shown below, the estimated annualized blended expense ratios of PPVM, PPMRR and MMAS were as follows:

	Six Months Ended February 28, 2015 (unaudited)		Year Ended August 31, 2014
Tax-Managed Wealth Appreciation Strategy	.21	%^	.01%
Tax-Managed Balanced Wealth Strategy	.15	%^	.01%
Tax-Managed Conservative Wealth Strategy	.04	%^	.01%

*	Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the performance for the Tax-Managed Wealth Appreciation Strategy for years ended August 31, 2013, August 31, 2012, August 31, 2011 and August 31, 2010 by 0.01%, 0.01%, 0.01% and 0.01%, respectively, Tax-Managed Balanced Wealth Strategy for the six months ended February 28, 2015 and years ended August 31, 2014, August 31, 2013, August 31, 2012, August 31, 2011 and August 31, 2010 by 0.01%, 0.01%, 0.01%, 0.02%, 0.01% and 0.04%, respectively, and Tax-Managed Conservative Wealth Strategy for the six months ended February 28, 2015 and years ended August 31, 2013 and August 31, 2012 by 0.01%, 0.01% and 0.01%, respectively.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

138	• AB TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Daniel J. Loewy(2), Vice President Christopher H. Nikolich(2), Vice President Patrick J. Rudden(2) , Vice President

Vadim Zlotnikov(2), Vice President

Emilie D. Wrapp, Clerk

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller and Chief Accounting Officer

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, each Strategy’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Loewy, Nikolich, Rudden and Zlotnikov are the investment professionals primarily responsible for the day-to-day management of each Strategy’s portfolio.

AB TAX-MANAGED WEALTH STRATEGIES •	139

Trustees

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Portfolios (the “Trust”) in respect of AllianceBernstein Tax-Managed Balanced Wealth Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy and AllianceBernstein Tax-Managed Conservative Wealth Strategy (each a “Strategy” and collectively the “Strategies”),2 prepared by Philip L. Kirstein, the Senior Officer of the Trust for the Board of Trustees, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The investment objective of the Strategies is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategies seek to maximize after-tax returns by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on shareholders as well as investing their debt portion in tax-exempt securities. The Adviser utilizes separate portfolio accounts (or “portfolio sleeves”) to manage the equity and fixed income (tax-exempt) securities of the Strategies, while investing in Volatility Management Portfolio of The Pooling Portfolios to manage the Strategies’ volatility create by the equity and fixed income (tax-exempt) securities of the Strategies.3 Each portfolio sleeve is managed according to the investment style/asset class of the portfolio securities held within the sleeve. Effective on or about August 4, 2014, the Strategies will also invest a portion of their investments in Multi-Asset Real Return Portfolio of The Pooling Portfolios. Each portfolio sleeve is managed according to the investment style/asset class of the portfolio securities held within the sleeve.

1	It should be noted that the information in the fee evaluation was completed on July 24, 2014 and discussed with the Board of Trustees on August 5-7, 2014.

2	Future references to the Strategies do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies.

3	To cite an example, Tax-Managed Balanced Wealth Strategy is managed using separate sleeves for Intermediate Municipal, U.S. Growth, U.S. Value, Non-U.S. Growth and Non-U.S. Value, Volatility Management and Blend Currency.

140	• AB TAX-MANAGED WEALTH STRATEGIES

At the May 2014 meetings, the Board of Trustees approved the Adviser’s proposal to modify the Strategies to allow for the inclusion of the AllianceBernstein Multi-Manager Alternative Strategies Fund (“MMAS”) as one of the underlying portfolios for each Strategy. The Adviser made the recommendation to better integrate alternative investments in the Strategies to provide diversification benefits.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that each Strategy pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5

4	Jones v. Harris at 1427.

5	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

AB TAX-MANAGED WEALTH STRATEGIES •	141

In connection with the Strategies’ investments in MMAS, the Adviser will waive its advisory fee from each Strategy in an amount equal to the portion of the MMAS management fee that the Adviser retains – i.e., does not pay to MMAS’ sub-advisers, except for Tax-Managed Conservative Wealth Strategy. Specifically, MMAS’ management fee is 1.90%, and out of this fee, the Adviser will generally pay the sub-advisers a fee of 1.00%. Accordingly, the MMAS management fee rate for each Strategy would be reduced by approximately 0.90%. The Adviser will also waive other MMAS fees and operating expenses until December 31, 2015.6 The shareholders of the Strategies will indirectly bear their proportionate share of the portion of the management fee that is paid to the sub-advisers as well as other MMAS expenses. Such increase in expenses will range up to 0.12%, depending on the size of each Strategy’s allocation to MMAS and assuming that the expense caps proposed for MMAS are in place, which expense caps will be in effect for at least one year from the launch of MMAS. To the extent that a sub-advisory fee is greater or less than the 1.00% rate agreed to by all of the proposed initial MMAS sub-advisers, the amount of the advisory fee retained by the Adviser and, therefore, the amount of the Adviser’s fee waiver would change. In addition to the foregoing, the Adviser intends to waive additional fees payable by the Strategies for a period of at least one year in order to eliminate the expense ratio impact of MMAS’ non-advisory other fees and expenses.

With respect to Tax-Managed Conservative Wealth Strategy, the Strategy’s expense limitation undertaking currently in place would essentially preserve the status quo until December 31, 2014, the date of the Strategy’s prospectus update. Specifically, the Strategy’s Class A expenses will be limited to 1.20%, Class B and Class C expenses will be limited to 1.90%, and Advisor Class expenses will be limited to 0.90%. Under the Strategy’s expense limitation undertaking, the Strategy’s share of the advisory fee paid by MMAS would be subject to the Strategy’s expense cap, but not of the non-advisory expenses of MMAS and the Multi-Asset Real Return Portfolio of The Pooling Portfolios, resulting in a minimal increase in the expenses borne by the Fund if approximately 0.01%.

Category	Advisory Fees Based on a percentage of Average Daily Net Assets	Net Assets 6/30/14 ($MIL)	Strategy
Balanced	0.55% on 1st $2.5 billion	$170.9	Tax-Managed Balanced
	0.45% on next $2.5 billion		Wealth Strategy
	0.40% on the balance

Blend	0.65% on 1st $2.5 billion	$740.7	Tax-Managed Wealth
	0.55% on next $2.5 billion		Appreciation Strategy
	0.50% on the balance

Balanced	0.55% on 1st $2.5 billion	$61.1	Tax-Managed
	0.45% on next $2.5 billion		Conservative Wealth
	0.40% on the balance		Strategy

6	The impact of the other MMAS fees and operating expenses waiver for each Wealth Strategy will range up to 1 basis point, depending on the size of the Wealth Strategy.

142	• AB TAX-MANAGED WEALTH STRATEGIES

With respect to Tax-Managed Wealth Appreciation Strategy, the Strategy’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Strategy. To date, the Trustees have not authorized reimbursement payments under these provisions.

The Adviser has agreed to reimburse Tax-Managed Conservative Wealth Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s fiscal year. The terms of the expense limitation undertaking permit modification or termination by the Adviser upon at least 60 days’ notice prior to the Strategy’s prospectus update. Set forth below are Tax-Managed Conservative Wealth Strategy’s gross expense ratios for the most recent semi-annual period:7

Fund	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[8] (2/28/14)	Fiscal Year End
Tax-Managed	Class A	1.20%	1.59%	August 31
Conservative Wealth	Class B	1.90%	2.30%
Strategy	Class C	1.90%	2.29%
	Advisor	0.90%	1.29%

Set forth below are Tax-Managed Balanced Wealth and Tax-Managed Wealth Appreciation Strategy’s total expense ratios for the most recent semi-annual period:7

Strategy	Total Expense Ratio(2/28/14)[8]		Fiscal Year End
Tax-Managed Balanced	Class A	1.22%	August 31
Wealth Strategy	Class B	1.93%
	Class C	1.93%
	Advisor	0.92%

Tax-Managed Wealth	Class A	1.05%	August 31
Appreciation Strategy	Class B	1.77%
	Class C	1.76%
	Advisor	0.75%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to

7	Semi-annual total expense ratios are unaudited.

8	Annualized

AB TAX-MANAGED WEALTH STRATEGIES •	143

such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Strategies’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategies.9 However, the Adviser represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment style as any of the Strategies.

The Adviser represented that it does not sub-advise any registered investment companies with a substantially similar investment style as any of the Strategies.

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

144	• AB TAX-MANAGED WEALTH STRATEGIES

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategies with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of each Strategy’s contractual management fee, estimated at the approximate current asset level of the Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”)11 and the Strategy’s contractual management fee ranking.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)	Lipper EG Median (%)	Lipper EG Rank
Tax-Managed Balanced Wealth Strategy	0.550	0.650	1/11
Tax-Managed Wealth Appreciation Strategy	0.650	0.700	3/9
Tax-Managed Conservative Wealth Strategy	0.550	0.650	3/11

Lipper also compared the Strategy’s most recently completed fiscal year total expense ratio to the medians of the Strategy’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Strategy.13 Set forth below is a comparison of the Strategies’ total expense ratios and the medians of the Strategies’ EGs and EUs. The Strategies’

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using each Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Strategy had the lowest effective fee rate in the Lipper peer group.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

AB TAX-MANAGED WEALTH STRATEGIES •	145

total expense ratio rankings are also shown. Pro-forma total expense ratio information is shown to incorporate the impact of the inclusion of MMAS to the Strategies’ total expense ratios:

Strategy	Total Expense Ratio (%)[14]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Tax-Managed Balanced Wealth Strategy	1.242	1.156	8/11	1.158	24/36
pro-forma	1.240	1.156	8/11	1.158	24/36

Tax-Managed Wealth Appreciation Strategy	1.073	1.331	3/9	1.447	3/32
pro-forma	1.093	1.331	3/9	1.447	3/32

Tax-Managed Conservative Wealth Strategy	1.199	1.080	9/11	1.066	23/28
pro-forma	1.200	1.080	9/11	1.066	23/28

Based on this analysis, considering pro-forma information where available, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy have a more favorable ranking on a contractual management fee basis than on a total expense ratio basis, while Tax-Managed Wealth Appreciation Strategy has equally favorable rankings on a contractual management fee basis and on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategies. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategies’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. Except for Tax-Managed Conservative Wealth Strategy, the Adviser’s profitability from providing investment advisory services to the Strategies increased during calendar year 2013, relative to 2012.

14	Most recently completed fiscal year Class A share total expense ratio.

146	• AB TAX-MANAGED WEALTH STRATEGIES

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Strategies and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Trust’s principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Trust. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

ABI retained the following front-end load sales charges from sales of the Strategies’ Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
Tax-Managed Balanced Wealth Strategy	$2,687
Tax-Managed Wealth Appreciation Strategy	$1,773
Tax-Managed Conservative Wealth Strategy	$3,323

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Strategies during the Strategies’ most recently completed fiscal year:

Strategy	12b-1 Fees Received	CDSC Received
Tax-Managed Balanced Wealth Strategy	$706,422	$2,381
Tax-Managed Wealth Appreciation Strategy	$309,058	$979
Tax-Managed Conservative Wealth Strategy	$334,272	$2,190

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategies, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account

AB TAX-MANAGED WEALTH STRATEGIES •	147

for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Strategies in the most recently completed fiscal year:

Strategy	ABIS Fee
Tax-Managed Balanced Wealth Strategy	$80,099
Tax-Managed Wealth Appreciation Strategy	$115,195
Tax-Managed Conservative Wealth Strategy	$31,603

The Strategies effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Strategies’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Strategies is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Strategies and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

148	• AB TAX-MANAGED WEALTH STRATEGIES

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli15 study on advisory fees and various fund characteristics.16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $480 billion as of June 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings18 of the Strategies relative to their Lipper Performance Groups (“PGs”) and Lipper Performance Universes (“PUs”)19 for the periods ended May 31, 2014.20

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

18	The performance returns and rankings of the Strategies are for the Strategies’ Class A shares. The performance returns of the Strategies were provided by Lipper.

19	A Strategy’s PG/PU may not necessarily be identical to its respective EG/EU. Strategies with negative management fees are excluded from EGs/EUs but not necessarily from PGs/PUs. In addition, PGs/PUs only include funds of the same Lipper investment classification/objective as the Strategies, in contrast to certain of the Strategies’ EGs/EUs, which may include strategies of similar but not the same investment classification/objective.

20	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of each Strategy even if a Strategy had a different investment classification/objective at a different point in time.

AB TAX-MANAGED WEALTH STRATEGIES •	149

Strategy	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed Balanced Wealth Strategy[21]
1 year	8.99	12.32	11.29	10/11	80/97
3 year	5.60	8.98	7.79	11/11	77/87
5 year	8.00	13.11	11.54	11/11	75/76
10 year	4.63	6.68	6.30	10/10	53/58

Tax-Managed Wealth Appreciation Strategy[21]
1 year	19.42	18.87	17.57	3/9	14/46
3 year	9.23	9.23	9.62	5/9	21/38
5 year	13.22	13.38	13.83	5/7	16/25
10 year	5.31	6.55	7.24	2/2	11/12

Tax-Managed Conservative Wealth Strategy[21]
1 year	5.39	8.66	7.81	10/11	63/76
3 year	3.66	6.59	5.95	8/9	59/67
5 year	5.35	10.19	9.30	9/9	62/62
10 year	3.47	6.08	5.61	7/7	32/33

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Strategies (in bold)22 versus their benchmarks for the periods ending May 31, 2014.23

	Periods Ending May 31, 2014 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed Balanced Wealth Strategy	8.99	5.60	8.00	4.63	6.09
50% S&P 500 / 50% Barclays Capital 5 Yr. GO Municipal Bond Index	11.08	9.06	11.14	6.26	7.45
Barclays Capital 5Yr GO Municipal Bond Index	2.19	2.88	3.81	4.18	4.95
S&P 500 Index	20.45	15.15	18.40	7.77	9.32
Inception Date: May 4, 1992

Tax-Managed Wealth Appreciation Strategy	19.42	9.23	13.22	5.31	5.83
60% S&P 500 Index / 40% MSCI	18.11	10.92	15.26	7.88	8.87
ACWI Ex USA Net Index S&P 500 Index	20.45	15.15	18.40	7.77	8.24
MSCI ACWI Ex USA Net Index	14.54	4.63	10.49	7.79	9.12
Inception Date: September 2, 2003

21	Lipper does not have a separate classification for tax-managed funds. Accordingly, unlike the Strategy, many of the Strategy’s Lipper peers are not tax-managed.

22	The performance returns shown in the table are for the Class A shares of the Strategies.

23	The Adviser provided Strategy and benchmark performance return information.

150	• AB TAX-MANAGED WEALTH STRATEGIES

	Periods Ending May 31, 2014 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed Conservative Wealth Strategy	5.39	3.66	5.35	3.47	4.98
70% Barclays Capital 5 Year GO Muni / 30% S&P 500 Index	7.46	6.60	8.21	5.49	6.51
Barclays Capital 5 Year GO Muni Bond Index	2.19	2.88	3.81	4.18	4.95
S&P 500 Index	20.45	15.15	18.40	7.77	9.32
Inception Date: May 4, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for each Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 29, 2014

AB TAX-MANAGED WEALTH STRATEGIES •	151

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Retirement Strategies

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

152	• AB TAX-MANAGED WEALTH STRATEGIES

AB Family of Funds

AB TAX-MANAGED WEALTH STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

TMW-0152-0215

FEB    02.28.15

SEMI-ANNUAL REPORT

AB WEALTH STRATEGIES

+	WEALTH APPRECIATION STRATEGY
+	BALANCED WEALTH STRATEGY
+	CONSERVATIVE WEALTH STRATEGY

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

April 21, 2015

Semi-Annual Report

This report provides management’s discussion of fund performance for the portfolios of AB Wealth Strategies (the “Strategies”, and individually a “Strategy”) for the semi-annual reporting period ended February 28, 2015. Effective January 20, 2015, the Strategies’ name changed from AllianceBernstein Wealth Strategies to AB Wealth Strategies.

The Strategies allocate, in accordance with their respective investment strategies, varying percentages of their assets to investments in Underlying Portfolios of the AB Mutual Funds. Effective August 4, 2014, the AB Multi-Manager Alternative Strategies Fund, was added to the investment allocations of the Strategies. The addition of the Multi-Manager Alternative Strategies Fund is intended to provide additional diversification by seeking returns that are less sensitive to the general direction of the equity markets. The Multi-Manager Alternative Strategies Fund is designed to provide exposure to non-traditional and alternative investment strategies through investments allocated to various sub-advisers selected by AllianceBernstein L.P. (the “Adviser”). These investments will be primarily in four different alternative investment strategies—long-short equity, special situations, credit and global macro.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of their currency risk, the

Underlying Portfolios may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Underlying Portfolios may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps.

AB Wealth Appreciation Strategy

Investment Objective and Policies

The AB Wealth Appreciation Strategy’s investment objective is long-term growth of capital. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek equity returns without regard to taxes but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. Through these investments, the Adviser efficiently diversifies the Strategy between growth and value equity investment styles, between U.S. and non-U.S. markets and among diversification investments. The Strategy targets a weighting of approximately 67% of Underlying Portfolios that invest primarily in equity securities of companies, or traditional equity investments, and approximately 33% of Underlying Portfolios that invest primarily in diversification investments. Normally, the Strategy’s targeted blend for its traditional equity investments is an equal weighting of growth and value style Underlying Portfolios (50% each).

The Adviser will allow the relative weightings of the Strategy’s investments in

AB WEALTH STRATEGIES •	1

growth and value and U.S. and non-U.S. Underlying Portfolios to vary in response to market conditions, but ordinarily only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment component are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted percentages may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

For the traditional equity component, in addition to blending growth and value styles, the Strategy blends each style component across Underlying Portfolios that invest in U.S. and non-U.S. companies and various capitalization ranges. Within each of the value and growth components, the Strategy’s targeted blend is approximately 60% in Underlying Portfolios that invest in U.S. companies and the remaining 40% in Underlying Portfolios that invest in non-U.S. companies.

The Strategy also invests in Underlying Portfolios that are intended to provide additional diversification by seeking returns that are less sensitive to the general direction of the equity markets. This category of Underlying Portfolios includes the Multi-Manager Alternative Strategies Fund, which is designed to provide exposure to non-traditional and alternative investment strategies, through investments allocated to various sub-advisers selected and overseen by the Adviser. These investments will be primarily in four different alternative investment strategies—long-short equity, special situations, credit and global macro; the allocations among these alternative investment strategies is expected to vary, and there may be no allocation to specific strategies at times. The Strategy invests approximately 12% of its assets in this Underlying Portfolio. Also in this category is the Multi-Asset Real Return Portfolio, which invests primarily in instruments that the Adviser expects to outperform broad equity markets during periods of rising inflation. This Underlying Portfolio invests primarily in inflation-indexed securities, commodity-related equity securities, commodities (principally through derivative instruments) and real estate securities. The Strategy invests approximately 7% of its assets in this Underlying Portfolio.

As part of its diversification investments, the Strategy also invests approximately 14% of its assets in the Volatility Management Portfolio, which is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce this Underlying Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

For the Underlying Portfolios’ traditional equity investments, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser is able to draw on the resources and expertise of

2	• AB WEALTH STRATEGIES

multiple growth and value equity investment teams, specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.), which are supported by equity research analysts specializing in growth research, and equity research analysts specializing in value research.

AB Balanced Wealth Strategy

Investment Objective and Policies

The AB Balanced Wealth Strategy’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek a moderate tilt toward equity returns without regard to taxes but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between debt and equity investment styles and in diversification investments to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of approximately 39% of Underlying Portfolios that invest primarily in equity securities of companies, or traditional equity investments, approximately 25% of Underlying Portfolios that invest primarily in traditional debt securities and approximately 37% of Underlying Portfolios that invest primarily in diversification investments with a goal of providing moderate upside potential without excessive volatility.

The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in U.S. and non-U.S. company Underlying Portfolios to vary in response to market conditions, but ordinarily, only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted percentages may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

Within the Strategy’s traditional equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest primarily in growth and value style stocks (50% each), with approximately 60% of each equity style invested in Underlying Portfolios that invest in U.S. companies and the remaining 40% in Underlying Portfolios that invest in non-U.S. companies.

The Strategy also invests in Underlying Portfolios that are intended to provide additional diversification by seeking returns that are less sensitive to the general direction of the equity markets. This category of Underlying Portfolios includes the Multi-Manager Alternative

AB WEALTH STRATEGIES •	3

Strategies Fund, which is designed to provide exposure to non-traditional and alternative investment strategies, through investments allocated to various sub-advisers selected and overseen by the Adviser. These investments will be primarily in four different alternative investment strategies—long-short equity, special situations, credit and global macro; the allocations among these alternative investment strategies is expected to vary, and there may be no allocation to specific strategies at times. The Strategy invests approximately 8% of its assets in this Underlying Portfolio. Also in this category is the Multi-Asset Real Return Portfolio, which invests primarily in instruments that the Adviser expects to outperform broad equity markets during periods of rising inflation. This Underlying Portfolio invests primarily in inflation-indexed securities, commodity-related equity securities, commodities (principally through derivative instruments) and real estate securities. The Strategy invests approximately 5% of its assets in this Underlying Portfolio.

As part of its diversification investments, the Strategy also invests approximately 17% of its assets in the Volatility Management Portfolio, which is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce this Underlying Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

For the Underlying Portfolios’ traditional equity investments, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each equity investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.), which are supported by equity research analysts specializing in growth research, and equity research analysts specializing in value research.

The Underlying Portfolios’ fixed-income securities will primarily be investment-grade debt securities, but will also include lower-rated securities (“junk bonds”) and preferred stock. The Strategy will not invest more than 25% of its total assets in Underlying Portfolios investing in securities rated, at the time of purchase, below investment grade.

AB Conservative Wealth Strategy

Investment Objective and Policies

The AB Conservative Wealth Strategy’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek some opportunities for equity returns without regard to taxes if the related risks are broadly diversified and overall portfolio

4	• AB WEALTH STRATEGIES

volatility reflects a preponderance of debt securities. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between debt and equity investment styles and in diversification investments to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of approximately 20% in Underlying Portfolios that invest primarily in equity securities of companies, or traditional equity investments, approximately 52% in Underlying Portfolios that invest primarily in traditional debt securities and approximately 29% in Underlying Portfolios that invest primarily in diversification investments with a goal of providing reduced volatility and modest upside potential.

The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in U.S. and non-U.S. company Underlying Portfolios to vary in response to market conditions, but ordinarily only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blends. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted percentages may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

Within the Strategy’s traditional equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest in growth and value style stocks (approximately 50% each), with approximately 60% of each equity style invested in Underlying Portfolios that invest in U.S. companies and the remaining 40% in Underlying Portfolios that invest in non-U.S. companies.

The Strategy also invests in Underlying Portfolios that are intended to provide additional diversification by seeking returns that are less sensitive to the general direction of the equity markets. This category of Underlying Portfolios includes the Multi-Manager Alternative Strategies Fund, which is designed to provide exposure to non-traditional and alternative investment strategies, through investments allocated to various sub-advisers selected and overseen by the Adviser. These investments will be primarily in four different alternative investment strategies—long-short equity, special situations, credit and global macro; the allocations among these alternative investment strategies is expected to vary, and there may be no allocation to specific strategies at times. The Strategy invests approximately 6% of its assets in this Underlying Portfolio. Also in this category is the Multi-Asset Real Return Portfolio, which invests primarily in instruments that the Adviser expects to outperform broad equity markets during periods of rising inflation. This Underlying Portfolio invests primarily in inflation-indexed securities, commodity-related equity securities, commodities (principally through derivative instruments) and real estate securities. The Strategy invests approximately 2% of its assets in this Underlying Portfolio.

As part of its diversification investments, the Strategy also invests approximately 12% of its assets in the Volatility Management Portfolio, which is designed to reduce the overall effect of equity market volatility on

AB WEALTH STRATEGIES •	5

the Strategy’s portfolio and the effects of adverse market conditions on its performance. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce this Underlying Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

For the Underlying Portfolios’ traditional equity investments, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each equity investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.), which are supported by equity research analysts specializing in growth research, and equity research analysts specializing in value research.

All fixed-income securities of the Short Duration Bond Underlying Portfolio and Global Core Bond Underlying Portfolio in which the Strategy invests will be of investment grade at the time of purchase. In the event that the rating of any security held by these Underlying Portfolios falls below investment grade, the Strategy will not be obligated to dispose of its investment in such Underlying Portfolio and may continue to hold such investment if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

Investment Results

The tables on pages 13-15 show performance for each Strategy compared to its respective benchmarks for the six- and 12-month periods ended February 28, 2015. Each Strategy’s blended benchmark is as follows: AB Wealth Appreciation Strategy, 60% Standard & Poor’s (“S&P”) 500 Index/40% Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex-U.S.; AB Balanced Wealth Strategy: 65% S&P 500 Index/35% Barclays U.S. Aggregate Bond Index; and AB Conservative Wealth Strategy, 65% Barclays U.S. Aggregate Bond Index/35% S&P 500 Index. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 16. Additional performance for the Underlying Portfolios may be found on pages 26-29.

All share classes of the Wealth Appreciation Strategy underperformed the primary and blended benchmark for both periods. The largest detractor from performance during the six-month period versus both benchmarks was the Multi-Asset Real Return Underlying Portfolio, which was hurt by investments in commodities amid the sell-off in crude oil prices. As international equities declined during the six-month period, the International Value and International Growth Underlying Portfolios also detracted from performance against both benchmarks. Contributors to performance versus the primary and blended benchmarks included the U.S. Large Cap Growth, and Small-Mid Cap Growth Underlying Portfolios, as U.S. growth stocks outperformed U.S. value stocks during the six-month period. For the 12-month period, the performance of the Multi-Asset Real Return Underlying

6	• AB WEALTH STRATEGIES

Portfolio was again the main detractor from performance. Versus the primary benchmark, the U.S. Large Cap Growth Underlying Portfolio contributed. Versus the blended benchmark, the U.S. Large Cap Growth and U.S. Value Underlying Portfolios contributed. For both periods, the Multi-Manager Alternative Strategies Fund detracted from performance versus the primary benchmark and the blended benchmark.

All share classes of the Balanced Wealth Strategy underperformed the primary and blended benchmarks for both periods. Versus the Strategy’s primary and blended benchmarks, the performance of the Multi-Asset Real Return Underlying Portfolio was the largest detractor for both periods. International stocks underperformed U.S. equities and the International Growth and International Value Underling Portfolios detracted. Fixed-income markets underperformed equities, and the Strategy’s fixed income allocation in the Bond Inflation Protection and High-Yield Underlying Portfolios also detracted. Contributing to performance versus both benchmarks for the six-month period was the Strategy’s allocation to U.S. Large Cap Growth and Small-Mid Cap Growth Underlying Portfolios. For the 12-month period versus both benchmarks the U.S. Large Cap Growth and U.S. Value Underlying Portfolios contributed to performance. For both periods, the Multi-Manager Alternative Strategies Fund detracted from performance versus the primary and the blended benchmarks.

All share classes of the Conservative Wealth Strategy underperformed the primary and blended benchmark for both periods.

Versus the Strategy’s primary and blended benchmarks, the performance of the Multi-Asset Real Return Underlying Portfolio was the largest detractor from performance, for both periods. For the six-month period, the allocation to international equities in the International Growth and International Value Underlying Portfolios detracted from performance; the Bond Inflation Protection Underlying Portfolios also detracted. Contributing to performance were the U.S. Large Cap Growth Portfolio and Small-Mid Cap Growth Underlying Portfolios. For the 12-month period, the International Value, International Growth and Short Duration Bond Underlying Portfolios detracted from performance versus both benchmarks. Contributing was the allocation to the U.S. Large Cap Growth, U.S. Value and Small-Mid Cap Value Underlying Portfolios. For both periods, the Multi-Manager Alternative Strategies Fund detracted versus the primary and blended benchmarks.

The U.S. Value, U.S. Large Cap Growth, Small-Mid Cap Value and Small-Mid Cap Growth Underlying Portfolios did not use derivatives during the six- and 12-month periods.

The International Value Underlying Portfolio utilized futures for investment purposes, which detracted from performance for the six-month period, and added for the 12-month period. Both the International Value and International Growth Underlying Portfolios utilized currency forwards for hedging and investment purposes. This added to returns for both periods to the International Value Underlying Portfolio and added to returns for the International Growth Underlying

AB WEALTH STRATEGIES •	7

Portfolio for the six-month period, and detracted for the 12-month period.

The Short Duration Bond, Global Core Bond and Bond Inflation Protection Underlying Portfolios utilized derivatives to manage duration and yield curve positioning. The Short Duration Bond and Bond Inflation Protection Underlying Portfolios used interest rate swaps and Treasury futures, while Global Core Bond Underlying Portfolio used Treasury futures. Currency forwards were used in the Short Duration Bond Portfolio to hedge out non-dollar currency exposure; cross currency swaps for hedging purposes had an immaterial impact during both periods. The Global Core Bond Portfolio used currency forwards for hedging and investment purposes, and this added to returns. Currency forwards were utilized in the Bond Inflation Protection Underlying Portfolio to establish currency positioning.

During both periods, the High-Yield Portfolio utilized derivatives including currency forwards, written options and swaptions, and credit default swaps for hedging and investment purposes, and total return swaps for investment purposes, which added to returns. Treasury futures for hedging and investment purposes detracted from returns during both periods, and purchased options for hedging and investment purposes added to returns during the six-month period and detracted during the 12-month period. Interest rate swaps were utilized to manage overall interest rate risk during both periods.

The Multi-Asset Real Return Underlying Portfolio utilized derivatives in the form of futures, total return swaps, interest rate swaps and inflation swaps for hedging and investment purposes, and purchased options for hedging purposes, which detracted from returns during both periods; currency forwards were utilized for hedging and investment purposes, which added to returns for both periods.

The Volatility Management Underlying Portfolio utilized derivatives including currency forwards, futures and total return swaps for hedging and investment purposes, which added to returns during both periods.

The Multi-Manager Alternative Strategies Fund utilized derivatives including forwards, purchased and written options, credit default swaps and total return swaps for hedging and investment purposes, which detracted from performance.

Market Review and Investment Strategy

Global equities rose during the six-month period ended February 28, 2015, driven by gains in U.S. equities. The divergence of economic policies across different regions remained a key theme as the U.S. economy continued to improve, signaling to investors that an increase in U.S. interest rates wasn’t far off, while other regions ramped up stimulus measures in order to revive struggling economies. A continued decline in oil prices and the strength of the U.S. dollar versus other currencies, particularly the euro, also had a negative impact on the market. In the U.S., growth stocks handily outpaced value during the period. The energy sector was by far the biggest laggard, and the only sector in negative territory, owing to the decline in oil prices.

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Consumer discretionary stocks performed the best, due largely to expectations that declining oil prices will fuel consumer spending.

The fixed-income market began the period on a rough note as markets fell broadly and spreads across the capital markets widened. Between October and December, a sharp decline in oil prices put pressure on credit and emerging markets. Corporate bond spreads widened in the U.S. but narrowed slightly in Europe. Most credit sectors underperformed developed market government debt.

Real assets, such as commodity stocks, commodity future and real estate stocks, declined sharply during the six-month period, hurt by the selloff in crude markets. Disappointing growth in the European Union and emerging markets further exacerbated losses, as did news from the Organization of Petroleum Exporting Countries, or OPEC, stating they would no longer be willing to balance the market and prices would be the balancing mechanism going forward. During the second half of 2014, inflation expectations dropped sharply in sympathy with easing price pressures from lower commodity prices.

AB WEALTH STRATEGIES •	9

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged S&P 500® Index, MSCI ACWI ex-U.S. and the Barclays U.S. Aggregate Bond Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The MSCI ACWI ex-U.S. (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States.

The Russell 1000® Value Index was used to represent the allocation to U.S. Value, the Russell 1000® Growth to represent U.S. Large Cap Growth, the Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex-U.S. to represent International Value and International Growth, the Bank of America Merrill Lynch® (“BofA ML”) 1-3 Year Treasury Index to represent Short Duration Bond, Barclays Global Aggregate Bond Index to represent Global Core Bond, the Barclays 1-10 Year Inflation Protected Securities (“TIPS”) Index to represent Bond Inflation Protection, the Barclays U.S. High Yield 2% Issuer Capped Index to represent High-Yield, the Russell 2500™ Value Index to represent Small-Mid Cap Value, the Russell 2500™ Growth to represent Small-Mid Cap Growth, the MSCI AC World Commodity Producers Index to represent Multi-Asset Real Return; the MSCI ACWI to represent Volatility Management and the BofA ML 3-Month U.S. T-Bill Index to represent Multi-Manager Alternative Strategies Fund.

The Russell 1000 Value Index represents the performance of 1,000 large-cap value companies within the U.S. The Russell 1000 Growth Index represents the performance of 1,000 large-cap growth companies within the U.S. The MSCI ACWI ex-U.S. (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. The Bank of America Merrill Lynch (“BofA ML”) 1-3 Year U.S. Treasury Index represents the performance of U.S. dollar-denominated sovereign debt publicly issued by the U.S. government in its domestic market with a remaining term to final maturity of 1-3 years. The Barclays Global Aggregate Bond Index represents the performance of global investment-grade developed fixed income markets. The Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the U.S. Treasury. The Barclays High Yield 2% Issuer Capped Index is the 2% issuer capped component of the U.S. Corporate High Yield Index, which represents the performance of fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity. The Russell 2500 Value Index represents the performance of 2,500 small to mid-cap value companies within the U.S. The Russell 2500 Growth Index represents the performance of 2,500 small to mid-cap growth companies within the U.S. The MSCI All Country Commodity Producers Index (free float-adjusted, market capitalization-weighted) is comprised of commodity producer companies based on the Global Industry Classification Standard (“GICS”). The BofA ML 3-Month U.S. T-Bill Index is an unmanaged index tracking 3-month U.S. government securities. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Strategies.

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10	• AB WEALTH STRATEGIES

Disclosures and Risks

DISCLOSURES AND RISKS

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A Word About Risk

The Strategies allocate their investments among multiple asset classes which will include U.S. and foreign securities. AB Balanced Wealth Strategy and AB Conservative Wealth Strategy will include both equity and fixed-income securities. Price fluctuation in the Underlying Portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings.

Market Risk: The value of the Strategies’ assets will fluctuate as the stock or bond market fluctuates. The value of their investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Interest Rate Risk: (Balanced Wealth and Conservative Wealth Strategies) Changes in interest rates will affect the value of the Strategy’s investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Credit Risk: (Balanced Wealth and Conservative Wealth Strategies) The issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Foreign (Non-U.S.) Risk: The Strategies’ investments in Underlying Portfolios that invest in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategies’ investments or reduce their returns.

Capitalization Risk: Investments in small-and mid-capitalization companies by Underlying Portfolios may be more volatile than investments in large-cap companies. Investments in small- cap companies may have additional risks because these companies have limited product lines, markets, or financial resources.

Allocation Risk: The allocation of investments among the Underlying Portfolios’ different investment styles, such as growth or value, or U.S. or non-U.S. securities, may have a more significant effect on the Strategies’ net asset value when one of these investments is performing more poorly than another.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies’ and may be subject to counterparty risk to a greater degree than more traditional investments.

These risks are fully discussed in the Strategies’ prospectus.

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AB WEALTH STRATEGIES •	11

Disclosures and Risks

DISCLOSURES AND RISKS

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An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategies will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Strategies have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Strategies’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

12	• AB WEALTH STRATEGIES

Disclosures and Risks

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED FEBRUARY 28, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Wealth Appreciation Strategy
Class A	1.28%	6.77%

Class B*	0.89%	5.97%

Class C	0.88%	5.97%

Advisor Class†	1.40%	7.04%

Class R†	1.06%	6.30%

Class K†	1.20%	6.65%

Class I†	1.42%	7.00%

Primary Benchmark: S&P 500 Index	6.12%	15.51%

Secondary Benchmark: MSCI ACWI ex-U.S.	-3.78%	0.87%

Blended Benchmark: 60% S&P 500 Index/40% MSCI ACWI ex-U.S.	2.11%	9.49%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

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AB WEALTH STRATEGIES •	13

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

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THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED FEBRUARY 28, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Balanced Wealth Strategy
Class A	1.41%	6.31%

Class B*	0.98%	5.46%

Class C	0.99%	5.47%

Advisor Class†	1.50%	6.53%

Class R†	1.21%	5.83%

Class K†	1.40%	6.17%

Class I†	1.54%	6.52%

Primary Benchmark: S&P 500 Index	6.12%	15.51%

Secondary Benchmark: Barclays U.S. Aggregate Bond Index	2.25%	5.05%

Blended Benchmark: 65% S&P 500 Index/35% Barclays U.S. Aggregate Bond Index	4.84%	11.85%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

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Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

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THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED FEBRUARY 28, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Conservative Wealth Strategy
Class A	1.32%	4.52%

Class B*	0.90%	3.77%

Class C	0.90%	3.77%

Advisor Class†	1.43%	4.77%

Class R†	1.13%	4.11%

Class K†	1.18%	4.38%

Class I†	1.33%	4.67%

Primary Benchmark: Barclays U.S. Aggregate Bond Index	2.25%	5.05%

Secondary Benchmark: S&P 500 Index	6.12%	15.51%

Blended Benchmark: 65% Barclays U.S. Aggregate Bond Index /35% S&P 500 Index	3.68%	8.71%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

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Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

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EACH UNDERLYING PORTFOLIO* VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 28, 2015 (unaudited)	Returns
	6 Months	12 Months
AB U.S. Value Portfolio	2.18%	13.05%

Russell 1000 Value Index	3.48%	13.49%

AB U.S. Large Cap Growth Portfolio	12.37%	19.93%

Russell 1000 Growth Index	8.46%	16.24%

AB International Value Portfolio	-0.69%	1.76%

MSCI ACWI ex-U.S.	-3.78%	0.87%

AB International Growth Portfolio	-3.69%	2.45%

MSCI ACWI ex-U.S.	-3.78%	0.87%

AB Short Duration Bond Portfolio	0.41%	0.93%

BofA ML 1-3 Year Treasury Index	0.41%	0.66%

AB Global Core Bond Portfolio	3.21%	6.96%

Barclays Global Aggregate Bond Index (U.S. dollar hedged)	3.19%	6.88%

AB Bond Inflation Protection Portfolio	-1.12%	1.76%

Barclays 1-10 Year TIPS Index	-1.21%	0.81%

AB High-Yield Portfolio	-0.05%	3.66%

Barclays U.S. High Yield 2% Issuer Capped Index	-0.08%	2.81%

AB Small-Mid Cap Value Portfolio	3.19%	11.02%

Russell 2500 Value Index	1.87%	6.95%

AB Small-Mid Cap Growth Portfolio	6.69%	3.25%

Russell 2500 Growth Index	8.64%	9.62%

AB Multi-Asset Real Return Portfolio	-15.36%	-11.39%

MSCI AC World Commodity Producers Index	-19.75%	-12.41%

AB Volatility Management Portfolio	3.63%	10.69%

MSCI ACWI	0.96%	7.55%

AB Multi-Manager Alternative Strategies Fund (Class Z Shares)	1.88%	3.10%†

BofA ML 3-Month U.S. T-Bill Index	0.01%	0.01%

*    Shares of the Underlying Portfolios (specifically Class Z shares in the case of AB Multi-Manager Alternative Strategies Fund) are offered exclusively to mutual funds advised by, and certain institutional clients of, AB and are not currently offered to the general public. The Underlying Portfolios incur no sales charges or management fees (except in the case of AB Multi-Manager Alternative Strategies Fund).

†     Inception date: July 31, 2014.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

16	• AB WEALTH STRATEGIES

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	6.77%	2.25%
5 Years	9.87%	8.91%
10 Years	5.01%	4.55%

Class B Shares
1 Year	5.97%	1.97%
5 Years	9.06%	9.06%
10 Years	4.40%	4.40%

Class C Shares
1 Year	5.97%	4.97%
5 Years	9.07%	9.07%
10 Years	4.26%	4.26%

Advisor Class Shares†
1 Year	7.04%	7.04%
5 Years	10.18%	10.18%
10 Years	5.31%	5.31%

Class R Shares†
1 Year	6.30%	6.30%
5 Years	9.46%	9.46%
10 Years	4.63%	4.63%

Class K Shares†
1 Year	6.65%	6.65%
5 Years	9.79%	9.79%
Since Inception*	4.91%	4.91%

Class I Shares†
1 Year	7.00%	7.00%
5 Years	10.16%	10.16%
Since Inception*	5.25%	5.25%

*	Inception dates: 3/1/05 for Class K and Class I shares.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception dates for each class are listed above.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

AB WEALTH STRATEGIES •	17

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.36%, 2.12%, 2.12%, 1.11%, 1.79%, 1.48% and 1.15% for Class A, Class B, Class C, Class Advisor, Class R, Class K, Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s annual operating expense ratios to 1.24%, 2.02%, 2.00%, 0.99%, 1.67%, 1.36% and 1.03% for Class A, Class B, Class C, Class Advisor, Class R, Class K, Class I shares, respectively. These waivers/reimbursements may not be terminated before December 31, 2015. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

18	• AB WEALTH STRATEGIES

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	1.40%
5 Years	7.30%
10 Years	4.71%

Class B Shares
1 Year	1.02%
5 Years	7.43%
10 Years	4.56%

Class C Shares
1 Year	4.01%
5 Years	7.47%
10 Years	4.42%

Advisor Class Shares†
1 Year	6.08%
5 Years	8.55%
10 Years	5.48%

Class R Shares†
1 Year	5.34%
5 Years	7.84%
10 Years	4.80%

Class K Shares†
1 Year	5.68%
5 Years	8.16%
10 Years	5.13%

Class I Shares†
1 Year	6.10%
5 Years	8.53%
10 Years	5.48%

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception dates for each class are listed above.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

AB WEALTH STRATEGIES •	19

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS FEBRUARY 28, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	6.31%	1.76%
5 Years	8.38%	7.44%
10 Years	5.42%	4.97%

Class B Shares
1 Year	5.46%	1.46%
5 Years	7.58%	7.58%
10 Years	4.81%	4.81%

Class C Shares
1 Year	5.47%	4.47%
5 Years	7.60%	7.60%
10 Years	4.67%	4.67%

Advisor Class Shares†
1 Year	6.53%	6.53%
5 Years	8.69%	8.69%
10 Years	5.73%	5.73%

Class R Shares†
1 Year	5.83%	5.83%
5 Years	7.96%	7.96%
10 Years	5.04%	5.04%

Class K Shares†
1 Year	6.17%	6.17%
5 Years	8.31%	8.31%
Since Inception*	5.34%	5.34%

Class I Shares†
1 Year	6.52%	6.52%
5 Years	8.66%	8.66%
Since Inception*	5.69%	5.69%

*	Inception dates: 3/1/05 for Class K and Class I shares.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception dates for each class are listed above.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

20	• AB WEALTH STRATEGIES

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.19%, 1.95%, 1.94%, 0.94%, 1.60%, 1.29% and 0.96% for Class A, Class B, Class C, Class Advisor, Class R, Class K, Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s annual operating expense ratios to 1.11%, 1.88%, 1.86%, 0.86%, 1.53%, 1.20% and 0.88% for Class A, Class B, Class C, Class Advisor, Class R, Class K, Class I shares, respectively. These waivers/reimbursements may not be terminated before December 31, 2015. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

AB WEALTH STRATEGIES •	21

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	1.12%
5 Years	6.31%
10 Years	5.13%

Class B Shares
1 Year	0.86%
5 Years	6.48%
10 Years	4.98%

Class C Shares
1 Year	3.87%
5 Years	6.48%
10 Years	4.84%

Advisor Class Shares†
1 Year	5.93%
5 Years	7.55%
10 Years	5.91%

Class R Shares†
1 Year	5.23%
5 Years	6.84%
10 Years	5.20%

Class K Shares†
1 Year	5.57%
5 Years	7.19%
10 Years	5.54%

Class I Shares†
1 Year	5.91%
5 Years	7.54%
10 Years	5.89%

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception dates for each class are listed above.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

22	• AB WEALTH STRATEGIES

Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	4.52%	0.04%
5 Years	5.45%	4.54%
10 Years	4.21%	3.76%

Class B Shares
1 Year	3.77%	-0.23%
5 Years	4.67%	4.67%
10 Years	3.61%	3.61%

Class C Shares
1 Year	3.77%	2.77%
5 Years	4.71%	4.71%
10 Years	3.48%	3.48%

Advisor Class Shares†
1 Year	4.77%	4.77%
5 Years	5.75%	5.75%
10 Years	4.52%	4.52%

Class R Shares†
1 Year	4.11%	4.11%
5 Years	5.05%	5.05%
10 Years	3.84%	3.84%

Class K Shares†
1 Year	4.38%	4.38%
5 Years	5.38%	5.38%
Since Inception*	4.15%	4.15%

Class I Shares†
1 Year	4.67%	4.67%
5 Years	5.72%	5.72%
Since Inception*	4.47%	4.47%

*	Inception dates: 3/1/05 for Class K and Class I shares.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception dates for each class are listed above.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

AB WEALTH STRATEGIES •	23

Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.16%, 1.92%, 1.91%, 0.91%, 1.57%, 1.26% and 0.93% for Class A, Class B, Class C, Class Advisor, Class R, Class K, Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s annual operating expense ratios to 1.10%, 1.87%, 1.85%, 0.84%, 1.51%, 1.20% and 0.89% for Class A, Class B, Class C, Class Advisor, Class R, Class K, Class I shares, respectively. These waivers/reimbursements may not be terminated before December 31, 2015. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

24	• AB WEALTH STRATEGIES

Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2015(unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	0.03%
5 Years	4.01%
10 Years	3.88%

Class B Shares
1 Year	-0.40%
5 Years	4.16%
10 Years	3.73%

Class C Shares
1 Year	2.60%
5 Years	4.17%
10 Years	3.60%

Advisor Class Shares†
1 Year	4.71%
5 Years	5.24%
10 Years	4.65%

Class R Shares†
1 Year	3.99%
5 Years	4.52%
10 Years	3.96%

Class K Shares†
1 Year	4.30%
5 Years	4.85%
10 Years	4.30%

Class I Shares†
1 Year	4.61%
5 Years	5.21%
10 Years	4.62%

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception dates for each class are listed above.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

AB WEALTH STRATEGIES •	25

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS* AS OF FEBRUARY 28, 2015 (unaudited)
NAV/SEC Returns

AB U.S. Value Portfolio
1 Year	13.05%
5 Years	14.59%
Since Inception†	6.44%

AB U.S. Large Cap Growth Portfolio
1 Year	19.93%
5 Year	17.07%
Since Inception†	9.28%

AB International Value Portfolio
1 Year	1.76%
5 Years	5.12%
Since Inception†	3.67%

AB International Growth Portfolio
1 Year	2.45%
5 Years	3.49%
Since Inception†	2.31%

AB Short Duration Bond Portfolio
1 Year	0.93%
5 Years	1.58%
Since Inception†	2.37%

AB Global Core Bond Portfolio
1 Year	6.96%
5 Years	5.68%
Since Inception†	5.72%

AB Bond Inflation Protection Portfolio
1 Year	1.76%
5 Years	4.20%
Since Inception†	4.59%

AB High-Yield Portfolio
1 Year	3.66%
5 Years	10.11%
Since Inception†	8.94%

AB Small-Mid Cap Value Portfolio
1 Year	11.02%
5 Years	16.24%
Since Inception†	10.38%

(See next page for footnotes).

(Historical Performance continued on next page)

26	• AB WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS* AS OF FEBRUARY 28, 2015 (unaudited)
NAV/SEC Returns
AB Small-Mid Cap Growth Portfolio
1 Year	3.25%
5 Years	21.23%
Since Inception†	13.37%

AB Multi-Asset Real Return Portfolio
1 Year	-11.39%
5 Years	2.61%
Since Inception†	2.54%

AB Volatility Management Portfolio
1 Year	10.69%
Since Inception†	9.74%

AB Multi-Manager Alternative Strategies Fund
Since Inception†	3.10%

*	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of AB that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not contain sales charges or management fees. These Portfolios are offered at NAV and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there are sales charges in connection to purchases of other AB share classes invested in these Underlying Portfolios.

†	Inception date for Multi-Manager Alternative Strategies Fund was 7/31/2014; Volatility Management was 4/16/2010; all other Underlying Portfolios had an inception date of 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

AB WEALTH STRATEGIES •	27

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS* AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2015 (unaudited)
NAV/SEC Returns†

AB U.S. Value Portfolio
1 Year	9.07%
5 Years	12.81%
Since Inception†	6.25%

AB U.S. Large Cap Growth Portfolio
1 Year	23.17%
5 Years	15.72%
Since Inception†	9.19%

AB International Value Portfolio
1 Year	0.52%
5 Years	3.15%
Since Inception†	3.44%

AB International Growth Portfolio
1 Year	-0.47%
5 Years	1.92%
Since Inception†	2.18%

AB Short Duration Bond Portfolio
1 Year	1.21%
5 Years	1.61%
Since Inception†	2.38%

AB Global Core Bond Portfolio
1 Year	7.42%
5 Years	5.71%
Since Inception†	5.72%

AB Bond Inflation Protection Portfolio
1 Year	1.86%
5 Years	4.13%
Since Inception†	4.50%

AB High-Yield Portfolio
1 Year	2.86%
5 Years	9.19%
Since Inception†	8.82%

AB Small-Mid Cap Value Portfolio
1 Year	10.64%
5 Years	14.58%
Since Inception†	10.44%

(See next page for footnotes.)

(Historical Performance continued on next page)

28	• AB WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS* AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2015 (unaudited)
NAV/SEC Returns†
AB Small-Mid Cap Growth Portfolio
1 Year	9.00%
5 Years	19.53%
Since Inception†	13.30%

AB Multi-Asset Real Return Portfolio
1 Year	-16.13%
5 Years	0.35%
Since Inception†	2.01%

AB Volatility Management Portfolio
1 Year	10.13%
Since Inception†	9.57%

AB Multi-Manager Alternative Strategies Fund
Since Inception†	3.10%

*	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AB that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not contain sales charges or management fees. These Portfolios are offered at NAV and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there are sales charges in connection to purchases of other AB share classes invested in these Underlying Portfolios.

†	Inception date for Multi-Manager Alternative Strategies Fund was 7/31/2014; Volatility Management was 4/16/2010; all other Underlying Portfolios had an inception date of 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

AB WEALTH STRATEGIES •	29

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wealth Appreciation Strategy

	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,012.80	$4.44	0.89%
Hypothetical**	$1,000	$1,020.38	$4.46	0.89%
Class B
Actual	$1,000	$1,008.90	$8.22	1.65%
Hypothetical**	$1,000	$1,016.61	$8.25	1.65%
Class C
Actual	$1,000	$1,008.80	$8.17	1.64%
Hypothetical**	$1,000	$1,016.66	$8.20	1.64%

30	• AB WEALTH STRATEGIES

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Advisor Class
Actual	$1,000	$1,014.00	$3.20	0.64%
Hypothetical**	$1,000	$1,021.62	$3.21	0.64%
Class R
Actual	$1,000	$1,010.60	$6.58	1.32%
Hypothetical**	$1,000	$1,018.25	$6.61	1.32%
Class K
Actual	$1,000	$1,012.00	$5.04	1.01%
Hypothetical**	$1,000	$1,019.79	$5.06	1.01%
Class I
Actual	$1,000	$1,014.20	$3.40	0.68%
Hypothetical**	$1,000	$1,021.42	$3.41	0.68%

Balanced Wealth Strategy

	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,014.10	$4.29	0.86%
Hypothetical**	$1,000	$1,020.53	$4.31	0.86%
Class B
Actual	$1,000	$1,009.80	$8.07	1.62%
Hypothetical**	$1,000	$1,016.76	$8.10	1.62%
Class C
Actual	$1,000	$1,009.90	$8.07	1.62%
Hypothetical**	$1,000	$1,016.76	$8.10	1.62%
Advisor Class
Actual	$1,000	$1,015.00	$3.05	0.61%
Hypothetical**	$1,000	$1,021.77	$3.06	0.61%
Class R
Actual	$1,000	$1,012.10	$6.34	1.27%
Hypothetical**	$1,000	$1,018.50	$6.36	1.27%
Class K
Actual	$1,000	$1,014.00	$4.79	0.96%
Hypothetical**	$1,000	$1,020.03	$4.81	0.96%
Class I
Actual	$1,000	$1,015.40	$3.15	0.63%
Hypothetical**	$1,000	$1,021.67	$3.16	0.63%

AB WEALTH STRATEGIES •	31

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

Conservative Wealth Strategy

	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,013.20	$4.64	0.93%
Hypothetical**	$1,000	$1,020.18	$4.66	0.93%
Class B
Actual	$1,000	$1,009.00	$8.37	1.68%
Hypothetical**	$1,000	$1,016.46	$8.40	1.68%
Class C
Actual	$1,000	$1,009.00	$8.37	1.68%
Hypothetical**	$1,000	$1,016.46	$8.40	1.68%
Advisor Class
Actual	$1,000	$1,014.30	$3.40	0.68%
Hypothetical**	$1,000	$1,021.42	$3.41	0.68%
Class R
Actual	$1,000	$1,011.30	$6.68	1.34%
Hypothetical**	$1,000	$1,018.15	$6.71	1.34%
Class K
Actual	$1,000	$1,011.80	$5.14	1.03%
Hypothetical**	$1,000	$1,019.69	$5.16	1.03%
Class I
Actual	$1,000	$1,013.30	$3.49	0.70%
Hypothetical**	$1,000	$1,021.32	$3.51	0.70%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses of the underlying portfolios in which the Strategies invest are not included herein.

**	Assumes 5% annual return before expenses.

32	• AB WEALTH STRATEGIES

Expense Example

WEALTH APPRECIATION STRATEGY

PORTFOLIO SUMMARY

February 28, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,524.4

*	All data are as of February 28, 2015. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. Detailed information regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios can be found in the shareholder report filed with the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 16. Additional performance for the Underlying Portfolios may be found on pages 26-29.

AB WEALTH STRATEGIES •	33

Portfolio Summary

BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

February 28, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,261.9

*	All data are as of February 28, 2015. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. Detailed information regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios can be found in the shareholder report filed with the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 16. Additional performance for the Underlying Portfolios may be found on pages 26-29.

34	• AB WEALTH STRATEGIES

Portfolio Summary

CONSERVATIVE WEALTH STRATEGY

PORTFOLIO SUMMARY

February 28, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $354.3

*	All data are as of February 28, 2015. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. Detailed information regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios can be found in the shareholder report filed with the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 16. Additional performance for the Underlying Portfolios may be found on pages 26-29.

AB WEALTH STRATEGIES •	35

Portfolio Summary

WEALTH APPRECIATION STRATEGY

PORTFOLIO OF INVESTMENTS

February 28, 2015 (unaudited)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.1%
Funds and Investment Trusts – 100.1%*
AB Multi-Manager Alternative Strategies Fund – Class Z(a)	17,674,964	$182,228,878
AB Pooling Portfolio – International Growth Portfolio	22,171,261	199,541,355
AB Pooling Portfolio – International Value Portfolio	26,852,968	205,693,738
AB Pooling Portfolio – Multi-Asset Real Return Portfolio	13,415,013	98,063,743
AB Pooling Portfolio – Small-Mid Cap Growth Portfolio	6,981,399	78,540,743
AB Pooling Portfolio – Small-Mid Cap Value Portfolio	6,565,593	77,736,618
AB Pooling Portfolio – U.S. Large Cap Growth Portfolio	18,410,355	235,100,229
AB Pooling Portfolio – U.S. Value Portfolio	17,047,567	231,846,907
AB Pooling Portfolio – Volatility Management Portfolio	18,002,535	216,570,493

Total Investments – 100.1% (cost $1,344,474,521)		1,525,322,704
Other assets less liabilities – (0.1)%		(943,893)

Net Assets – 100.0%		$1,524,378,811

*	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(a)	Non-income producing security.

See notes to financial statements.

36	• AB WEALTH STRATEGIES

Wealth Appreciation Strategy—Portfolio of Investments

BALANCED WEALTH STRATEGY

PORTFOLIO OF INVESTMENTS

February 28, 2015 (unaudited)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.1%
Funds and Investment Trusts – 100.1%*
AB Multi-Manager Alternative Strategies Fund – Class Z(a)	9,902,853	$102,098,410
AB Pooling Portfolio – Bond Inflation Protection Portfolio	9,574,622	93,831,298
AB Pooling Portfolio – Global Core Bond Portfolio	22,331,377	229,566,557
AB Pooling Portfolio – High-Yield Portfolio	7,918,438	82,826,858
AB Pooling Portfolio – International Growth Portfolio	10,637,572	95,738,148
AB Pooling Portfolio – International Value Portfolio	12,582,814	96,384,355
AB Pooling Portfolio – Multi-Asset Real Return Portfolio	7,291,687	53,302,231
AB Pooling Portfolio – Small-Mid Cap Growth Portfolio	2,615,461	29,423,929
AB Pooling Portfolio – Small-Mid Cap Value Portfolio	2,494,269	29,532,148
AB Pooling Portfolio – U.S. Large Cap Growth Portfolio	9,475,039	120,996,246
AB Pooling Portfolio – U.S. Value Portfolio	8,836,855	120,181,231
AB Pooling Portfolio – Volatility Management Portfolio	17,434,962	209,742,597

Total Investments – 100.1% (cost $1,122,129,862)		1,263,624,008
Other assets less liabilities – (0.1)%		(1,746,085)

Net Assets – 100.0%		$1,261,877,923

*	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(a)	Non-income producing security.

See notes to financial statements.

AB WEALTH STRATEGIES •	37

Balanced Wealth Strategy—Portfolio of Investments

CONSERVATIVE WEALTH STRATEGY

PORTFOLIO OF INVESTMENTS

February 28, 2015 (unaudited)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.2%
Funds and Investment Trusts – 100.2%*
AB Multi-Manager Alternative Strategies Fund – Class Z(a)	2,084,006	$21,486,103
AB Pooling Portfolio – Bond Inflation Protection Portfolio	3,421,857	33,534,200
AB Pooling Portfolio – Global Core Bond Portfolio	8,222,538	84,527,691
AB Pooling Portfolio – International Growth Portfolio	1,597,585	14,378,267
AB Pooling Portfolio – International Value Portfolio	1,890,350	14,480,080
AB Pooling Portfolio – Multi-Asset Real Return Portfolio	701,726	5,129,614
AB Pooling Portfolio – Short Duration Bond Portfolio	10,301,152	97,242,875
AB Pooling Portfolio – Small-Mid Cap Growth Portfolio	253,927	2,856,682
AB Pooling Portfolio – Small-Mid Cap Value Portfolio	234,594	2,777,590
AB Pooling Portfolio – U.S. Large Cap Growth Portfolio	1,474,040	18,823,493
AB Pooling Portfolio – U.S. Value Portfolio	1,373,265	18,676,401
AB Pooling Portfolio – Volatility Management Portfolio	3,412,336	41,050,398

Total Investments – 100.2% (cost $322,369,234)		354,963,394
Other assets less liabilities – (0.2)%		(643,435)

Net Assets – 100.0%		$354,319,959

*	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(a)	Non-income producing security.

See notes to financial statements.

38	• AB WEALTH STRATEGIES

Conservative Wealth Strategy—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

February 28, 2015 (unaudited)

Wealth Appreciation Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $1,344,474,521)	$1,525,322,704
Receivable for shares of beneficial interest sold	1,309,228
Receivable for investments sold	847,439

Total assets	1,527,479,371

Liabilities
Payable for shares of beneficial interest redeemed	1,918,942
Advisory fee payable	612,778
Distribution fee payable	211,828
Transfer Agent fee payable	145,738
Accrued expenses	211,274

Total liabilities	3,100,560

Net Assets	$1,524,378,811

Composition of Net Assets
Shares of beneficial interest, at par	$980
Additional paid-in capital	1,456,148,777
Undistributed net investment income	18,403,107
Accumulated net realized loss on investment transactions	(131,022,236)
Net unrealized appreciation on investments	180,848,183

$1,524,378,811

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$405,213,262	25,991,717	$15.59	*

B	$44,128,166	2,833,559	$15.57

C	$125,877,067	8,113,820	$15.51

Advisor	$925,070,444	59,471,767	$15.55

R	$5,077,382	327,823	$15.49

K	$16,959,375	1,093,867	$15.50

I	$2,053,115	132,202	$15.53

*	The maximum offering price per share for Class A shares was $16.28 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB WEALTH STRATEGIES •	39

Statement of Assets & Liabilities

Balanced Wealth Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $1,122,129,862)	$1,263,624,008
Receivable for investments sold	881,955
Receivable for shares of beneficial interest sold	426,639

Total assets	1,264,932,602

Liabilities
Payable for shares of beneficial interest redeemed	1,775,896
Advisory fee payable	452,810
Distribution fee payable	415,291
Transfer Agent fee payable	131,278
Accrued expenses	279,404

Total liabilities	3,054,679

Net Assets	$1,261,877,923

Composition of Net Assets
Shares of beneficial interest, at par	$892
Additional paid-in capital	1,286,376,451
Undistributed net investment income	8,684,308
Accumulated net realized loss on investment transactions	(174,677,874)
Net unrealized appreciation on investments	141,494,146

$1,261,877,923

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$766,199,514	54,082,111	$14.17	*

B	$89,468,284	6,370,420	$14.04

C	$249,506,865	17,765,609	$14.04

Advisor	$101,846,359	7,151,373	$14.24

R	$11,274,069	799,940	$14.09

K	$30,341,670	2,147,870	$14.13

I	$13,241,162	932,470	$14.20

*	The maximum offering price per share for Class A shares was $14.80 which reflects a sales charge of 4.25%.

See notes to financial statements.

40	• AB WEALTH STRATEGIES

Statement of Assets & Liabilities

Conservative Wealth Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $322,369,234)	$354,963,394
Receivable for shares of beneficial interest sold	185,456
Receivable for investments sold	62,088

Total assets	355,210,938

Liabilities
Payable for shares of beneficial interest redeemed	487,993
Distribution fee payable	135,156
Advisory fee payable	133,143
Transfer Agent fee payable	30,351
Accrued expenses	104,336

Total liabilities	890,979

Net Assets	$354,319,959

Composition of Net Assets
Shares of beneficial interest, at par	$284
Additional paid-in capital	343,652,596
Undistributed net investment income	6,156,093
Accumulated net realized loss on investment transactions	(28,083,174)
Net unrealized appreciation on investments	32,594,160

$354,319,959

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$202,166,052	16,123,610	$12.54	*

B	$29,819,917	2,404,780	$12.40

C	$90,316,961	7,284,127	$12.40

Advisor	$15,919,982	1,265,206	$12.58

R	$6,886,787	549,297	$12.54

K	$8,753,420	699,569	$12.51

I	$456,840	36,388	$12.55

*	The maximum offering price per share for Class A shares was $13.10 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB WEALTH STRATEGIES •	41

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2015 (unaudited)

	Wealth Appreciation Strategy	Balanced Wealth Strategy	Conservative Wealth Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios	$42,513,046	$42,367,764	$9,465,107

Expenses
Advisory fee (see Note B)	4,857,027	3,481,008	987,802
Distribution fee – Class A	496,310	944,497	253,033
Distribution fee – Class B	246,656	503,417	164,576
Distribution fee – Class C	631,578	1,258,456	456,150
Distribution fee – Class R	13,165	28,572	17,650
Distribution fee – Class K	20,446	35,433	10,799
Transfer agency – Class A	145,529	387,444	97,895
Transfer agency – Class B	21,424	54,898	16,706
Transfer agency – Class C	49,580	133,345	45,294
Transfer agency – Advisor Class	328,666	53,613	7,921
Transfer agency – Class R	6,846	14,857	9,178
Transfer agency – Class K	16,357	28,346	8,639
Transfer agency – Class I	2,209	8,123	331
Printing	90,830	105,532	28,803
Registration fees	43,009	40,263	36,044
Custodian	31,875	31,875	31,948
Trustees’ fees	28,189	28,189	28,274
Legal	19,405	19,405	19,404
Audit and tax	15,386	15,386	15,386
Miscellaneous	18,428	16,215	6,755

Total expenses	7,082,915	7,188,874	2,242,588
Less: expenses waived and reimbursed by the Adviser (see Note B)	(894,614)	(508,308)	(107,518)

Net expenses	6,188,301	6,680,566	2,135,070

Net investment income	36,324,745	35,687,198	7,330,037

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares	8,417,342	8,986,659	1,641,446
Net realized gain distributions from affiliated Underlying Portfolios	100,448,793	53,787,961	8,594,360
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	(126,358,313)	(83,428,488)	(13,683,938)

Net loss on investment transactions	(17,492,178)	(20,653,868)	(3,448,132)

Net Increase in Net Assets from Operations	$18,832,567	$15,033,330	$3,881,905

See notes to financial statements.

42	• AB WEALTH STRATEGIES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Wealth Appreciation Strategy
	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$36,324,745	$39,256,485
Net realized gain on sale of affiliated Underlying Portfolio shares	8,417,342	25,132,368
Net realized gain distributions from affiliated Underlying Portfolios	100,448,793	52,966,919
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	(126,358,313)	159,654,804

Net increase in net assets from operations	18,832,567	277,010,576
Dividends to Shareholders from
Net investment income
Class A	(8,925,808)	(7,497,361)
Class B	(620,967)	(534,105)
Class C	(1,928,927)	(1,256,403)
Advisor Class	(22,985,759)	(19,219,440)
Class R	(102,368)	(74,718)
Class K	(323,868)	(328,012)
Class I	(112,616)	(95,327)
Transactions in Shares of Beneficial Interest
Net decrease	(19,091,035)	(104,879,661)

Total increase (decrease)	(35,258,781)	143,125,549
Net Assets
Beginning of period	1,559,637,592	1,416,512,043

End of period (including undistributed net investment income of $18,403,107 and $17,078,675, respectively)	$1,524,378,811	$1,559,637,592

See notes to financial statements.

AB WEALTH STRATEGIES •	43

Statement of Changes in Net Assets

	Balanced Wealth Strategy
	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$35,687,198	$36,384,202
Net realized gain on sale of affiliated Underlying Portfolio shares	8,986,659	31,975,765
Net realized gain distributions from affiliated Underlying Portfolios	53,787,961	31,640,916
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	(83,428,488)	90,963,426

Net increase in net assets from operations	15,033,330	190,964,309
Dividends to Shareholders from
Net investment income
Class A	(17,334,381)	(21,155,342)
Class B	(1,542,609)	(4,050,378)
Class C	(4,302,932)	(6,990,884)
Advisor Class	(2,645,296)	(2,956,585)
Class R	(229,982)	(468,665)
Class K	(602,439)	(759,769)
Class I	(345,251)	(385,724)
Transactions in Shares of Beneficial Interest
Net decrease	(58,835,525)	(134,543,549)

Total increase (decrease)	(70,805,085)	19,653,413
Net Assets
Beginning of period	1,332,683,008	1,313,029,595

End of period (including undistributed net investment income of $8,684,308 and $0, respectively)	$1,261,877,923	$1,332,683,008

See notes to financial statements.

44	• AB WEALTH STRATEGIES

Statement of Changes in Net Assets

	Conservative Wealth Strategy
	Six Months Ended February 28, 2015 (unaudited)		Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,330,037		$6,390,680
Net realized gain on sale of affiliated Underlying Portfolio shares	1,641,446		9,878,248
Net realized gain distributions from affiliated Underlying Portfolios	8,594,360		5,502,723
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	(13,683,938)		12,124,295

Net increase in net assets from operations	3,881,905		33,895,946
Dividends to Shareholders from
Net investment income
Class A	(851,439)		(3,852,084)
Class B	– 0	–	(706,599)
Class C	– 0	–	(1,501,887)
Advisor Class	(101,878)		(259,567)
Class R	(11,762)		(120,104)
Class K	(31,582)		(178,161)
Class I	(4,138)		(17,679)
Transactions in Shares of Beneficial Interest
Net decrease	(23,226,352)		(57,823,563)

Total decrease	(20,345,246)		(30,563,698)
Net Assets
Beginning of period	374,665,205		405,228,903

End of period (including undistributed net investment income of $6,156,093 and distributions in excess of net investment income of ($173,145), respectively)	$354,319,959		$374,665,205

See notes to financial statements.

AB WEALTH STRATEGIES •	45

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

February 28, 2015 (unaudited)

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Trust”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. Prior to January 20, 2015, the Trust was known as AllianceBernstein Portfolios. The Trust operates as a series company currently comprised of seven series: the AB Growth Fund, the AB Wealth Appreciation Strategy, the AB Balanced Wealth Strategy, the AB Conservative Wealth Strategy, the AB Tax-Managed Wealth Appreciation Strategy, the AB Tax-Managed Balanced Wealth Strategy and the AB Tax-Managed Conservative Wealth Strategy. Prior to January 20, 2015, the series were known as AllianceBernstein Growth Fund, the Alliance Bernstein Wealth Appreciation Strategy, the AllianceBernstein Balanced Wealth Strategy, the AllianceBernstein Conservative Wealth Strategy, the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy and the AllianceBernstein Tax-Managed Conservative Wealth Strategy. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Wealth Appreciation Strategy, the Balanced Wealth Strategy and the Conservative Wealth Strategy (the “Strategies”). The Strategies offer Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Strategies invest primarily in a combination of portfolios of The AB Mutual Funds (the “Underlying Portfolios”) representing a variety of asset

46	• AB WEALTH STRATEGIES

Notes to Financial Statements

classes and investment styles that are managed by AllianceBernstein L.P. (the “Adviser”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m., Eastern Time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategies would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategies. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

AB WEALTH STRATEGIES •	47

Notes to Financial Statements

The following table summarizes the valuation of the Strategies’ investments by the above fair value hierarchy levels as of February 28, 2015:

Investments in Underlying Portfolios*	Level 1	Level 2			Level 3			Total
Wealth Appreciation Strategy
Investment Companies	$1,525,322,704	$	– 0	–	$	– 0	–	$1,525,322,704

Balanced Wealth Strategy
Investment Companies	1,263,624,008		– 0	–		– 0	–	1,263,624,008

Conservative Wealth Strategy
Investment Companies	354,963,394		– 0	–		– 0	–	354,963,394

*	There were no transfers between any levels during the reporting period.

The Strategies recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established a Valuation Committee (the “Committee”) to oversee the pricing and valuation of all securities held in the Strategies. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

48	• AB WEALTH STRATEGIES

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is each Strategies’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategies’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

4. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

5. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses included in the accompanying statements of operations do not include any expenses of the Underlying Portfolios. Expenses of the Trust are charged proportionately to each Strategy or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

AB WEALTH STRATEGIES •	49

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
Wealth Appreciation	.65%	.55%	.50%
Balanced Wealth	.55%	.45%	.40%
Conservative Wealth	.55%	.45%	.40%

Such fees are accrued daily and paid monthly.

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $225,280, $208,342 and $56,507 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Conservative Wealth Strategy, respectively, for the six months ended February 28, 2015.

In connection with their investments in AB Cap Fund—Multi-Manager Alternative Strategies Fund (“MMAS”), the Adviser has contractually agreed to (i) waive the portion of its management fee attributable to its services after paying sub advisory fees to sub-advisers and (ii) waive an additional portion of the Strategies’ investment advisory fee payable under the Advisory Agreement in an amount equal to, or reimburse the Strategy for, the total other expenses of MMAS (excluding interest and short sales expenses), in each case as paid by a Strategy as an acquired fund fee and expense. This fee waiver will remain in effect until December 31, 2015. For the six months ended February 28, 2015, the advisory fees paid were reduced by $894,614, $508,308 and $107,518 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Conservative Wealth Strategy, respectively.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the six months ended February 28, 2015 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Strategy	Class A	Class A	Class B	Class C
Wealth Appreciation	$9,442	$1,400	$12,315	$1,433
Balanced Wealth	18,821	2,400	4,139	3,038
Conservative Wealth	5,959	1,067	765	1,162

50	• AB WEALTH STRATEGIES

Notes to Financial Statements

NOTE C

Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of each Strategies’ average daily net assets attributable to Class A shares, 1% of the Strategies’ average daily net assets attributable to both Class B and Class C shares, .50% of the Strategies’ average daily net assets attributable to Class R shares and .25% of the Strategies’ average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to ..25% (prior to August 1, 2014, .30%) of each Strategies’ average daily net assets attributable to Class A shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Strategies’ shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Strategies to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of the Strategies’ shares.

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios for the six months ended February 28, 2015 were as follows:

Strategy	Purchases	Sales
Wealth Appreciation	$155,492,590	$73,478,474
Balanced Wealth	99,271,478	96,758,321
Conservative Wealth	19,605,778	28,369,582

AB WEALTH STRATEGIES •	51

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

	Gross Unrealized		Net Unrealized Appreciation
Strategy	Appreciation	(Depreciation)
Wealth Appreciation	$190,139,223	$(9,291,040)	$180,848,183
Balanced Wealth	150,068,520	(8,574,374)	141,494,146
Conservative Wealth	33,495,808	(901,648)	32,594,160

1. Currency Translation

A Strategy may invest in non-U.S. dollar securities on a currency hedged or unhedged basis through its investments in an Underlying Portfolio. A Strategy or an Underlying Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. A Strategy or an Underlying Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy or the Underlying Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Strategy or an Underlying Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Wealth Appreciation Strategy
	Shares		Amount
	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014

Class A
Shares sold	803,801	1,282,041	$12,132,182	$18,923,786

Shares issued in reinvestment of dividends	584,309	503,043	8,507,539	7,148,256

Shares converted from Class B	622,658	1,555,055	9,501,079	22,985,830

Shares redeemed	(2,508,636)	(5,453,908)	(38,104,250)	(80,780,974)

Net decrease	(497,868)	(2,113,769)	$(7,963,450)	$(31,723,102)

52	• AB WEALTH STRATEGIES

Notes to Financial Statements

	Wealth Appreciation Strategy
	Shares		Amount
	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014

Class B
Shares sold	23,553	78,018	$355,526	$1,141,525

Shares issued in reinvestment of dividends	40,767	35,711	593,976	506,385

Shares converted to Class A	(626,083)	(1,565,878)	(9,501,079)	(22,985,830)

Shares redeemed	(284,060)	(761,701)	(4,290,665)	(11,183,432)

Net decrease	(845,823)	(2,213,850)	$(12,842,242)	$(32,521,352)

Class C
Shares sold	204,021	398,800	$3,057,535	$5,858,129

Shares issued in reinvestment of dividends	120,845	81,012	1,753,455	1,147,125

Shares redeemed	(834,360)	(1,682,379)	(12,573,179)	(24,712,687)

Net decrease	(509,494)	(1,202,567)	$(7,762,189)	$(17,707,433)

Advisor Class
Shares sold	4,397,425	7,926,158	$66,581,187	$117,408,259

Shares issued in reinvestment of dividends	1,505,441	1,290,979	21,858,999	18,306,078

Shares redeemed	(4,965,073)	(10,558,279)	(75,339,559)	(156,071,024)

Net increase (decrease)	937,793	(1,341,142)	$13,100,627	$(20,356,687)

Class R
Shares sold	21,864	57,802	$329,317	$850,464

Shares issued in reinvestment of dividends	7,069	5,288	102,367	74,718

Shares redeemed	(63,646)	(150,813)	(957,379)	(2,180,136)

Net decrease	(34,713)	(87,723)	$(525,695)	$(1,254,954)

Class K
Shares sold	174,782	239,886	$2,610,645	$3,477,226

Shares issued in reinvestment of dividends	22,351	23,214	323,867	328,011

Shares redeemed	(244,249)	(350,675)	(3,658,257)	(5,122,475)

Net decrease	(47,116)	(87,575)	$(723,745)	$(1,317,238)

AB WEALTH STRATEGIES •	53

Notes to Financial Statements

	Wealth Appreciation Strategy
	Shares		Amount
	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014

Class I
Shares sold	7,716	15,705	$117,219	$232,213

Shares issued in reinvestment of dividends	7,767	6,737	112,616	95,327

Shares redeemed	(174,411)	(22,507)	(2,604,176)	(326,435)

Net increase (decrease)	(158,928)	(65)	$(2,374,341)	$1,105

	Balanced Wealth Strategy
	Shares		Amount
	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014

Class A
Shares sold	1,238,253	3,469,358	$17,219,069	$47,110,675

Shares issued in reinvestment of dividends	1,204,925	1,502,936	16,182,149	19,716,458

Shares converted from Class B	1,655,209	3,515,581	23,093,217	47,792,953

Shares redeemed	(4,679,915)	(11,307,190)	(65,255,613)	(153,987,628)

Net decrease	(581,528)	(2,819,315)	$(8,761,178)	$(39,367,542)

Class B
Shares sold	38,961	118,831	$534,099	$1,595,115

Shares issued in reinvestment of dividends	110,185	296,277	1,468,771	3,857,103

Shares converted to Class A	(1,674,051)	(3,549,112)	(23,093,217)	(47,792,953)

Shares redeemed	(496,546)	(1,678,961)	(6,841,461)	(22,594,495)

Net decrease	(2,021,451)	(4,812,965)	$(27,931,808)	$(64,935,230)

Class C
Shares sold	284,918	1,163,462	$3,913,596	$15,650,227

Shares issued in reinvestment of dividends	285,620	479,909	3,807,315	6,257,353

Shares redeemed	(1,656,110)	(3,545,757)	(22,840,372)	(47,915,643)

Net decrease	(1,085,572)	(1,902,386)	$(15,119,461)	$(26,008,063)

54	• AB WEALTH STRATEGIES

Notes to Financial Statements

	Balanced Wealth Strategy
	Shares		Amount
	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014

Advisor Class
Shares sold	732,926	1,535,329	$10,269,808	$20,956,873

Shares issued in reinvestment of dividends	139,418	158,280	1,880,744	2,084,457

Shares redeemed	(1,333,152)	(1,584,732)	(18,632,306)	(21,647,451)

Net increase (decrease)	(460,808)	108,877	$(6,481,754)	$1,393,879

Class R
Shares sold	72,759	174,008	$1,000,698	$2,355,261

Shares issued in reinvestment of dividends	16,925	35,889	226,287	468,665

Shares redeemed	(117,216)	(747,128)	(1,609,967)	(10,009,389)

Net decrease	(27,532)	(537,231)	$(382,982)	$(7,185,463)

Class K
Shares sold	330,860	491,732	$4,477,509	$6,678,610

Shares issued in reinvestment of dividends	44,992	58,089	602,438	759,768

Shares redeemed	(318,690)	(432,787)	(4,443,286)	(5,848,516)

Net increase	57,162	117,034	$636,661	$1,589,862

Class I
Shares sold	21,121	56,309	$295,097	$771,353

Shares issued in reinvestment of dividends	25,588	29,286	344,159	384,507

Shares redeemed	(103,997)	(87,731)	(1,434,259)	(1,186,852)

Net decrease	(57,288)	(2,136)	$(795,003)	$(30,992)

	Conservative Wealth Strategy
	Shares		Amount
	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014

Class A
Shares sold	592,962	1,215,550	$7,302,338	$14,637,525

Shares issued in reinvestment of dividends	63,987	298,350	776,805	3,513,986

Shares converted from Class B	426,251	896,653	5,256,710	10,764,506

Shares redeemed	(1,787,076)	(4,542,102)	(22,021,999)	(54,639,550)

Net decrease	(703,876)	(2,131,549)	$(8,686,146)	$(25,723,533)

AB WEALTH STRATEGIES •	55

Notes to Financial Statements

	Conservative Wealth Strategy
	Shares			Amount
	Six Months Ended February 28, 2015 (unaudited)		Year Ended August 31, 2014	Six Months Ended February 28, 2015 (unaudited)		Year Ended August 31, 2014

Class B
Shares sold	13,589		56,488	$166,052		$677,339

Shares issued in reinvestment of dividends	– 0	–	56,725	– 0	–	662,401

Shares converted to Class A	(431,268)		(904,811)	(5,256,710)		(10,764,506)

Shares redeemed	(203,226)		(738,483)	(2,474,414)		(8,811,448)

Net decrease	(620,905)		(1,530,081)	$(7,565,072)		$(18,236,214)

Class C
Shares sold	145,487		442,812	$1,769,809		$5,290,038

Shares issued in reinvestment of dividends	– 0	–	113,466	– 0	–	1,325,010

Shares redeemed	(602,073)		(1,935,031)	(7,320,376)		(23,069,019)

Net decrease	(456,586)		(1,378,753)	$(5,550,567)		$(16,453,971)

Advisor Class
Shares sold	100,418		729,419	$1,244,600		$8,747,622

Shares issued in reinvestment of dividends	6,925		17,691	84,352		209,054

Shares redeemed	(187,772)		(408,718)	(2,323,747)		(4,939,009)

Net increase (decrease)	(80,429)		338,392	$(994,795)		$4,017,667

Class R
Shares sold	50,373		100,672	$618,476		$1,220,883

Shares issued in reinvestment of dividends	968		10,193	11,762		120,104

Shares redeemed	(84,606)		(155,799)	(1,040,165)		(1,876,628)

Net decrease	(33,265)		(44,934)	$(409,927)		$(535,641)

Class K
Shares sold	47,526		168,140	$581,665		$2,015,979

Shares issued in reinvestment of dividends	2,606		15,152	31,582		178,159

Shares redeemed	(44,705)		(225,563)	(550,715)		(2,696,365)

Net increase (decrease)	5,427		(42,271)	$62,532		$(502,227)

56	• AB WEALTH STRATEGIES

Notes to Financial Statements

	Conservative Wealth Strategy
	Shares		Amount
	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014

Class I
Shares sold	14,006	8,294	$173,322	$99,710

Shares issued in reinvestment of dividends	341	1,500	4,138	17,678

Shares redeemed	(21,125)	(42,023)	(259,837)	(507,032)

Net decrease	(6,778)	(32,229)	$(82,377)	$(389,644)

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of an Underlying Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Underlying Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Strategies’ investments or reduce its returns.

Derivatives Risk—The Strategies and Underlying Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies, and subject to counterparty risk to a greater degree than more traditional investments.

AB WEALTH STRATEGIES •	57

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Strategies have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the six months ended February 28, 2015.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2015 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2014 and August 31, 2013 were as follows:

Wealth Appreciation Strategy	2014		2013
Distributions paid from:
Ordinary income	$29,005,366		$12,763,380

Total taxable distributions	29,005,366		12,763,380

Total distributions paid	$29,005,366		$12,763,380

Balanced Wealth Strategy	2014		2013
Distributions paid from:
Ordinary income	$36,767,347		$23,865,949

Total taxable distributions	36,767,347		23,865,949
Tax return of capital	– 0	–	300,255

Total distributions paid	$36,767,347		$24,166,204

Conservative Wealth Strategy	2014		2013
Distributions paid from:
Ordinary income	$6,636,081		$6,850,767

Total taxable distributions	6,636,081		6,850,767

Total distributions paid	$6,636,081		$6,850,767

58	• AB WEALTH STRATEGIES

Notes to Financial Statements

As of August 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Strategy	Undistributed Ordinary Income		Accumulated Capital and Other Losses(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)
Wealth Appreciation	$21,652,393		$(138,468,651)	$201,213,059	$84,396,801
Balanced Wealth	– 0	–	(188,065,445)	175,535,585	(12,529,860)
Conservative Wealth	– 0	–	(31,287,302)	39,073,275	7,785,973

(a)

During the fiscal year ended August 31, 2014 all three Strategies utilized capital loss carryforwards to offset current year net realized gains. Wealth Appreciation Strategy utilized $76,723,686 of capital loss carryforwards during the fiscal year, and had a net capital loss carryforward of $133,889,027 at fiscal year end. Balanced Wealth Strategy utilized $63,446,045 of capital loss carryforwards during the fiscal year, and had a net capital loss carryforward of $188,064,511 at fiscal year end. Conservative Wealth Strategy utilized $12,758,939 of capital loss carryforwards during the fiscal year, and had a net capital loss carryforward of $31,109,470 at fiscal year end. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Strategy’s next taxable year. Similarly, net ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Strategy’s next taxable year. Wealth Appreciation Strategy and Balanced Wealth Strategy elected to defer $5,906 and $934 of post-October short-term capital losses that are deemed to arise on September 1, 2014. Additionally, Wealth Appreciation Strategy and Conservative Wealth Strategy elected to defer $4,573,718 and $177,832 of qualified late-year ordinary losses that are deemed to arise on September 1, 2014.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and return of capital distributions received from underlying securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of August 31, 2014, the Strategies had net capital loss carryforwards which will expire as follows:

Strategy	SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
Wealth Appreciation	$86,002,777	n/a	2018
Wealth Appreciation	47,886,250	n/a	2019
Balanced Wealth	108,007,072	n/a	2018
Balanced Wealth	80,057,439	n/a	2019
Conservative Wealth	17,469,035	n/a	2018
Conservative Wealth	13,640,435	n/a	2019

AB WEALTH STRATEGIES •	59

Notes to Financial Statements

NOTE I

Subsequent Event

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategies’ financial statements through this date.

60	• AB WEALTH STRATEGIES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class A
	Six Months Ended February 28, 2015 (unaudited)		Year Ended August 31,
			2014		2013	2012	2011		2010

Net asset value, beginning of period	$ 15.76		$ 13.36		$ 11.63	$ 11.26	$ 10.00		$ 9.89

Income From Investment Operations
Net investment income(a)	.36	(b)	.37	(b)	.06	.10	.19		.09
Net realized and unrealized gain (loss) on investment transactions	(.18)		2.30		1.77	.46	1.17		.14

Net increase in net asset value from operations	.18		2.67		1.83	.56	1.36		.23

Less: Dividends
Dividends from net investment income	(.35)		(.27)		(.10)	(.19)	(.10)		(.12)

Net asset value, end of period	$ 15.59		$ 15.76		$ 13.36	$ 11.63	$ 11.26		$ 10.00

Total Return
Total investment return based on net asset value(c)	1.28%		20.21%		15.86%	5.11%	13.58%		2.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$405,213		$417,381		$382,178	$406,461	$471,196		$518,314
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.89	%^	1.05%		1.07%	1.09%	1.09	%+	1.10	%+
Expenses, before waivers/reimbursements(d)	1.01	%^	1.06%		1.07%	1.09%	1.09	%+	1.10	%+
Net investment income	4.79	%(b)^	2.52	%(b)	.48%	.88%	1.60	%+	.86	%+
Portfolio turnover rate	5%		20%		4%	29%	4%		4%

See footnote summary on page 82.

AB WEALTH STRATEGIES •	61

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class B
Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 15.64	$ 13.20	$ 11.47	$ 11.08	$ 9.84	$ 9.73

Income From Investment Operations
Net investment income (loss)(a)	.30	(b)	.31	(b)	(.02)	.02	.10	.01
Net realized and unrealized gain (loss) on investment transactions	(.17)	2.23	1.75	.45	1.16	.15

Net increase in net asset value from operations	.13	2.54	1.73	.47	1.26	.16

Less: Dividends
Dividends from net investment income	(.20)	(.10)	– 0	–	(.08)	(.02)	(.05)

Net asset value, end of period	$ 15.57	$ 15.64	$ 13.20	$ 11.47	$ 11.08	$ 9.84

Total Return
Total investment return based on net asset value(c)	.89%	19.33%	15.08%	4.29%	12.76%	1.57%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$44,128	$57,541	$77,795	$99,167	$135,139	$151,107
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.65	%^	1.76%	1.79%	1.82%	1.83	%+	1.84	%+
Expenses, before waivers/reimbursements(d)	1.77	%^	1.77%	1.79%	1.82%	1.83	%+	1.84	%+
Net investment income (loss)	3.96	%(b)^	2.10	%(b)	(.17)%	.21%	.85	%+	.13	%+
Portfolio turnover rate	5%	20%	4%	29%	4%	4%

See footnote summary on page 82.

62	• AB WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class C
	Six Months Ended February 28, 2015 (unaudited)		Year Ended August 31,
			2014		2013	2012	2011		2010

Net asset value, beginning of period	$ 15.62		$ 13.21		$ 11.49	$ 11.09	$ 9.85		$ 9.74

Income From Investment Operations
Net investment income (loss)(a)	.31	(b)	.27	(b)	(.03)	.02	.10		.02
Net realized and unrealized gain (loss) on investment transactions	(.19)		2.27		1.76	.46	1.16		.14

Net increase in net asset value from operations	.12		2.54		1.73	.48	1.26		.16

Less: Dividends
Dividends from net investment income	(.23)		(.13)		(.01)	(.08)	(.02)		(.05)

Net asset value, end of period	$ 15.51		$ 15.62		$ 13.21	$ 11.49	$ 11.09		$ 9.85

Total Return
Total investment return based on net asset value(c)	.88%		19.36%		15.02%	4.39%	12.74%		1.57%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$125,877		$134,675		$129,818	$141,224	$173,437		$198,641
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.64	%^	1.75%		1.78%	1.80%	1.80	%+	1.82	%+
Expenses, before waivers/reimbursements(d)	1.76	%^	1.76%		1.78%	1.80%	1.80	%+	1.82	%+
Net investment income (loss)	4.06	%(b)^	1.84	%(b)	(.22)%	.19%	.88	%+	.15	%+
Portfolio turnover rate	5%		20%		4%	29%	4%		4%

See footnote summary on page 82.

AB WEALTH STRATEGIES •	63

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Advisor Class
	Six Months Ended February 28, 2015 (unaudited)		Year Ended August 31,
			2014		2013	2012	2011		2010

Net asset value, beginning of period	$ 15.75		$ 13.37		$ 11.64	$ 11.29	$ 10.02		$ 9.91

Income From Investment Operations
Net investment income(a)	.38	(b)	.41	(b)	.09	.12	.22		.12
Net realized and unrealized gain (loss) on investment transactions	(.19)		2.30		1.79	.46	1.19		.14

Net increase in net asset value from operations	.19		2.71		1.88	.58	1.41		.26

Less: Dividends
Dividends from net investment income	(.39)		(.33)		(.15)	(.23)	(.14)		(.15)

Net asset value, end of period	$ 15.55		$ 15.75		$ 13.37	$ 11.64	$ 11.29		$ 10.02

Total Return
Total investment return based on net asset value(c)	1.40%		20.53%		16.27%	5.36%	13.99%		2.54%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$925,071		$921,935		$800,563	$766,969	$716,998		$595,665
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.64	%^	.75%		.77%	.79%	.79	%+	.80	%+
Expenses, before waivers/reimbursements(d)	.76	%^	.76%		.77%	.79%	.79	%+	.80	%+
Net investment income	5.06	%(b)^	2.77	%(b)	.74%	1.07%	1.79	%+	1.13	%+
Portfolio turnover rate	5%		20%		4%	29%	4%		4%

See footnote summary on page 82.

64	• AB WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class R
	Six Months Ended February 28, 2015 (unaudited)		Year Ended August 31,
			2014		2013		2012	2011		2010

Net asset value, beginning of period	$ 15.63		$ 13.22		$ 11.45		$ 11.07	$ 9.83		$ 9.75

Income From Investment Operations
Net investment income(a)	.34	(b)	.33	(b)	.03		.08	.14		.05
Net realized and unrealized gain (loss) on investment transactions	(.19)		2.26		1.74		.44	1.16		.14

Net increase in net asset value from operations	.15		2.59		1.77		.52	1.30		.19

Less: Dividends
Dividends from net investment income	(.29)		(.18)		– 0	–	(.14)	(.06)		(.11)

Net asset value, end of period	$ 15.49		$ 15.63		$ 13.22		$ 11.45	$ 11.07		$ 9.83

Total Return
Total investment return based on net asset value(c)	1.06%		19.75%		15.46%		4.78%	13.21%		1.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,078		$5,665		$5,953		$8,045	$17,480		$17,617
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.32	%^	1.43%		1.41%		1.45%	1.46	%+	1.45	%+
Expenses, before waivers/reimbursements(d)	1.44	%^	1.44%		1.41%		1.45%	1.46	%+	1.45	%+
Net investment income	4.54	%(b)^	2.27	%(b)	.21%		.69%	1.17	%+	.50	%+
Portfolio turnover rate	5%		20%		4%		29%	4%		4%

See footnote summary on page 82.

AB WEALTH STRATEGIES •	65

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class K
	Six Months Ended February 28, 2015 (unaudited)		Year Ended August 31,
			2014		2013	2012	2011		2010

Net asset value, beginning of period	$ 15.66		$ 13.28		$ 11.57	$ 11.18	$ 9.93		$ 9.83

Income From Investment Operations
Net investment income(a)	.32	(b)	.37	(b)	.05	.09	.17		.08
Net realized and unrealized gain (loss) on investment transactions	(.15)		2.27		1.76	.46	1.18		.15

Net increase in net asset value from operations	.17		2.64		1.81	.55	1.35		.23

Less: Dividends
Dividends from net investment income	(.33)		(.26)		(.10)	(.16)	(.10)		(.13)

Net asset value, end of period	$ 15.50		$ 15.66		$ 13.28	$11.57	$ 11.18		$ 9.93

Total Return
Total investment return based on net asset value(c)	1.20%		20.12%		15.78%	5.07%	13.53%		2.28%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,959		$17,865		$16,319	$16,616	$21,677		$20,044
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.01	%^	1.12%		1.11%	1.13%	1.15	%+	1.13	%+
Expenses, before waivers/reimbursements(d)	1.13	%^	1.13%		1.11%	1.13%	1.15	%+	1.13	%+
Net investment income	4.30	%(b)^	2.48	%(b)	.42%	.83%	1.45	%+	.78	%+
Portfolio turnover rate	5%		20%		4%	29%	4%		4%

See footnote summary on page 82.

66	• AB WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class I
	Six Months Ended February 28, 2015 (unaudited)		Year Ended August 31,
			2014		2013	2012	2011		2010

Net asset value, beginning of period	$ 15.72		$ 13.34		$ 11.61	$ 11.25	$ 9.99		$ 9.88

Income From Investment Operations
Net investment income(a)	.48	(b)	.41	(b)	.09	.18	.22		.13
Net realized and unrealized gain (loss) on investment transactions	(.28)		2.29		1.77	.41	1.18		.13

Net increase in net asset value from operations	.20		2.70		1.86	.59	1.40		.26

Less: Dividends
Dividends from net investment income	(.39)		(.32)		(.13)	(.23)	(.14)		(.15)

Net asset value, end of period	$ 15.53		$ 15.72		$ 13.34	$ 11.61	$ 11.25		$ 9.99

Total Return
Total investment return based on net asset value(c)	1.42%		20.53%		16.16%	5.43%	13.90%		2.58%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,053		$4,576		$3,886	$3,934	$10,552		$11,094
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.68	%^	.79%		.79%	.80%	.82	%+	.80	%+
Expenses, before waivers/reimbursements(d)	.79	%^	.81%		.79%	.80%	.82	%+	.80	%+
Net investment income	6.23	%(b)^	2.78	%(b)	.72%	1.53%	1.82	%+	1.18	%+
Portfolio turnover rate	5%		20%		4%	29%	4%		4%

See footnote summary on page 82.

AB WEALTH STRATEGIES •	67

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class A
	Six Months Ended February 28, 2015 (unaudited)		Year Ended August 31,
			2014		2013		2012	2011		2010

Net asset value, beginning of period	$ 14.31		$ 12.74		$ 11.85		$ 11.47	$ 10.61		$ 10.14

Income From Investment Operations
Net investment income(a)	.41	(b)	.39	(b)	.23		.22	.33		.24
Net realized and unrealized gain (loss) on investment transactions	(.23)		1.56		.89		.44	.83		.47

Net increase in net asset value from operations	.18		1.95		1.12		.66	1.16		.71

Less: Dividends and Distributions
Dividends from net investment income	(.32)		(.38)		(.23)		(.26)	(.30)		(.24)
Tax return of capital	– 0	–	– 0	–	(.00	)(e)	(.02)	– 0	–	(.00	)(e)

Total dividends and distributions	(.32)		(.38)		(.23)		(.28)	(.30)		(.24)

Net asset value, end of period	$ 14.17		$ 14.31		$ 12.74		$ 11.85	$ 11.47		$ 10.61

Total Return
Total investment return based on net asset value(c)	1.41%		15.56%		9.49%		5.81%	10.86%		6.98%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$766		$782		$732		$791	$927		$1,022
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.86	%^	.98%		.99%		1.00%	.99	%+	.99	%+
Expenses, before waivers/reimbursements(d)	.94	%^	.99%		.99%		1.00%	.99	%+	.99	%+
Net investment income	5.84	%(b)^	2.87	%(b)	1.87%		1.93%	2.77	%+	2.19	%+
Portfolio turnover rate	8%		15%		4%		34%	4%		5%

See footnote summary on page 82.

68	• AB WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class B
	Six Months Ended February 28, 2015 (unaudited)		Year Ended August 31,
			2014		2013		2012	2011		2010

Net asset value, beginning of period	$ 14.13		$ 12.64		$ 11.80		$ 11.40	$ 10.55		$ 10.09

Income From Investment Operations
Net investment income(a)	.34	(b)	.33	(b)	.16		.14	.24		.16
Net realized and unrealized gain (loss) on investment transactions	(.21)		1.50		.86		.43	.82		.46

Net increase in net asset value from operations	.13		1.83		1.02		.57	1.06		.62

Less: Dividends and Distributions
Dividends from net investment income	(.22)		(.34)		(.18)		(.16)	(.21)		(.16)
Tax return of capital	– 0	–	– 0	–	(.00	)(e)	(.01)	– 0	–	(.00	)(e)

Total dividends and distributions	(.22)		(.34)		(.18)		(.17)	(.21)		(.16)

Net asset value, end of period	$ 14.04		$ 14.13		$ 12.64		$ 11.80	$ 11.40		$ 10.55

Total Return
Total investment return based on net asset value(c)	.98%		14.75%		8.66%		5.06%	10.04%		6.16%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$89,468		$118,556		$166,923		$230,241	$309,895		$354,756
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.62	%^	1.69%		1.70%		1.72%	1.72	%+	1.72	%+
Expenses, before waivers/reimbursements(d)	1.70	%^	1.70%		1.70%		1.72%	1.72	%+	1.72	%+
Net investment income	4.98	%(b)^	2.41	%(b)	1.26%		1.25%	2.06	%+	1.47	%+
Portfolio turnover rate	8%		15%		4%		34%	4%		5%

See footnote summary on page 82.

AB WEALTH STRATEGIES •	69

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class C
	Six Months Ended February 28, 2015 (unaudited)		Year Ended August 31,
			2014		2013		2012	2011		2010

Net asset value, beginning of period	$ 14.15		$ 12.66		$ 11.82		$ 11.42	$ 10.56		$ 10.10

Income From Investment Operations
Net investment income(a)	.35	(b)	.30	(b)	.15		.14	.24		.16
Net realized and unrealized gain (loss) on investment transactions	(.22)		1.54		.87		.43	.83		.46

Net increase in net asset value from operations	.13		1.84		1.02		.57	1.07		.62

Less: Dividends and Distributions
Dividends from net investment income	(.24)		(.35)		(.18)		(.16)	(.21)		(.16)
Tax return of capital	– 0	–	– 0	–	(.00	)(e)	(.01)	– 0	–	(.00	)(e)

Total dividends and distributions	(.24)		(.35)		(.18)		(.17)	(.21)		(.16)

Net asset value, end of period	$ 14.04		$ 14.15		$ 12.66		$ 11.82	$ 11.42		$ 10.56

Total Return
Total investment return based on net asset value(c)	.99%		14.74%		8.67%		5.08%	10.12%		6.15%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$249,507		$266,720		$262,751		$296,426	$375,644		$430,059
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.62	%^	1.69%		1.69%		1.70%	1.70	%+	1.70	%+
Expenses, before waivers/reimbursements(d)	1.70	%^	1.69%		1.69%		1.70%	1.70	%+	1.70	%+
Net investment income	5.09	%(b)^	2.20	%(b)	1.17%		1.24%	2.07	%+	1.49	%+
Portfolio turnover rate	8%		15%		4%		34%	4%		5%

See footnote summary on page 82.

70	• AB WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Advisor Class
	Six Months Ended February 28, 2015 (unaudited)		Year Ended August 31,
			2014		2013		2012	2011		2010

Net asset value, beginning of period	$ 14.40		$ 12.79		$ 11.88		$ 11.51	$ 10.64		$ 10.17

Income From Investment Operations
Net investment income(a)	.43	(b)	.43	(b)	.27		.24	.35		.26
Net realized and unrealized gain (loss) on investment transactions	(.23)		1.57		.89		.45	.85		.48

Net increase in net asset value from operations	.20		2.00		1.16		.69	1.20		.74

Less: Dividends and Distributions
Dividends from net investment income	(.36)		(.39)		(.25)		(.30)	(.33)		(.27)
Tax return of capital	– 0	–	– 0	–	(.00	)(e)	(.02)	– 0	–	(.00	)(e)

Total dividends and distributions	(.36)		(.39)		(.25)		(.32)	(.33)		(.27)

Net asset value, end of period	$ 14.24		$ 14.40		$ 12.79		$ 11.88	$ 11.51		$ 10.64

Total Return
Total investment return based on net asset value(c)	1.50%		15.94%		9.81%		6.09%	11.24%		7.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$101,846		$109,579		$95,982		$103,716	$103,772		$84,269
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.61	%^	.69%		.69%		.70%	.69	%+	.69	%+
Expenses, before waivers/reimbursements(d)	.69	%^	.69%		.69%		.70%	.69	%+	.69	%+
Net investment income	6.15	%(b)^	3.17	%(b)	2.14%		2.12%	2.93	%+	2.45	%+
Portfolio turnover rate	8%		15%		4%		34%	4%		5%

See footnote summary on page 82.

AB WEALTH STRATEGIES •	71

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class R
	Six Months Ended February 28, 2015 (unaudited)		Year Ended August 31,
			2014		2013		2012	2011		2010

Net asset value, beginning of period	$ 14.21		$ 12.69		$ 11.82		$ 11.44	$ 10.58		$ 10.12

Income From Investment Operations
Net investment income(a)	.38	(b)	.41	(b)	.20		.18	.25		.19
Net realized and unrealized gain (loss) on investment transactions	(.22)		1.47		.87		.42	.87		.47

Net increase in net asset value from operations	.16		1.88		1.07		.60	1.12		.66

Less: Dividends and Distributions
Dividends from net investment income	(.28)		(.36)		(.20)		(.20)	(.26)		(.20)
Tax return of capital	– 0	–	– 0	–	(.00	)(e)	(.02)	– 0	–	(.00	)(e)

Total dividends and distributions	(.28)		(.36)		(.20)		(.22)	(.26)		(.20)

Net asset value, end of period	$ 14.09		$ 14.21		$ 12.69		$ 11.82	$ 11.44		$ 10.58

Total Return
Total investment return based on net asset value(c)	1.21%		15.09%		9.13%		5.35%	10.55%		6.52%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,274		$11,761		$17,316		$20,020	$34,602		$24,966
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.27	%^	1.34%		1.35%		1.35%	1.35	%+	1.35	%+
Expenses, before waivers/reimbursements(d)	1.35	%^	1.35%		1.35%		1.35%	1.35	%+	1.35	%+
Net investment income	5.50	%(b)^	3.05	%(b)	1.62%		1.56%	2.08	%+	1.80	%+
Portfolio turnover rate	8%		15%		4%		34%	4%		5%

See footnote summary on page 82.

72	• AB WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class K
	Six Months Ended February 28, 2015 (unaudited)		Year Ended August 31,
			2014		2013		2012	2011		2010

Net asset value, beginning of period	$ 14.26		$ 12.71		$ 11.83		$ 11.45	$ 10.60		$ 10.13

Income From Investment Operations
Net investment income(a)	.38	(b)	.35	(b)	.22		.23	.32		.22
Net realized and unrealized gain (loss) on investment transactions	(.20)		1.58		.88		.43	.82		.49

Net increase in net asset value from operations	.18		1.93		1.10		.66	1.14		.71

Less: Dividends and Distributions
Dividends from net investment income	(.31)		(.38)		(.22)		(.26)	(.29)		(.24)
Tax return of capital	– 0	–	– 0	–	(.00	)(e)	(.02)	– 0	–	(.00	)(e)

Total dividends and distributions	(.31)		(.38)		(.22)		(.28)	(.29)		(.24)

Net asset value, end of period	$ 14.13		$ 14.26		$ 12.71		$ 11.83	$ 11.45		$ 10.60

Total Return
Total investment return based on net asset value(c)	1.40%		15.44%		9.40%		5.85%	10.74%		6.95%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,342		$29,819		$25,081		$30,538	$26,355		$24,859
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.96	%^	1.03%		1.04%		1.02%	1.04	%+	1.03	%+
Expenses, before waivers/reimbursements(d)	1.04	%^	1.04%		1.04%		1.02%	1.04	%+	1.03	%+
Net investment income	5.45	%(b)^	2.59	%(b)	1.76%		1.95%	2.72	%+	2.06	%+
Portfolio turnover rate	8%		15%		4%		34%	4%		5%

See footnote summary on page 82.

AB WEALTH STRATEGIES •	73

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class I
	Six Months Ended February 28, 2015 (unaudited)		Year Ended August 31,
			2014		2013		2012	2011		2010

Net asset value, beginning of period	$ 14.35		$ 12.76		$ 11.85		$ 11.48	$ 10.62		$ 10.15

Income From Investment Operations
Net investment income(a)	.43	(b)	.43	(b)	.26		.27	.36		.26
Net realized and unrealized gain (loss) on investment transactions	(.23)		1.55		.89		.42	.83		.48

Net increase in net asset value from operations	.20		1.98		1.15		.69	1.19		.74

Less: Dividends and Distributions
Dividends from net investment income	(.35)		(.39)		(.24)		(.30)	(.33)		(.27)
Tax return of capital	– 0	–	– 0	–	(.00	)(e)	(.02)	– 0	–	(.00	)(e)

Total dividends and distributions	(.35)		(.39)		(.24)		(.32)	(.33)		(.27)

Net asset value, end of period	$ 14.20		$ 14.35		$ 12.76		$ 11.85	$ 11.48		$ 10.62

Total Return
Total investment return based on net asset value(c)	1.54%		15.82%		9.82%		6.10%	11.14%		7.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,241		$14,204		$12,653		$12,925	$21,796		$21,211
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.63	%^	.70%		.71%		.70%	.71	%+	.69	%+
Expenses, before waivers/reimbursements(d)	.71	%^	.71%		.71%		.70%	.71	%+	.69	%+
Net investment income	6.23	%(b)^	3.14	%(b)	2.12%		2.34%	3.00	%+	2.49	%+
Portfolio turnover rate	8%		15%		4%		34%	4%		5%

See footnote summary on page 82.

74	• AB WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class A
Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 12.43	$ 11.59	$ 11.34	$ 11.17	$ 10.66	$ 10.14

Income From Investment Operations
Net investment income(a)	.27	(b)	.23	(b)	.20	.23	.26	.20
Net realized and unrealized gain (loss) on investment transactions	(.11)	.82	.25	.20	.51	.53

Net increase in net asset value from operations	.16	1.05	.45	.43	.77	.73

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.21)	(.20)	(.26)	(.26)	(.21)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(e)

Total dividends and distributions	(.05)	(.21)	(.20)	(.26)	(.26)	(.21)

Net asset value, end of period	$ 12.54	$ 12.43	$ 11.59	$ 11.34	$ 11.17	$ 10.66

Total Return
Total investment return based on net asset value(c)	1.32%	9.20%	3.93%	3.93%	7.23%	7.21%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$202,166	$209,189	$219,653	$255,748	$292,825	$346,347
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.93	%^	1.02%	1.03%	1.02%	1.01	%+	1.00	%+
Expenses, before waivers/reimbursements(d)	.99	%^	1.03%	1.03%	1.02%	1.01	%+	1.00	%+
Net investment income	4.34	%(b)^	1.88	%(b)	1.70%	2.08%	2.34	%+	1.87	%+
Portfolio turnover rate	5%	11%	4%	21%	4%	5%

See footnote summary on page 82.

AB WEALTH STRATEGIES •	75

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class B
Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 12.29	$ 11.50	$ 11.29	$ 11.10	$ 10.60	$ 10.08

Income From Investment Operations
Net investment income(a)	.21	(b)	.15	(b)	.12	.16	.18	.12
Net realized and unrealized gain (loss) on investment transactions	(.10)	.81	.24	.19	.50	.53

Net increase in net asset value from operations	.11	.96	.36	.35	.68	.65

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.17)	(.15)	(.16)	(.18)	(.13)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(e)

Total dividends and distributions	– 0	–	(.17)	(.15)	(.16)	(.18)	(.13)

Net asset value, end of period	$ 12.40	$ 12.29	$ 11.50	$ 11.29	$ 11.10	$ 10.60

Total Return
Total investment return based on net asset value(c)	.90%	8.46%	3.17%	3.21%	6.43%	6.48%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,820	$37,181	$52,372	$76,229	$101,883	$119,926
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.68	%^	1.73%	1.74%	1.75%	1.74	%+	1.72	%+
Expenses, before waivers/reimbursements(d)	1.74	%^	1.74%	1.74%	1.75%	1.74	%+	1.72	%+
Net investment income	3.49	%(b)^	1.28	%(b)	1.06%	1.42%	1.61	%+	1.17	%+
Portfolio turnover rate	5%	11%	4%	21%	4%	5%
See footnote summary on page 82.

76	• AB WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class C
Six Months Ended February 28, 2015	Year Ended August 31,
(unaudited)	2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 12.29	$ 11.50	$ 11.29	$ 11.10	$ 10.60	$ 10.08

Income From Investment Operations
Net investment income(a)	.22	(b)	.14	(b)	.11	.15	.18	.12
Net realized and unrealized gain (loss) on investment transactions	(.11)	.82	.25	.21	.50	.53

Net increase in net asset value from operations	.11	.96	.36	.36	.68	.65

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.17)	(.15)	(.17)	(.18)	(.13)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(e)

Total dividends and distributions	– 0	–	(.17)	(.15)	(.17)	(.18)	(.13)

Net asset value, end of period	$ 12.40	$ 12.29	$ 11.50	$ 11.29	$ 11.10	$ 10.60

Total Return
Total investment return based on net asset value(c)	.90%	8.47%	3.18%	3.24%	6.43%	6.48%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$90,317	$95,109	$104,830	$124,847	$148,245	$171,195
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.68	%^	1.73%	1.73%	1.73%	1.72	%+	1.71	%+
Expenses, before waivers/reimbursements(d)	1.74	%^	1.73%	1.73%	1.73%	1.72	%+	1.71	%+
Net investment income	3.58	%(b)^	1.20	%(b)	.98%	1.39%	1.63	%+	1.17	%+
Portfolio turnover rate	5%	11%	4%	21%	4%	5%

See footnote summary on page 82.

AB WEALTH STRATEGIES •	77

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Advisor Class
Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 12.48	$ 11.62	$ 11.35	$ 11.19	$ 10.68	$ 10.15

Income From Investment Operations
Net investment income(a)	.29	(b)	.24	(b)	.24	.27	.29	.23
Net realized and unrealized gain (loss) on investment transactions	(.11)	.85	.24	.19	.51	.54

Net increase in net asset value from operations	.18	1.09	.48	.46	.80	.77

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.23)	(.21)	(.30)	(.29)	(.23)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.08)	(.23)	(.21)	(.30)	(.29)	(.24)

Net asset value, end of period	$ 12.58	$ 12.48	$ 11.62	$ 11.35	$ 11.19	$ 10.68

Total Return
Total investment return based on net asset value(c)	1.43%	9.52%	4.27%	4.22%	7.52%	7.62%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,920	$16,800	$11,701	$13,501	$17,706	$23,631
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.68	%^	.72%	.73%	.72%	.71	%+	.70	%+
Expenses, before waivers/reimbursements(d)	.74	%^	.73%	.73%	.72%	.71	%+	.70	%+
Net investment income	4.70	%(b)^	1.97	%(b)	2.03%	2.40%	2.63	%+	2.15	%+
Portfolio turnover rate	5%	11%	4%	21%	4%	5%

See footnote summary on page 82.

78	• AB WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class R
Six Months Ended February 28, 2015	Year Ended August 31,
(unaudited)	2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 12.42	$ 11.60	$ 11.37	$ 11.19	$ 10.67	$ 10.15

Income From Investment Operations
Net investment income(a)	.25	(b)	.19	(b)	.15	.22	.21	.16
Net realized and unrealized gain (loss) on investment transactions	(.11)	.82	.25	.16	.53	.53

Net increase in net asset value from operations	.14	1.01	.40	.38	.74	.69

Less: Dividends and Distributions
Dividends from net investment income	(.02)	(.19)	(.17)	(.20)	(.22)	(.17)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(e)

Total dividends and distributions	(.02)	(.19)	(.17)	(.20)	(.22)	(.17)

Net asset value, end of period	$ 12.54	$ 12.42	$ 11.60	$ 11.37	$ 11.19	$ 10.67

Total Return
Total investment return based on net asset value(c)	1.13%	8.84%	3.53%	3.46%	6.93%	6.83%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,887	$7,237	$7,280	$8,059	$15,068	$14,726
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.34	%^	1.39%	1.39%	1.39%	1.39	%+	1.37	%+
Expenses, before waivers/reimbursements(d)	1.40	%^	1.39%	1.39%	1.39%	1.39	%+	1.37	%+
Net investment income	4.08	%(b)^	1.54	%(b)	1.27%	1.94%	1.86	%+	1.49	%+
Portfolio turnover rate	5%	11%	4%	21%	4%	5%

See footnote summary on page 82.

AB WEALTH STRATEGIES •	79

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class K
Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 12.41	$ 11.57	$ 11.32	$ 11.16	$ 10.65	$ 10.13

Income From Investment Operations
Net investment income(a)	.26	(b)	.24	(b)	.18	.20	.23	.19
Net realized and unrealized gain (loss) on investment transactions	(.12)	.81	.26	.22	.53	.53

Net increase in net asset value from operations	.14	1.05	.44	.42	.76	.72

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.21)	(.19)	(.26)	(.25)	(.20)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(e)

Total dividends and distributions	(.04)	(.21)	(.19)	(.26)	(.25)	(.20)

Net asset value, end of period	$ 12.51	$ 12.41	$ 11.57	$ 11.32	$ 11.16	$ 10.65

Total Return
Total investment return based on net asset value(c)	1.18%	9.22%	3.91%	3.82%	7.18%	7.16%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,753	$8,611	$8,519	$9,039	$7,684	$5,447
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.03	%^	1.08%	1.07%	1.05%	1.08	%+	1.05	%+
Expenses, before waivers/reimbursements(d)	1.09	%^	1.08%	1.07%	1.05%	1.08	%+	1.05	%+
Net investment income	4.26	%(b)^	1.97	%(b)	1.58%	1.82%	2.05	%+	1.80	%+
Portfolio turnover rate	5%	11%	4%	21%	4%	5%

See footnote summary on page 82.

80	• AB WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class I
Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 12.46	$ 11.60	$ 11.33	$ 11.17	$ 10.66	$ 10.14

Income From Investment Operations
Net investment income(a)	.35	(b)	.31	(b)	.23	.35	.28	.22
Net realized and unrealized gain (loss) on investment transactions	(.19)	.78	.25	.11	.52	.54

Net increase in net asset value from operations	.16	1.09	.48	.46	.80	.76

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.23)	(.21)	(.30)	(.29)	(.23)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.07)	(.23)	(.21)	(.30)	(.29)	(.24)

Net asset value, end of period	$ 12.55	$ 12.46	$ 11.60	$ 11.33	$ 11.17	$ 10.66

Total Return
Total investment return based on net asset value(c)	1.33%	9.54%	4.26%	4.19%	7.49%	7.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$457	$538	$874	$1,118	$2,868	$3,038
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.70	%^	.75%	.75%	.73%	.74	%+	.73	%+
Expenses, before waivers/reimbursements(d)	.76	%^	.75%	.75%	.73%	.74	%+	.73	%+
Net investment income	5.72	%(b)^	2.56	%(b)	1.98%	3.04%	2.45	%+	2.12	%+
Portfolio turnover rate	5%	11%	4%	21%	4%	5%

See footnote summary on page 82.

AB WEALTH STRATEGIES •	81

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Strategy distributions or the redemption of Strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Expense ratios do not include expenses of the AB Pooling Portfolios and MMAS in which the Strategy invests. For the periods shown below, the estimated annualized blended expense ratios of the AB Pooling Portfolios and MMAS were as follows:

	Six Months Ended February 28, 2015 (unaudited)		Year Ended August 31,
			2014	2013	2012	2011	2010
Wealth Appreciation Strategy	.35	%^	.05%	.04%	.03%	.03%	.02%
Balanced Wealth Strategy	.25	%^	.05%	.04%	.03%	.03%	.03%
Conservative Wealth Strategy	.19	%^	.04%	.03%	.03%	.03%	.03%

(e)	Amount is less than $.005.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

82	• AB WEALTH STRATEGIES

Financial Highlights

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Daniel J. Loewy(2), Vice President Christopher H. Nikolich(2), Vice President Patrick J. Rudden(2), Vice President

Vadim Zlotnikov(2), Vice President

Emilie D. Wrapp, Clerk

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller and Chief Accounting Officer

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, each Strategy’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Loewy, Nikolich, Rudden and Zlotnikov are the investment professionals primarily responsible for the day-to-day management of each Strategy’s portfolio.

AB WEALTH STRATEGIES •	83

Trustees

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Portfolios (the “Trust”) in respect of AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Appreciation Strategy and AllianceBernstein Conservative Wealth Strategy (each a “Strategy” and collectively the “Strategies”),2 prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Board of Trustees, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Strategies seek to achieve their investment objectives by investing in a combination of the AllianceBernstein Pooling Portfolios (the “Pooling Portfolios”),3 which represent a variety of asset classes and investment styles. As a result, certain expenses will be minimal, such as custodian charges, or non-existent, such as brokerage commissions, except as incurred indirectly through the Pooling Portfolios.

At the May 2014 meetings, the Board of Trustees approved the Adviser’s proposal to modify the Strategies to allow for the inclusion of the AllianceBernstein Multi-Manager Alternative Strategies Fund (“MMAS”) as one of the underlying portfolios for each Strategy. The Adviser made the recommendation to better integrate alternative investments in the Wealth Strategies to provide diversification benefits.

1	The information in the fee evaluation was completed on July 24, 2014 and discussed with the Board of Trustees on August 5-7, 2014.

2	Future references to the Strategies do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies.

3

The AllianceBernstein Pooling Portfolios include U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, Multi-Asset Real Return Portfolio, International Value Portfolio, International Growth Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High Yield Portfolio and Volatility Management Portfolio.

84	• AB WEALTH STRATEGIES

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4 ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that each Strategy pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5

In connection with the Strategies’ investments in MMAS, the Adviser will waive its advisory fee from each Strategy in an amount equal to the portion of the

4	Jones v. Harris at 1427.

5	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

AB WEALTH STRATEGIES •	85

MMAS management fee that the Adviser retains — i.e., does not pay to MMAS’ sub-advisers. Specifically, MMAS’ management fee is 1.90%, and out of this fee, the Adviser will generally pay the sub-advisers a fee of 1.00%. Accordingly, the MMAS management fee rate for each Strategy would be reduced by approximately 0.90%. The Adviser will also waive other MMAS fees and operating expenses until December 31, 2015.6 The shareholders of the Strategies will indirectly bear their proportionate share of the portion of the management fee that is paid to the sub-advisers as well as other MMAS expenses. Such increase in expenses will range up to 0.12%, depending on the size of each Strategy’s allocation to MMAS and assuming that the expense caps proposed for MMAS are in place, which expense caps will be in effect for at least one year from the launch of MMAS. To the extent that a sub-advisory fee is greater or less than the 1.00% rate agreed to by all of the proposed initial MMAS sub-advisers, the amount of the advisory fee retained by the Adviser and, therefore, the amount of the Adviser’s fee waiver would change. In addition to the foregoing, the Adviser intends to waive additional fees payable by the Strategies for a period of at least one year in order to eliminate the expense ratio impact of MMAS’ non-advisory other fees and expenses.

Category	Advisory Fees Based on a percentage of Average Daily Net Assets	Net Assets 6/30/14 ($MIL)	Strategy
Balanced	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$1,351.7	Balanced Wealth Strategy

Blend	0.65% on 1st $2.5 billion 0.55% on next $2.5 billion 0.50% on the balance	$1,571.0	Wealth Appreciation Strategy

Balanced	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$380.4	Conservative Wealth Strategy

With respect to Wealth Appreciation Strategy, the Strategy’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Strategy. To date, the Trustees have not authorized reimbursement payments under the provisions. The Investment Advisory Agreements for Balanced Wealth Strategy and Conservative Wealth Strategy do not provide for reimbursement to the Adviser for the above described expenses.

6	The impact of the other MMAS fees and operating expenses waiver for each Wealth Strategy will range up to 1 basis point, depending on the size of the Wealth Strategy.

86	• AB WEALTH STRATEGIES

Set forth below are the total expense ratios of the Strategies for the most recent semi-annual period: 7,8

Strategy	Total Expense Ratio (2/28/14)			Fiscal Year End
Balanced Wealth Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.02 1.72 1.72 1.35 1.04 0.71 0.72	% % % % % % %	August 31

Wealth Appreciation Strategy	Class A	1.07%		August 31
	Class B Class C Class R Class K Class I Advisor	1.78 1.78 1.44 1.13 0.80 0.77	% % % % % %

Conservative Wealth Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.07 1.78 1.78 1.40 1.08 0.76 0.78	% % % % % % %	August 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time

7	The expense ratios include expenses of the underlying Pooling Portfolios in which the Strategies invest. With respect to Balanced Wealth Strategy, Wealth Appreciation Strategy and Conservative Wealth Strategy, for the six-month period ended February 28, 2013, the estimated annualized acquired fund fees and expenses related to the Pooling Portfolios were 0.04%, 0.04% and 0.03%, respectively.

8	Semi-annual total expense ratios are unaudited.

AB WEALTH STRATEGIES •	87

required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Strategies’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategies.9 However, the Adviser represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment style as any of the Strategies.

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of AVPS – Balanced Wealth Strategy Portfolio, which has a similar investment style as Balanced Wealth Strategy ..10

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

10	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, Balanced Wealth Strategy has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

88	• AB WEALTH STRATEGIES

Fund	AVPS Portfolio	Fee Schedule
Balanced Wealth Strategy	Balanced Wealth Strategy Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% Excess of $5 billion

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Global Conservative Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Strategy:

Fund	Luxembourg Fund	Fee[11]
Conservative Wealth Strategy	Global Conservative Portfolio Class A Class I (Institutional)	1.15% 0.60%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative services, but not for distribution-related services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as the Strategies are as follows:

Strategy	ITM Mutual Fund	Fee
Balanced Wealth Strategy	Alliance Global Balanced Neutral[12]	0.70%

Wealth Appreciation Strategy	Alliance Global Balanced Aggressive	0.75%

Conservative Wealth Strategy	Alliance Global Balanced – Conservative	0.65%

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Strategies.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategies with fees charged to other

11	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory and distribution-related services, unlike Class I shares, whose fee is only for investment advisory services.

12	This ITM fund is privately placed or institutional.

AB WEALTH STRATEGIES •	89

investment companies for similar services offered by other investment advisers.13 Lipper’s analysis included the comparison of each Strategy’s contractual management fee, estimated at the approximate current asset level of the Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”)14 and the Strategy’s contractual management fee ranking.15

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs for Balanced Wealth Strategy and Wealth Appreciation Strategy had an insufficient number of peers. Consequently, Lipper expanded the Strategies’ EGs to include peers that have a similar but not the same Lipper investment classification/objective.

Strategy	Contractual Management Fee (%)	Lipper EG Median (%)	Lipper EG Rank
Balanced Wealth Strategy[16]	0.550	0.618	4/14
Wealth Appreciation Strategy[17]	0.650	0.837	2/12
Conservative Wealth Strategy	0.550	0.650	4/12

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

14	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

15	The contractual management fee is calculated by Lipper using each Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Strategy had the lowest effective fee rate in the Lipper peer group.

16	The Fund’s EG includes the Fund, five other Mixed-Asset Target Allocation Moderate funds (“MTAM”) and eight Mixed-Asset Target Allocation Growth funds (“MTAG”).

17	The Fund’s EG includes the Fund, seven other Global Multi-Cap Growth funds (“GMLG”) and four Global Multi-Cap Core funds (“GMLC”).

90	• AB WEALTH STRATEGIES

However, because Lipper had expanded the EGs of Balanced Wealth Strategy and Wealth Appreciation Strategy, under Lipper’s standard guidelines, the Lipper Expense Universes (“EUs”) for these Strategies were also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.18 A “normal” EU will include funds that have the same investment classification/objective as the subject Strategy.

Set forth below is a comparison of the Strategies’ total expense ratios (inclusive of their underlying expenses) and the medians of the Strategies’ EGs and EUs. The Strategies’ total expense ratio rankings are also shown. Pro-forma total expense ratio information is shown to incorporate the impact of the inclusion of MMAS to the Strategies’ total expense ratios.

Strategy	Expense Ratio (%)[19]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Balanced Wealth Strategy[20]	1.028	1.106	5/14	1.180	18/82
Pro-forma	1.103	1.106	7/14	1.180	26/82

Wealth Appreciation Strategy[21]	1.106	1.331	1/12	1.447	4/44
Pro-forma	1.190	1.331	2/12	1.447	7/44

Conservative Wealth Strategy	1.057	1.100	5/12	1.066	14/28
Pro-forma	1.130	1.100	7/12	1.066	20/28

Based on this analysis, considering pro-forma information, Balanced Wealth Strategy and Conservative Wealth Strategy have a more favorable ranking on a contractual management fee basis than on a total expense ratio basis, while Wealth Appreciation Strategy has equally favorable rankings on a contractual management fee basis and on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategies.

18	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

19	Most recently completed fiscal year end Class A total expense ratio.

20	The Strategy’s EU includes the Strategy, the EG, and all other retail front-end MTAM and MTAG, excluding outliers.

21	The Strategy’s EU includes the Strategy, the EG, and all other retail front-end GMLC and GMLG, excluding outliers.

AB WEALTH STRATEGIES •	91

The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategies’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Strategies increased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Strategies and/or the Pooling Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Trust’s principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

ABI retained the following front-end load sales charges from sales of the Strategies’ Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
Balanced Wealth Strategy	$50,714
Wealth Appreciation Strategy	$22,470
Conservative Wealth Strategy	$20,032

92	• AB WEALTH STRATEGIES

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC fees from the Strategies during the Strategies’ most recently completed fiscal year:

Strategy	12b-1 Fees Received	CDSC Received
Balanced Wealth Strategy	$7,295,322	$64,066
Wealth Appreciation Strategy	$3,532,227	$49,434
Conservative Wealth Strategy	$2,573,816	$29,616

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategies are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Strategies during the most recently completed fiscal year:

Strategy	ABIS Fee
Balanced Wealth Strategy	$547,333
Wealth Appreciation Strategy	$573,227
Conservative Wealth Strategy	$145,416

There are no portfolio transactions for the Strategies since the Strategies pursue their investment objectives through investing in combinations of the Pooling Portfolios. However, the Pooling Portfolios do engage in portfolio transactions. U.S. Large Cap Growth Portfolio, Multi-Asset Real Return Portfolio, International Value Portfolio, International Growth Portfolio and Small-Mid Cap Growth Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Pooling Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Pooling Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

AB WEALTH STRATEGIES •	93

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli22 study on advisory fees and various fund characteristics.23 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.24 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

22	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

23	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

24	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

94	• AB WEALTH STRATEGIES

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $480 billion as of June 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings25 of the Strategies relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)26 for the periods ended May 31, 2014.27

Strategy	Fund Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Balanced Wealth Strategy
1 year	12.43	12.84	11.29	4/6	27/97
3 year	6.72	10.03	7.79	5/5	64/87
5 year	11.52	12.66	11.54	4/5	39/76
10 year	6.05	6.29	6.30	3/4	39/58

Wealth Appreciation Strategy
1 year	17.84	17.02	17.57	3/8	22/46
3 year	7.97	7.97	9.62	4/8	26/38
5 year	13.30	12.86	13.83	2/6	15/25
10 year	5.74	7.24	7.24	4/4	9/12

Conservative Wealth Strategy
1 year	6.69	8.59	7.81	10/12	54/76
3 year	4.13	7.01	5.95	9/10	55/67
5 year	7.48	10.12	9.30	9/10	52/62
10 year	4.64	6.08	5.61	7/7	27/33

25	The performance returns and rankings of the Strategies are for the Strategies’ Class A shares. The performance returns of the Strategies were provided by Lipper.

26	A Strategy’s PG/PU may not necessarily be identical to its respective EG/EU. Strategies with negative management fees are excluded from EGs/EUs but not necessarily from PGs/PUs. In addition, PGs/PUs only include strategies of the same Lipper investment classification/objective as the Strategies, in contrast to certain of the Strategies’ EGs/EUs, which may include strategies of similar but not the same investment classification/objective.

27	Lipper investment classification/objective dictates the PG and PU throughout the life of each Strategy even if a Strategy had a different investment classification/objective at a different point in time.

AB WEALTH STRATEGIES •	95

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Strategies (in bold)28 versus their benchmarks for the periods ending May 31, 2014.29

	Periods Ending May 31, 2014 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Balanced Wealth Strategy	12.43	6.72	11.52	6.05	6.34
65% S&P 500 / 35% Barclays Capital U.S. Aggregate Index	14.06	11.17	13.78	7.07	7.46
S&P 500 Index	20.45	15.15	18.40	7.77	8.24
Barclays Capital U.S. Aggregate Index	2.71	3.55	4.96	4.99	4.92
Inception Date: September 2, 2003

Wealth Appreciation Strategy	17.84	7.97	13.30	5.74	6.28
60% S&P 500 Index / 40% MSCI ACWI Ex USA Net Index	18.11	10.92	15.26	7.88	8.87
S&P 500 Index	20.45	15.15	18.40	7.77	8.24
MSCI ACWI Ex USA Net Index	14.54	4.63	10.49	7.79	9.12
Inception Date: September 2, 2003

Conservative Wealth Strategy	6.69	4.13	7.48	4.64	4.80
65% Barclays Capital U.S. Aggregate / 35% S&P 500 Index	8.73	7.69	9.74	6.23	6.28
Barclays Capital U.S. Aggregate Index	2.71	3.55	4.96	4.99	4.92
S&P 500 Index	20.45	15.15	18.40	7.77	8.24
Inception Date: September 2, 2003

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for each Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 1, 2014

28	The performance returns shown in the table are for the Class A shares of the Strategies.

29	The Adviser provided Strategy and benchmark performance return information.

96	• AB WEALTH STRATEGIES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Retirement Strategies

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB WEALTH STRATEGIES •	97

AB Family of Funds

NOTES

98	• AB WEALTH STRATEGIES

NOTES

AB WEALTH STRATEGIES •	99

NOTES

100	• AB WEALTH STRATEGIES

AB WEALTH STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

WS-0152-0215

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AB Portfolios

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: April 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: April 20, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: April 20, 2015